      [ING LOGO]

      LAURIE M. TILLINGHAST, CFP
      President, Portfolio Partners, Inc.

   January 1, 2002.

   Dear Shareholders:

   Most of us are very happy to put the year 2001 behind us. Not only did the equity markets deliver their second straight year of declines, but the horrific events of September 11th shocked and saddened all of us in ways that cannot be described or measured. These attacks have made us more aware of what really matters to us -- what often gets overlooked in the business of everyday life. We are especially mindful of the families that lost loved ones in those attacks and for the many heroes who responded so bravely.

   Although the human factors clearly overshadow any economic considerations, the events of September 11 dealt a severe blow to an economy that had already slowed significantly. The terrorist attacks and the international response (led by the U.S.) added to the financial markets' uncertainty and dulled investors' appetite for risk. Despite eleven interest rate reductions by the Federal Reserve Board and by many foreign central banks, stock markets slumped worldwide.

   The major stock market indices [The Standard & Poor's (S&P) 500 Index, Dow Jones Industrial Average, NASDAQ Composite and Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index](1) were negative for the year 2001. Only the Russell 2000(2) small cap index managed a small positive return of 2.45% for the period. And yet, ALL of these equity indices staged furious rallies in the fourth quarter of 2001 as investors focused on expectations of economic recovery in 2002 along with renewed patriotism and confidence in early U.S. and allied successes in Afghanistan. Continued easing by the Federal Reserve, no new negative earnings surprises or further terrorist attacks helped investors feel more optimistic by year-end.

   Several funds of Portfolio Partners, Inc. were particularly hard-hit in 2001 due to their emphasis on high-growth sectors of the economy. Portfolios with overweighted positions in technology, telecommunications and energy, like PPI MFS Emerging Equities, PPI MFS Research Growth and PPI MFS Capital Opportunities, underperformed the S&P 500 for the year despite very strong results in the fourth quarter. PPI T. Rowe Price Growth Equity, performed better than the Index, yet also ended the year in negative territory.

   --------------------------------

     (1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

     The Dow Jones Industrial Average is a popular indicator of the stock market based on the average closing prices of 30 active industrial stocks representative of the overall economy. This is an unmanaged index and does not reflect an investment in any fund.

     The NASDAQ Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system.

     Morgan Stanley Capital International Europe, Australia, Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East.

     (2) Russell 2000 Index (a small cap index) consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends.

     Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

Foreign markets continued to disappoint, as slowing U.S. growth dulled economic activity abroad. The underperformance of the Japanese economy continued to dominate equity markets in Asia, which lagged Europe, where the U.K. was the best performing market. PPI Scudder International Growth also underperformed its benchmark, the EAFE Index, for the year despite a better fourth quarter.

The addition of eight new Portfolios to the PPI family in December adds considerable diversification and choice of investment style. Several of the funds emphasize value investing, a complementary approach to the growth style of investing of many existing Portfolios. One of the best strategies for long-term retirement investors is to have a balance in their overall investment programs -- for those periods, like 1998 and 1999, when GROWTH OUTPERFORMED VALUE, and other times like the last two years when VALUE OUTPERFORMED GROWTH. By combining these approaches, you have choice and diversification for optimal long-term investment success.

Clearly, since September 11, both the nation and the equity markets have begun to rally. Interest rates are at their lowest levels in almost 40 years. Our success in the war on terrorism and in stabilizing and stimulating the economy is a credit to the American spirit and our collective confidence in the future.

We, at ING, and our subadviser partners are dedicated to managing your assets prudently through these current difficulties toward achieving positive long-term results. As such, we cannot overemphasize "staying the course." Changes to your investment mix should be based on a careful review of your mix of stocks, bonds and safety of principal investments and not on emotional reactions to short-term market declines or tragic events. Then, any actions you do take should be rooted in the decision that "you are no longer comfortable" with your long-term risk and return expectations. Don't try to forecast or "time" market movements. Instead, think about what are REASONABLE returns to expect over the next 5, 10 or 20 years, thus, ignoring the extreme OVER and UNDER PERFORMANCE of the stock market during the last decade.

We are confident in the long-term investment opportunities of both U.S. and foreign equities. And, as always, we appreciate your loyalty and confidence in ING.

Please read the portfolio manager commentaries that follow. Due to the recent inception date for the eight new Portfolios, no detailed performance commentary is provided.

Sincerely

/s/ LAURIE LEBLANC TILLINGHAST

Laurie M. Tillinghast
President,
Portfolio Partners, Inc.

          PORTFOLIO PARTNERS, INC. MFS CAPITAL OPPORTUNITIES PORTFOLIO
                          DECEMBER 31, 2001 COMMENTARY
   --------------------------------------------------------------------------

For the 12 months ended December 31, 2001, the Portfolio's Initial Class shares provided a total return of -24.75%, service shares -24.92%(1) and adviser class -25.14%(1). These returns, compare to a -11.87% return over the same period for the Portfolio's benchmark, the Standard & Poor's 500 Stock Index (the S&P
500)(2), and -13.68% for the Morningstar peer group of Large Cap Blend funds(3).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      PPI MFS CAPITAL
          Opportunities Portfolio - Initial Class  S&P 500 Index
11/28/97                                  $10,000        $10,000
3/31/98                                   $11,879        $11,590
6/30/98                                   $12,045        $11,973
9/30/98                                   $10,311        $10,781
12/31/98                                  $12,854        $13,077
3/31/99                                   $13,387        $13,729
6/30/99                                   $15,238        $14,697
9/30/99                                   $14,796        $13,778
12/31/99                                  $19,126        $15,828
6/30/00                                   $20,641        $15,761
12/31/00                                  $18,032        $14,386
6/30/01                                   $15,795        $13,425
12/31/01                                  $13,568        $12,676

Average Annual Total Return for the Fund for the periods ended 12/31/01: One
Year: (24.75)% Since Inception: 7.74%

The primary cause for the Portfolio's weak results in recent months was our significant weighting in technology, telecommunications and utility stocks. After years of expansion, a combination of rising interest rates, high valuations, and rising energy prices stalled business and consumer demand. Recent conditions affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion. Although we worked hard to identify stocks we believed would continue to deliver attractive performance in a downturn, these efforts did not translate into positive performance. Many of these companies were punished along with the rest of the growth sector. In the utilities sector, most gas and electric stocks fared poorly, as natural gas prices dropped and demand for electricity declined due to the soft economy. As a result, the fund suffered its most difficult 18-month period.

Despite the 4th quarter rally in technology and telecommunications stocks, the majority of these companies posted negative returns for the past twelve-month period. Amid ongoing concerns about future earnings and the slowdown in capital spending, some of the biggest detractors to performance included computer software companies such as VERITAS and Oracle. Telecommunications stocks, such as American Tower and Qwest Communications were also hurt by the weak economic environment and slowdown in spending. In the first half of 2001, our overweighting in oil services stocks, such as Grant

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) Total returns for the service and adviser share classes are based on the 12 month total return of the initial class adjusted to reflect the operating expenses of the service and adviser share classes respectively.

(2) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(3) The Morningstar Large Cap Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Individuals cannot invest directly in any average.

          PORTFOLIO PARTNERS, INC. MFS CAPITAL OPPORTUNITIES PORTFOLIO
                      DECEMBER 31, 2001 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Pride Co., Santa Fe International and Weatherford International, helped performance as these stocks rallied. However, in recent months, these stocks gave back much of their earlier gains, as investors became concerned about the outlook for oil prices and weaker demand.

On a more positive note, banks and financial services stocks, such as Bank of America and Citigroup, supported by lower interest rates, strong balance sheets and reliable earnings growth boosted performance. Other contributors included specialty chemical manufacturer Praxair, paper company Jefferson Smurfit, and multi-industry conglomerate Tyco International.

Looking forward, we think this is precisely the wrong time to be changing our investment strategy in reaction to a tough market. The aggressive interest rate cuts implemented before and after September 11, the drop in oil price, the strong refinancing activity and a record amount of fiscal stimuli are all positive factors that support the argument for a rebound in economic activity next year.

Accordingly, we have increased the Portfolio's exposure to semiconductor stocks and other economically-sensitive groups, such as media and basic materials, including papers and chemicals, which tend to be among the first to move up in anticipation of an economic recovery. On the other hand, in the financial services sector, our focus is on leading companies that are well positioned to ride out continued economic weakness.

Respectfully,

Maura A. Shaughnessy
Portfolio Manager

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF MFS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONSIDERATIONS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

            PORTFOLIO PARTNERS, INC. MFS EMERGING EQUITIES PORTFOLIO
                          DECEMBER 31, 2001 COMMENTARY
   --------------------------------------------------------------------------

For the 12 months ended December 31, 2001, the Portfolio's Initial Class shares provided a total return of -25.21%, service shares -25.37%(1) and adviser class -25.58%(1). These returns compare to a return of -19.63% over the same period for the Portfolio's benchmark, the Russell 3000 Growth Index (the Russell Index)(2). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. This performance also compares to -11.89% for the Standard & Poor's 500 Stock Index (the S&P 500)(3) and -23.63% for the Morningstar Large Cap Growth Universe(4).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   PPI MFS EMERGING
          Equities Portfolio - Initial Class  Russell 2000 Index  Russell 3000 Growth Index
11/28/97                             $10,000             $10,000                    $10,000
3/31/98                              $12,040             $11,200                    $11,532
6/30/98                              $11,876             $10,800                    $11,730
9/30/98                               $9,951              $8,500                    $10,408
12/31/98                             $12,821             $10,000                    $12,639
3/31/99                              $12,525              $9,500                    $13,068
6/30/99                              $14,689             $10,900                    $14,088
9/30/99                              $14,400             $11,000                    $13,148
12/31/99                             $19,343             $12,023                    $15,277
6/30/00                              $19,542             $12,388                    $15,424
12/31/00                             $13,776             $11,660                    $14,135
6/30/01                              $11,817             $12,475                    $13,278
12/31/01                             $10,304             $11,950                    $12,530

Average Annual Total Return for the Fund for the periods ended 12/31/01: One
Year: (25.21)% Since Inception: 0.73%

Our underperformance over the period was primarily a result of our holdings in technology, which was the worst performing sector in a difficult market environment. Even outside technology, the market was particularly brutal for aggressive growth investors across all sectors. We remained true to our mandate -- to be an aggressive growth fund -- at a time when our style was out of favor. And although that hurt performance over the period, our experience has been that the best long-term returns come from staying true to one's style across market cycles.

One view of what happened in the market was that the massive technology bubble in 1999 and 2000 finally burst. We think, however, that technology companies had been growing their earnings at a much faster rate than the overall market for years, so this was not a two-year phenomenon.

Technology has remained the largest weighting in the fund because we're long-term investors, and we think the corporate appetite for technology has not diminished, only temporarily put on hold. The market rally we witnessed at the end of the year seemed to support this view, as the technology sector enjoyed some of its strongest gains.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.
(1) Total returns for the service and adviser share classes are based on the 12 month total return of the initial class adjusted to reflect the operating expenses of the service and adviser share classes respectively.
(2) Effective as of November 16, 2001, the PPI MFS Emerging Equities Portfolio changed its performance benchmark from the Russell 2000 Index to the Russell 3000 Growth Index because the securities comprising the Russell 3000 Growth Index are more representative of the portfolio's holdings. The Russell 3000 Growth Index is a value-weighted, unmanaged index of the largest public companies domiciled in the U.S. and its territories (found in the Russell 3000 Index) with highest price to book ratios and highest forecasted growth. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.
(3) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.
(4) The Morningstar Large Cap Growth Universe is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the portfolio. Individuals cannot invest directly in any average.

            PORTFOLIO PARTNERS, INC. MFS EMERGING EQUITIES PORTFOLIO
                      DECEMBER 31, 2001 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

That said, our approach toward technology has changed over the period. A year or two ago, the companies that were growing faster and were doing better as investments were some of the smaller, newer companies with niche products. Large corporations were willing to take piece "A" from company A and piece "B" from company B to create their own customized solutions.

Today, customers tell us they are less willing to spend the time and money to integrate niche products. Larger companies such as Microsoft and Oracle are better positioned because they offer a full product set that's more of a turnkey solution. So, we've repositioned our technology holdings into companies we view as having established customer bases, established brands, and a comprehensive set of products.

Another opportune area was health care. Our research uncovered a number of smaller, specialty pharmaceutical companies that have attractive product pipelines or have gotten products approved or launched that we're excited about. Biovail Corp., for example, is a Canadian pharmaceutical company is well positioned in the generic drug market. There's an unusually large number of blockbuster drugs whose patents are expiring which creates opportunities for generic companies to offer these drugs at lower prices. We have also invested in medical lab companies to participate in a trend by hospitals and doctors to outsource tests to companies that can offer economies of scale. Two main players, Laboratory Corp. of America and Quest Diagnostics were in the Portfolio at the end of the period.

Advertising-sensitive media firms and business services companies were two other large concentrations in the Portfolio. Advertising has historically been one of the first expenses corporations cut in a slowing economy, and that is exactly what happened in 2001. This hurt the stocks of media firms, such as Viacom, owner of CBS and other television and radio networks such as Fox Entertainment Group. We used the downturn to buy these stocks opportunistically at attractive prices. We expect advertising spending will rebound in a recovering economy and the market will favor these industry leaders.

In the business services area, we have invested in a number of transaction processors that offer out-sourced services to other companies, such as payroll processor Automatic Data Processing and credit card processor Concord EFS. These firms offer services that help cut costs for their clients and they have performed relatively well in the economic downturn.

Looking at the broader perspective of the overall market, the events of September 11 pushed out, by perhaps a quarter or two, the economic rebound we had hoped to see in late 2001 or the first half of 2002. In the aftermath of the terrorist attacks, many corporate budgets were frozen and planned spending canceled or postponed. Generally, investors have looked at the events as only delaying a recovery in the economy. After an initial dip, both the market and the Portfolio experienced strong performance in the final quarter of 2001. And, at the end of the period, most market indices were in fact higher than they had been on the day before the attacks.

Respectfully,

Dale A. Dutile                John E. Lathrop               David E. Sette-Ducati
Portfolio Manager             Portfolio Manager             Portfolio Manager

NOTES TO SHAREHOLDERS: EFFECTIVE MAY 1, 2001, DALE A. DUTILE, JOHN E. LATHROP, AND DAVID E. SETTE-DUCATI WERE ADDED AS CO-MANAGERS OF THE PORTFOLIO, WITH GENERAL OVERSIGHT BY JOHN W. BALLEN.

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF MFS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONSIDERATIONS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

             PORTFOLIO PARTNERS, INC. MFS RESEARCH GROWTH PORTFOLIO
                          DECEMBER 31, 2001 COMMENTARY
   --------------------------------------------------------------------------

For the 12 months ended December 31, 2001, the Portfolio's Initial Class shares provided a total return of -20.78%, service shares -21.06%(1) and adviser class -21.26%(1). These returns compared to a -11.87% return during the same period for the Portfolio's benchmark, the Standard & Poor's 500 Stock Index (the S&P
500)(2), and -23.63% for the peer group, as measured by the Morningstar Large Cap Growth Universe(3).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  PPI MFS RESEARCH
          Growth Portfolio - Initial Class  S&P 500 Index
11/28/97                           $10,000        $10,000
3/31/98                            $11,314        $11,590
6/30/98                            $11,587        $11,973
9/30/98                             $9,841        $10,781
12/31/98                           $12,076        $13,077
3/31/99                            $12,268        $13,729
6/30/99                            $13,178        $14,697
9/30/99                            $12,283        $13,778
12/31/99                           $14,978        $15,828
6/30/00                            $15,911        $15,761
12/31/00                           $14,307        $14,386
6/30/01                            $12,480        $13,425
12/31/01                           $11,319        $12,676

Average Annual Total Return for the Fund for the periods ended 12/31/01: One
Year: (20.78)% Since Inception: 3.10%

Throughout 2001, U.S. equity markets continued to be plagued by weakness and volatility. The slowing economy, accompanied by a flood of disappointing company earnings announcements and climaxing with the terrorist attacks, kept the major stock indexes highly volatile. Despite the Federal Reserve Board's effort to provide emergency liquidity to the markets by cutting interest rates an unprecedented 11 times in 2001, the market remained volatile.

Amid this difficult environment, the largest detractors to performance included several underperforming holdings in technology, utilities and communications. After years of expansion, a combination of rising interest rates, high valuations and rising energy prices stalled business and consumer demand. Stocks such as EMC, Cisco, Comverse Technology and Qwest were expected to hold value in an economic downturn. Unfortunately, this did not translate into positive performance as these companies were punished along with the rest of the growth sector. Nevertheless, we still believe technology and telecommunications stocks offer strong sources of earnings growth and should fare better when the economy improves.

In the utilities sector, most gas and electric stocks underperformed, as natural gas prices dropped and demand for electricity declined due to the soft economy. In particular, AES Corp. and Dynegy were

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) Total returns for the service and adviser share classes are based on the 12 month total return of the initial class adjusted to reflect the operating expenses of the service and adviser share classes respectively.

(2) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(3) The Morningstar Large Cap Growth Universe is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the portfolio. Individuals cannot invest directly in any average.

             PORTFOLIO PARTNERS, INC. MFS RESEARCH GROWTH PORTFOLIO
                      DECEMBER 31, 2001 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

disappointing. We're optimistic that an economic recovery in 2002 will bode well for electric and natural gas stocks. When the economy improves, we think companies will ramp up their production, increasing the demand for power. Other individual securities that detracted from performance included CVS and Safeway.

On a more positive note, a significant contributor to increased performance was strong stock selection in the financial services sector -- in particular, holdings in Bank of America, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. In general, these stocks performed well in a falling interest rate environment, but without the credit risk associated with other financials. Other strong contributors included Microsoft, IBM, long-distance company Sprint, and aerospace and defense company General Dynamics.

We have seen a recent improvement in performance and are optimistic this will carry over into 2002. Our positioning has been relatively defensive and cautious about the economy. As a result, some of our biggest positions were in healthcare, particularly pharmaceutical stocks. In addition, we still have big positions in oil companies and in the financial services area. Although we've been quite conservative in our stance, we expect to gradually transition the Portfolio to be more aggressive in anticipation of a recovery in 2002. We will be looking at more cyclical names trading at low valuations and that seem to have a good opportunity to outperform next year.

Respectfully,

Michael A. Lawless
Associate Director of Equity Research

THE COMMITTEE OF MFS RESEARCH ANALYSTS IS RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO UNDER THE GENERAL SUPERVISION OF MR. LAWLESS.

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF MFS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONSIDERATIONS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

        PORTFOLIO PARTNERS, INC. SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                          DECEMBER 31, 2001 COMMENTARY
   --------------------------------------------------------------------------

The Portfolio's initial shares returned -26.93% for 2001, service shares -27.09%(1) and adviser class -27.28%(1), underperforming its benchmark, the MSCI EAFE Index(2) of -21.4%. The peer group as measured by Morningstar Foreign Stock(3) category, returned an average of -21.7% for the year. Having tilted towards more defensive sectors throughout 2001, the Portfolio shifted to a more economically sensitive strategy during the second half of the third quarter. While this move was incrementally positive, it was unable to offset the significant negative impact of stocks in the consumer discretionary and Japanese financial sectors. And despite having successfully avoided the Japanese Bank sector, Japanese Brokerage and Real Estate sectors had a negative effect on performance. Weakness during the first half of 2001 in the Portfolio's media exposure and consumer electronics holdings also hurt performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PPI SCUDDER INTERNATIONAL
          Growth Portfolio - Initial Class  MSCI EAFE Index
11/28/97                           $10,000          $10,000
3/31/98                             11,571           11,581
6/30/98                             12,277           11,712
9/30/98                             10,503           10,054
12/31/98                            12,098           12,141
3/31/99                             12,466           12,318
6/30/99                             13,390           12,640
9/30/99                             14,638           13,203
12/31/99                            19,164           15,455
6/30/00                             17,480           14,827
12/31/00                            15,409           13,265
6/30/01                             12,769           11,328
12/31/01                            11,260           10,421

Average Annual Total Return for the Fund for the periods ended 12/31/01: One
Year: (26.93)% Since Inception: 2.94%

The deteriorating trend in global economic growth and a severe contraction in global corporate profitability were the main culprits behind double-digit losses for major international markets. The global economic slowdown came at a particularly bad time for Japan, aggravating the country's domestic economic woes. The UK was the best performer of the major international markets with a robust economy due to continued strong consumption levels. The traditional economically sensitive markets in Asia (outside of Japan) staged a strong recovery in the fourth quarter, which more than offset the region's poor performance earlier in the year. Despite the sharp bounce back in the latter part of the year -- information technology, down -44.6%, remained the worst performing sector for 2001. Telecom services (-32.3%) and industrials (-24.2%) also performed poorly. Traditional defensive sectors such as consumer staples and utilities did well on a relative basis. Contrary to the sharp negative trend in commodity prices, the energy (-4.3%) and materials (-8.1%) sectors also performed relatively well.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) Total returns for the service and adviser share classes are based on the 12 month total return of the initial class adjusted to reflect the operating expenses of the service and adviser share classes respectively.

(2) Morgan Stanley Capital International Europe, Australia, Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(3) The Morningstar Foreign Stock category is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the portfolio. Individuals cannot invest directly in any average.

        PORTFOLIO PARTNERS, INC. SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                      DECEMBER 31, 2001 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Confidence in global economic growth showed a strong comeback in the fourth quarter. Aggressive monetary easing injected substantial liquidity into the financial system and helped to restore confidence in most areas of the world. Japan was the major exception where recovery in confidence was overwhelmed by a lack of visible progress in the nation's structural issues.

The Portfolio's strategy has become more offensively tilted with modest overweight positions in information technology, materials and industrials. These positions are balanced by an underweight in financials, (especially banks and traditional insurance companies), healthcare and consumer staples. Our longer-term positive stance towards Japan continues to be challenged by the current fragile economic situation and the authorities' ineffectiveness in accelerating structural reform. We continue to emphasize companies benefiting from secular changes taking place, and we would expect them to show good resilience even if economic prospects remain uncertain for a more prolonged period.

Respectfully,

Irene Cheng
Lead Portfolio Manager

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

         PORTFOLIO PARTNERS, INC. T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                          DECEMBER 31, 2001 COMMENTARY
   --------------------------------------------------------------------------

Over the past 12 months, the Portfolio's initial class shares returned -10.21%, service class -10.44%(1) and adviser class -10.67%(1), versus an 11.89% loss for the Standard & Poor's 500 Stock Index (the S&P 500)(2) and -23.63% for the Morningstar Large Cap Growth Universe(3). While we are never happy to report negative returns, we are enthusiastic over recent improvements to our long-term record compared to the S&P 500.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     PPI T. ROWE PRICE
          Growth Equity Portfolio - Initial Class  S&P 500 Index
11/28/97                                  $10,000        $10,000
3/31/98                                   $11,729        $11,590
6/30/98                                   $11,890        $11,973
9/30/98                                   $10,578        $10,781
12/31/98                                  $13,019        $13,077
3/31/99                                   $13,373        $13,729
6/30/99                                   $14,159        $14,697
9/30/99                                   $13,344        $13,778
12/31/99                                  $15,926        $15,828
6/30/00                                   $17,193        $15,761
12/31/00                                  $15,920        $14,386
6/30/01                                   $14,700        $13,425
12/31/01                                  $14,294        $12,676

Average Annual Total Return for the Fund for the periods ended 12/31/01: One
Year: (10.21)% Since Inception: 9.12%

Our outperformance in the last six months of the year was driven by strong stock selection. For the 12-month period, technology and telecom stocks detracted from performance while healthcare providers and data processing companies added to our gains.

The terrorist attacks of September 11 and the personal devastation that followed were turning points in the market in 2001. However, the market's reaction was much different than generally expected, further supporting our long-term, gradualist approach to managing money.

Even as the economy weakened, economically sensitive stocks showed a strong rally after bottoming on September 21. The rationale for this movement was that fears regarding the corporate effects of the tragedy very quickly became reality, and the sudden drop in fundamentals created a floor from which business could improve. Investors began to discount this expected improvement rapidly as lowered interest rates and liquidity moved the market higher. By the end of the year, while still in the midst of a poor economy, the market acted as though it was certain of a recovery and only slightly unsure of its timing.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) Total returns for the service and adviser share classes are based on the 12 month total return of the initial class adjusted to reflect the operating expenses of the service and adviser share classes respectively.

(2) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(3) The Morningstar Large Cap Growth Universe is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the portfolio. Individuals cannot invest directly in any average.

         PORTFOLIO PARTNERS, INC. T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                      DECEMBER 31, 2001 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

The Portfolio's sector allocations remained relatively unchanged for the 12-month period. Overweighted positions in the consumer discretionary sector aided performance. And at the same time, underweighting telecommunications services was also beneficial.

Holdings in data processing companies, such as First Data, and healthcare service companies, like UnitedHealth Group helped the Portfolio. As lower mortgage rates and gas prices improved for the consumer, retail stocks also performed well. Firms, like Target, experienced gains as consumers shifted their spending habits to more value-conscious stores from the larger department stores.

On the downside, software stocks had a difficult year, and media holdings declined more than the general market. However, like technology stocks, a strong finish of these holdings at the end of the year kept returns from being much worse.

Most of our Portfolio changes through the last six months attempted to increase economic sensitivity. As we began to feel that valuations were low enough, we added industrials like Tyco International, and other firms that could benefit from a recovery. In addition, we trimmed several more defensive names, including Philip Morris, in favor of faster growing companies. We are generally optimistic the economy and the markets will be stronger in 2002. What keeps us from a greater enthusiasm is that consumer spending remained relatively strong during the downturn and, therefore, we expect a more modest recovery than normal.

Respectfully,

Robert Smith
Portfolio Manager

THE VIEWS EXPRESSED ARE THOSE OF T. ROWE PRICE AS OF DECEMBER 31, 2001, AND ARE SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS. INFORMATION ABOUT A FUND'S PORTFOLIO, ASSET ALLOCATION, OR COUNTRY DIVERSIFICATION IS HISTORICAL AND IS NO INDICATION OF FUTURE PORTFOLIO COMPOSITION, WHICH WILL VARY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                             CLASS I                  CLASS S                 CLASS ADV
                                     -----------------------  -----------------------  -----------------------
                                           PERIOD FROM              PERIOD FROM              PERIOD FROM
                                        DECEMBER 10, 2001        DECEMBER 10, 2001        DECEMBER 10, 2001
                                          (COMMENCEMENT            (COMMENCEMENT            (COMMENCEMENT
             PPI ALGER                   OF OPERATIONS)           OF OPERATIONS)           OF OPERATIONS)
         GROWTH PORTFOLIO             TO DECEMBER 31, 2001     TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
-----------------------------------  -----------------------  -----------------------  -----------------------
Net asset value, beginning of
  period ..........................           $9.92                    $9.92                   $  9.92
                                              -----                    -----                   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........            0.00*                    0.00*                    (0.00)+
  Net realized and change in
    unrealized gain on investments,
    futures, foreign currency and
    forward foreign currency
    exchange contracts ............           (0.07)                   (0.07)                    (0.07)
                                              -----                    -----                   -------
      Total income from investment
        operations ................           (0.07)                   (0.07)                    (0.07)
                                              -----                    -----                   -------
Net asset value, end of period ....           $9.85                    $9.85                   $  9.85
                                              =====                    =====                   =======
Total return ......................           (0.71)%(1)               (0.71)%(1)                (0.71)%(1)
Net assets, end of period
  (000's) .........................           $  10                    $  10                   $38,319
Ratio of total expenses to average
  net assets ......................            1.00%(2)                 1.25%(2)                  1.48%(2)
Ratio of net investment income to
  average net assets ..............            0.50%(2)                 0.17%(2)                 (0.06)%(2)
Portfolio turnover rate ...........            6.09%(1)                 6.09%(1)                  6.09%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    13

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                             CLASS I                  CLASS S                 CLASS ADV
                                     -----------------------  -----------------------  -----------------------
                                           PERIOD FROM              PERIOD FROM              PERIOD FROM
                                        DECEMBER 10, 2001        DECEMBER 10, 2001        DECEMBER 10, 2001
                                          (COMMENCEMENT            (COMMENCEMENT            (COMMENCEMENT
       PPI ALGER AGGRESSIVE              OF OPERATIONS)           OF OPERATIONS)           OF OPERATIONS)
         GROWTH PORTFOLIO             TO DECEMBER 31, 2001     TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
-----------------------------------  -----------------------  -----------------------  -----------------------
Net asset value, beginning of
  period ..........................          $ 7.23                   $ 7.23                   $  7.23
                                             ------                   ------                   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .............           (0.00)*                  (0.00)*                   (0.01)
  Net realized and change in
    unrealized gain on investments,
    futures, foreign currency and
    forward foreign currency
    exchange contracts ............            0.06                     0.06                      0.07
                                             ------                   ------                   -------
      Total income from investment
        operations ................            0.06                     0.06                      0.06
                                             ------                   ------                   -------
Net asset value, end of period ....          $ 7.29                   $ 7.29                   $  7.29
                                             ======                   ======                   =======
Total return ......................            0.83%(1)                 0.83%(1)                  0.83%(1)
Net assets, end of period
  (000's) .........................          $   10                   $   10                   $80,999
Ratio of total expenses to average
  net assets ......................            1.05%(2)                 1.30%(2)                  1.53%(2)
Ratio of net investment loss to
  average net assets ..............           (0.82)%(2)               (0.99)%(2)                (1.28)%(2)
Portfolio turnover rate ...........           58.25%(1)                58.25%(1)                 58.25%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $(0.01).

14    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                             CLASS I                  CLASS S                 CLASS ADV
                                     -----------------------  -----------------------  -----------------------
                                           PERIOD FROM              PERIOD FROM              PERIOD FROM
                                        DECEMBER 10, 2001        DECEMBER 10, 2001        DECEMBER 10, 2001
                                          (COMMENCEMENT            (COMMENCEMENT            (COMMENCEMENT
       PPI BRINSON TACTICAL              OF OPERATIONS)           OF OPERATIONS)           OF OPERATIONS)
    ASSET ALLOCATION PORTFOLIO        TO DECEMBER 31, 2001     TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
-----------------------------------  -----------------------  -----------------------  -----------------------
Net asset value, beginning of
  period ..........................          $31.41                   $ 31.41                  $31.41
                                             ------                   -------                  ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........            0.00*                     0.00*                  (0.00)+
  Net realized and change in
    unrealized gain on investments,
    futures, foreign currency and
    forward foreign currency
    exchange contracts ............           (0.27)                    (0.27)                  (0.28)
                                             ------                   -------                  ------
      Total income from investment
        operations ................           (0.27)                    (0.27)                  (0.28)
                                             ------                   -------                  ------
Net asset value, end of period ....          $31.14                   $ 31.14                  $31.13
                                             ======                   =======                  ======
Total return ......................           (0.86)%(1)                (0.86)%(1)              (0.89)%(1)
Net assets, end of period
  (000's) .........................          $   10                   $13,660                  $   10
Ratio of total expenses to average
  net assets ......................            1.10%(2)                  1.34%(2)                1.60%(2)
Ratio of net investment income to
  average net assets ..............            0.17%(2)                  0.04%(2)               (0.17)%(2)
Portfolio turnover rate ...........            4.82%(1)                  4.82%(1)                4.82%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    15

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                             CLASS I                  CLASS S                 CLASS ADV
                                     -----------------------  -----------------------  -----------------------
                                           PERIOD FROM              PERIOD FROM              PERIOD FROM
                                        DECEMBER 10, 2001        DECEMBER 10, 2001        DECEMBER 10, 2001
                                          (COMMENCEMENT            (COMMENCEMENT            (COMMENCEMENT
         PPI DSI ENHANCED                OF OPERATIONS)           OF OPERATIONS)           OF OPERATIONS)
          INDEX PORTFOLIO             TO DECEMBER 31, 2001     TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
-----------------------------------  -----------------------  -----------------------  -----------------------
Net asset value, beginning of
  period ..........................           $8.23                   $  8.23                   $8.23
                                              -----                   -------                   -----
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........            0.00*                     0.00*                   0.00*
  Net realized and change in
    unrealized gain on investments,
    futures, foreign currency and
    forward foreign currency
    exchange contracts ............           (0.07)                    (0.07)                  (0.07)
                                              -----                   -------                   -----
      Total income from investment
        operations ................           (0.07)                    (0.07)                  (0.07)
                                              -----                   -------                   -----
Net asset value, end of period ....           $8.16                   $  8.16                   $8.16
                                              =====                   =======                   =====
Total return ......................           (0.85)%(1)                (0.85)%(1)              (0.85)%(1)
Net assets, end of period
  (000's) .........................           $  10                   $43,927                   $  10
Ratio of total expenses to average
  net assets ......................            0.80%(2)                  1.05%(2)                1.30%(2)
Ratio of net investment income to
  average net assets ..............            0.66%(2)                  0.44%(2)                0.17%(2)
Portfolio turnover rate ...........            0.00%(1)+                 0.00%(1)+               0.00%(1)+

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN 0.01%.

16    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                 CLASS I                  CLASS S                 CLASS ADV
                                         -----------------------  -----------------------  -----------------------
                                               PERIOD FROM              PERIOD FROM              PERIOD FROM
                                            DECEMBER 10, 2001        DECEMBER 10, 2001        DECEMBER 10, 2001
                                              (COMMENCEMENT            (COMMENCEMENT            (COMMENCEMENT
PPI GOLDMAN SACHS-REGISTERED TRADEMARK-      OF OPERATIONS)           OF OPERATIONS)           OF OPERATIONS)
       CAPITAL GROWTH PORTFOLIO           TO DECEMBER 31, 2001     TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
---------------------------------------  -----------------------  -----------------------  -----------------------
Net asset value, beginning of
  period ............................            $11.24                  $  11.24                  $11.24
                                                 ------                  --------                  ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .............              0.00*                     0.00*                   0.00+
  Net realized and change in unrealized
    gain on investments, futures,
    foreign currency and forward
    foreign currency exchange
    contracts .......................             (0.09)                    (0.09)                  (0.09)
                                                 ------                  --------                  ------
      Total income from investment
        operations ..................             (0.09)                    (0.09)                  (0.09)
                                                 ------                  --------                  ------
Net asset value, end of period ......            $11.15                  $  11.15                  $11.15
                                                 ======                  ========                  ======
Total return ........................             (0.80)%(1)                (0.80)%(1)              (0.80)%(1)
Net assets, end of period (000's) ...            $   10                  $103,118                  $   10
Ratio of total expenses to average net
  assets ............................              1.05%(2)                  1.30%(2)                1.55%(2)
Ratio of net investment income to
  average net assets ................              0.50%(2)                  0.07%(2)               (0.03)%(2)
Portfolio turnover rate .............              1.11%(1)                  1.11%(1)                1.11%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    17

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                  CLASS I
                           --------------------------------------------------------------------------------------

     PPI MFS CAPITAL            YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
 OPPORTUNITIES PORTFOLIO    DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999     DECEMBER 31, 1998
-------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  44.41              $  54.77              $  37.86              $  29.91
                                 --------              --------              --------              --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............           (0.03)                (0.12)                (0.08)                 0.05
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........          (10.25)                (2.08)                18.22                  7.94
                                 --------              --------              --------              --------
      Total income (loss)
        from investment
        operations ......          (10.28)                (2.20)                18.14                  7.99
                                 --------              --------              --------              --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............              --                    --                 (0.05)                (0.04)
  Net realized gain on
    sale of
    investments .........           (7.01)                (8.16)                (1.18)                   --
                                 --------              --------              --------              --------
      Total
        distributions ...           (7.01)                (8.16)                (1.23)                (0.04)
                                 --------              --------              --------              --------
Net asset value, end of
  period ................        $  27.12              $  44.41              $  54.77              $  37.86
                                 ========              ========              ========              ========
Total return ............          (24.75)%               (5.72)%               48.79%                26.74%
Net assets, end of period
  (000's) ...............        $351,204              $440,433              $323,059              $194,926
Ratio of total expenses
  to average net
  assets ................            0.90%                 0.90%                 0.90%                 0.90%
Ratio of net investment
  income (loss) to
  average net assets ....           (0.09)%               (0.28)%               (0.20)%                0.17%
Portfolio turnover
  rate ..................          105.61%               119.72%               170.59%               141.31%

                                   CLASS I
                           -----------------------
                                 PERIOD FROM
                              NOVEMBER 28, 1997
                                (COMMENCEMENT
     PPI MFS CAPITAL           OF OPERATIONS)
 OPPORTUNITIES PORTFOLIO    TO DECEMBER 31, 1997
-------------------------  -----------------------
Net asset value,
  beginning of period ...         $  29.49
                                  --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............             0.05
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........             0.37
                                  --------
      Total income (loss)
        from investment
        operations ......             0.42
                                  --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............               --
  Net realized gain on
    sale of
    investments .........               --
                                  --------
      Total
        distributions ...               --
                                  --------
Net asset value, end of
  period ................         $  29.91
                                  ========
Total return ............             1.43%(1)
Net assets, end of period
  (000's) ...............         $134,508
Ratio of total expenses
  to average net
  assets ................             0.90%(2)
Ratio of net investment
  income (loss) to
  average net assets ....             1.98%(2)
Portfolio turnover
  rate ..................            12.06%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

18    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                  CLASS S                 CLASS ADV
                                          -----------------------  -----------------------
                                                PERIOD FROM              PERIOD FROM
                                             DECEMBER 10, 2001        DECEMBER 10, 2001
                                               (COMMENCEMENT            (COMMENCEMENT
            PPI MFS CAPITAL                   OF OPERATIONS)           OF OPERATIONS)
        OPPORTUNITIES PORTFOLIO            TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
----------------------------------------  -----------------------  -----------------------
Net asset value, beginning of period ...          $ 27.21                  $ 27.21
                                                  -------                  -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..................            (0.00)*                  (0.01)
  Net realized and change in unrealized
    gain on investments, futures,
    foreign currency and forward foreign
    currency exchange contracts ........            (0.10)                   (0.09)
                                                  -------                  -------
      Total income from investment
        operations .....................            (0.10)                   (0.10)
                                                  -------                  -------
Net asset value, end of period .........          $ 27.11                  $ 27.11
                                                  =======                  =======
Total return ...........................            (0.37)%(1)               (0.37)%(1)
Net assets, end of period (000's) ......          $    10                  $    10
Ratio of total expenses to average net
  assets ...............................             1.15%(2)                 1.40%(2)
Ratio of net investment loss to average
  net assets ...........................            (0.03)%(2)               (0.33)%(2)
Portfolio turnover rate ................           105.61%                  105.61%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    19

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                  CLASS I
                           --------------------------------------------------------------------------------------

    PPI MFS EMERGING            YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
   EQUITIES PORTFOLIO       DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999     DECEMBER 31, 1998
-------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  58.36             $    82.83            $    55.44            $    42.91
                                 --------             ----------            ----------            ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............           (0.22)                 (0.53)                (0.43)                (0.21)
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........          (14.22)                (23.10)                28.46                 12.88
                                 --------             ----------            ----------            ----------
      Total income (loss)
        from investment
        operations ......          (14.44)                (23.63)                28.03                 12.67
                                 --------             ----------            ----------            ----------
LESS DISTRIBUTIONS:
  Net investment
    income ..............              --                     --                    --                 (0.11)
  Net realized gain on
    sale of
    investments .........           (3.19)                 (0.84)                (0.64)                (0.03)
                                 --------             ----------            ----------            ----------
      Total
        distributions ...           (3.19)                 (0.84)                (0.64)                (0.14)
                                 --------             ----------            ----------            ----------
Net asset value, end of
  period ................        $  40.73             $    58.36            $    82.83            $    55.44
                                 ========             ==========            ==========            ==========
Total return ............          (25.21)%               (28.78)%               50.88%                29.67%
Net assets, end of period
  (000's) ...............        $805,194             $1,116,966            $1,532,002            $1,069,040
Ratio of total expenses
  to average net
  assets ................            0.81%                  0.79%                 0.80%                 0.81%
Ratio of net investment
  income (loss) to
  average net assets ....           (0.48)%                (0.68)%               (0.70)%               (0.45)%
Portfolio turnover
  rate ..................          159.72%                 13.28%                 9.97%                 4.64%

                                   CLASS I
                           -----------------------
                                 PERIOD FROM
                              NOVEMBER 28, 1997
                                (COMMENCEMENT
    PPI MFS EMERGING           OF OPERATIONS)
   EQUITIES PORTFOLIO       TO DECEMBER 31, 1997
-------------------------  -----------------------
Net asset value,
  beginning of period ...         $  43.39
                                  --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............             0.09
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........            (0.57)
                                  --------
      Total income (loss)
        from investment
        operations ......            (0.48)
                                  --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............               --
  Net realized gain on
    sale of
    investments .........               --
                                  --------
      Total
        distributions ...               --
                                  --------
Net asset value, end of
  period ................         $  42.91
                                  ========
Total return ............            (1.13)%(1)
Net assets, end of period
  (000's) ...............         $768,108
Ratio of total expenses
  to average net
  assets ................             0.81%(2)
Ratio of net investment
  income (loss) to
  average net assets ....             2.31%(2)
Portfolio turnover
  rate ..................             0.07%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

20    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                  CLASS S                 CLASS ADV
                                          -----------------------  -----------------------
                                                PERIOD FROM              PERIOD FROM
                                             DECEMBER 10, 2001        DECEMBER 10, 2001
                                               (COMMENCEMENT            (COMMENCEMENT
            PPI MFS EMERGING                  OF OPERATIONS)           OF OPERATIONS)
           EQUITIES PORTFOLIO              TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
----------------------------------------  -----------------------  -----------------------
Net asset value, beginning of period ...          $ 41.09                  $ 41.09
                                                  -------                  -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..................            (0.01)                   (0.02)
  Net realized and change in unrealized
    gain on investments, futures,
    foreign currency and forward foreign
    currency exchange contracts ........            (0.36)                   (0.36)
                                                  -------                  -------
      Total income from investment
        operations .....................            (0.37)                   (0.38)
                                                  -------                  -------
Net asset value, end of period .........          $ 40.72                  $ 40.71
                                                  =======                  =======
Total return ...........................            (0.90)%(1)               (0.92)%(1)
Net assets, end of period (000's) ......          $    10                  $    10
Ratio of total expenses to average net
  assets ...............................             1.04%(2)                 1.29%(2)
Ratio of net investment loss to average
  net assets ...........................            (0.50)%(2)               (0.66)%(2)
Portfolio turnover rate ................           159.72%                  159.72%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

                                        See Notes to Financial Statements.    21

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                  CLASS I
                           --------------------------------------------------------------------------------------

    PPI MFS RESEARCH            YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
    GROWTH PORTFOLIO        DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999     DECEMBER 31, 1998
-------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  13.08              $  14.78              $  11.93              $   9.71
                                 --------              --------              --------              --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............            0.01                 (0.02)                (0.00)*                0.02
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........           (2.58)                (0.53)                 2.88                  2.20
                                 --------              --------              --------              --------
      Total income (loss)
        from investment
        operations ......           (2.57)                (0.55)                 2.88                  2.22
                                 --------              --------              --------              --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............              --                    --                 (0.03)                   --
  Net realized gain on
    sale of
    investments .........           (2.40)                (1.15)                   --                    --
                                 --------              --------              --------              --------
      Total
        distributions ...           (2.40)                (1.15)                (0.03)                   --
                                 --------              --------              --------              --------
Net asset value, end of
  period ................        $   8.11              $  13.08              $  14.78              $  11.93
                                 ========              ========              ========              ========
Total return ............          (20.78)%               (4.48)%               24.03%                23.00%
Net assets, end of period
  (000's) ...............        $384,924              $528,582              $553,414              $491,537
Ratio of total expenses
  to average net
  assets ................            0.85%                 0.84%                 0.85%                 0.85%
Ratio of net investment
  income (loss) to
  average net assets ....            0.15%                (0.14)%               (0.03)%                0.23%
Portfolio turnover
  rate ..................           91.72%                93.38%                86.07%                97.51%

                                   CLASS I
                           -----------------------
                                 PERIOD FROM
                              NOVEMBER 28, 1997
                                (COMMENCEMENT
    PPI MFS RESEARCH           OF OPERATIONS)
    GROWTH PORTFOLIO        TO DECEMBER 31, 1997
-------------------------  -----------------------
Net asset value,
  beginning of period ...         $   9.89
                                  --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............               --
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........            (0.18)
                                  --------
      Total income (loss)
        from investment
        operations ......            (0.18)
                                  --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............               --
  Net realized gain on
    sale of
    investments .........               --
                                  --------
      Total
        distributions ...               --
                                  --------
Net asset value, end of
  period ................         $   9.71
                                  ========
Total return ............            (1.82)%(1)
Net assets, end of period
  (000's) ...............         $399,548
Ratio of total expenses
  to average net
  assets ................             0.85%(2)
Ratio of net investment
  income (loss) to
  average net assets ....             0.22%(2)
Portfolio turnover
  rate ..................            57.88%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

22    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                  CLASS S                 CLASS ADV
                                          -----------------------  -----------------------
                                                PERIOD FROM              PERIOD FROM
                                             DECEMBER 10, 2001        DECEMBER 10, 2001
                                               (COMMENCEMENT            (COMMENCEMENT
            PPI MFS RESEARCH                  OF OPERATIONS)           OF OPERATIONS)
            GROWTH PORTFOLIO               TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
----------------------------------------  -----------------------  -----------------------
Net asset value, beginning of period ...          $ 8.12                   $ 8.12
                                                  ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..................           (0.00)*                  (0.00)*
  Net realized and change in unrealized
    gain on investments, futures,
    foreign currency and forward foreign
    currency exchange contracts ........           (0.02)                   (0.02)
                                                  ------                   ------
      Total income from investment
        operations .....................           (0.02)                   (0.02)
                                                  ------                   ------
Net asset value, end of period .........          $ 8.10                   $ 8.10
                                                  ======                   ======
Total return ...........................           (0.25)%(1)               (0.25)%(1)
Net assets, end of period (000's) ......          $   10                   $   10
Ratio of total expenses to average net
  assets ...............................            1.09%(2)                 1.34%(2)
Ratio of net investment loss to average
  net assets ...........................           (0.17)%(2)               (0.33)%(2)
Portfolio turnover rate ................           91.72%                   91.72%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    23

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                             CLASS I                  CLASS S                 CLASS ADV
                                     -----------------------  -----------------------  -----------------------
                                           PERIOD FROM              PERIOD FROM              PERIOD FROM
                                        DECEMBER 10, 2001        DECEMBER 10, 2001        DECEMBER 10, 2001
                                          (COMMENCEMENT            (COMMENCEMENT            (COMMENCEMENT
        PPI OPCAP BALANCED               OF OPERATIONS)           OF OPERATIONS)           OF OPERATIONS)
          VALUE PORTFOLIO             TO DECEMBER 31, 2001     TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
-----------------------------------  -----------------------  -----------------------  -----------------------
Net asset value, beginning of
  period ..........................          $12.55                  $  12.55                  $12.55
                                             ------                  --------                  ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........            0.00*                     0.00*                   0.00*
    Net realized and change in
      unrealized loss on
      investments, futures, foreign
      currency and forward foreign
      currency exchange
      contracts ...................           (0.15)                    (0.15)                  (0.15)
                                             ------                  --------                  ------
      Total loss from investment
        operations ................           (0.15)                    (0.15)                  (0.15)
                                             ------                  --------                  ------
Net asset value, end of period ....          $12.40                  $  12.40                  $12.40
                                             ======                  ========                  ======
Total return ......................           (1.20)%(1)                (1.20)%(1)              (1.20)%(1)
Net assets, end of period
  (000's) .........................          $   10                  $143,306                  $   10
Ratio of total expenses to average
  net assets ......................            1.00%(2)                  1.27%(2)                1.50%(2)
Ratio of net investment income to
  average net assets ..............            0.67%(2)                  0.52%(2)                0.21%(2)
Portfolio turnover rate ...........            7.53%(1)                  7.53%(1)                7.53%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

24    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                             CLASS I                  CLASS S                 CLASS ADV
                                     -----------------------  -----------------------  -----------------------
                                           PERIOD FROM              PERIOD FROM              PERIOD FROM
                                        DECEMBER 10, 2001        DECEMBER 10, 2001        DECEMBER 10, 2001
                                          (COMMENCEMENT            (COMMENCEMENT            (COMMENCEMENT
       PPI SALOMON BROTHERS              OF OPERATIONS)           OF OPERATIONS)           OF OPERATIONS)
         CAPITAL PORTFOLIO            TO DECEMBER 31, 2001     TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
-----------------------------------  -----------------------  -----------------------  -----------------------
Net asset value, beginning of
  period ..........................          $15.86                   $ 15.86                  $15.86
                                             ------                   -------                  ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........            0.01                      0.01                    0.00*
  Net realized and change in
    unrealized gain on investments,
    futures, foreign currency and
    forward foreign currency
    exchange contracts ............            0.14                      0.14                    0.15
                                             ------                   -------                  ------
      Total income from investment
        operations ................            0.15                      0.15                    0.15
                                             ------                   -------                  ------
Net asset value, end of period ....          $16.01                   $ 16.01                  $16.01
                                             ======                   =======                  ======
Total return ......................            0.95%(1)                  0.95%(1)                0.95%(1)
Net assets, end of period
  (000's) .........................          $   10                   $40,370                  $   10
Ratio of total expenses to average
  net assets ......................            1.10%(2)                  1.35%(2)                1.60%(2)
Ratio of net investment income to
  average net assets ..............            1.00%(2)                  0.87%(2)                0.50%(2)
Portfolio turnover rate ...........            3.84%(1)                  3.84%(1)                3.84%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

                                        See Notes to Financial Statements.    25

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                             CLASS I                  CLASS S                 CLASS ADV
                                     -----------------------  -----------------------  -----------------------
                                           PERIOD FROM              PERIOD FROM              PERIOD FROM
                                        DECEMBER 10, 2001        DECEMBER 10, 2001        DECEMBER 10, 2001
                                          (COMMENCEMENT            (COMMENCEMENT            (COMMENCEMENT
       PPI SALOMON BROTHERS              OF OPERATIONS)           OF OPERATIONS)           OF OPERATIONS)
     INVESTORS VALUE PORTFOLIO        TO DECEMBER 31, 2001     TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
-----------------------------------  -----------------------  -----------------------  -----------------------
Net asset value, beginning of
  period ..........................          $12.92                   $ 12.92                  $12.92
                                             ------                   -------                  ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........            0.01                      0.00*                   0.00*
  Net realized and change in
    unrealized gain on investments,
    futures, foreign currency and
    forward foreign currency
    exchange contracts ............           (0.03)                    (0.03)                  (0.03)
                                             ------                   -------                  ------
      Total income from investment
        operations ................           (0.02)                    (0.03)                  (0.03)
                                             ------                   -------                  ------
Net asset value, end of period ....          $12.90                   $ 12.89                  $12.89
                                             ======                   =======                  ======
Total return ......................           (0.15)%(1)                (0.23)%(1)              (0.23)%(1)
Net assets, end of period
  (000's) .........................          $   10                   $50,415                  $   10
Ratio of total expenses to average
  net assets ......................            1.00%(2)                  1.25%(2)                1.50%(2)
Ratio of net investment income to
  average net assets ..............            0.83%(2)                  0.58%(2)                0.41%(2)
Portfolio turnover rate ...........            1.02%(1)                  1.02%(1)                1.02%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

26    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                  CLASS I
                           --------------------------------------------------------------------------------------

PPI SCUDDER INTERNATIONAL       YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
    GROWTH PORTFOLIO        DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999     DECEMBER 31, 1998
-------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  18.44              $  25.49              $  16.76              $  14.10
                                 --------              --------              --------              --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............            0.06                  0.04                  0.12                  0.13
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........           (4.64)                (4.91)                 9.44                  2.56
                                 --------              --------              --------              --------
      Total income (loss)
        from investment
        operations ......           (4.58)                (4.87)                 9.56                  2.69
                                 --------              --------              --------              --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............           (0.05)                (0.11)                (0.02)                (0.03)
  Net realized gain on
    sale of
    investments .........           (3.78)                (2.07)                (0.81)                   --
                                 --------              --------              --------              --------
      Total
        distributions ...           (3.83)                (2.18)                (0.83)                (0.03)
                                 --------              --------              --------              --------
Net asset value, end of
  period ................        $  10.03              $  18.44              $  25.49              $  16.76
                                 ========              ========              ========              ========
Total return ............          (26.93)%              (19.59)%               58.41%                19.09%
Net assets, end of period
  (000's) ...............        $369,992              $557,941              $704,999              $432,651
Ratio of total expenses
  to average net
  assets ................            1.01%                 1.00%                 1.00%                 1.00%
Ratio of net investment
  income to average net
  assets ................            0.44%                 0.22%                 0.70%                 0.83%
Portfolio turnover
  rate ..................           96.70%                76.54%                82.03%                68.85%

                                   CLASS I
                           -----------------------
                                 PERIOD FROM
                              NOVEMBER 28, 1997
                                (COMMENCEMENT
PPI SCUDDER INTERNATIONAL      OF OPERATIONS)
    GROWTH PORTFOLIO        TO DECEMBER 31, 1997
-------------------------  -----------------------
Net asset value,
  beginning of period ...         $  13.88
                                  --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............               --
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........             0.22
                                  --------
      Total income (loss)
        from investment
        operations ......             0.22
                                  --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............               --
  Net realized gain on
    sale of
    investments .........               --
                                  --------
      Total
        distributions ...               --
                                  --------
Net asset value, end of
  period ................         $  14.10
                                  ========
Total return ............             1.58%(1)
Net assets, end of period
  (000's) ...............         $378,200
Ratio of total expenses
  to average net
  assets ................             1.00%(2)
Ratio of net investment
  income to average net
  assets ................             0.12%(2)
Portfolio turnover
  rate ..................             3.01%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

                                        See Notes to Financial Statements.    27

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                  CLASS S                 CLASS ADV
                                          -----------------------  -----------------------
                                                PERIOD FROM              PERIOD FROM
                                             DECEMBER 10, 2001        DECEMBER 10, 2001
                                               (COMMENCEMENT            (COMMENCEMENT
       PPI SCUDDER INTERNATIONAL              OF OPERATIONS)           OF OPERATIONS)
            GROWTH PORTFOLIO               TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
----------------------------------------  -----------------------  -----------------------
Net asset value, beginning of period ...          $10.18                   $10.18
                                                  ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..................           (0.00)*                  (0.00)*
  Net realized and change in unrealized
    gain on investments, futures,
    foreign currency and forward foreign
    currency exchange contracts ........           (0.14)                   (0.15)
                                                  ------                   ------
      Total income from investment
        operations .....................           (0.14)                   (0.15)
                                                  ------                   ------
Net asset value, end of period .........          $10.04                   $10.03
                                                  ======                   ======
Total return ...........................           (1.38)%(1)               (1.47)%(1)
Net assets, end of period (000's) ......          $   10                   $   10
Ratio of total expenses to average net
  assets ...............................            1.25%(2)                 1.50%(2)
Ratio of net investment loss to average
  net assets ...........................           (0.34)%(2)               (0.67)%(2)
Portfolio turnover rate ................           96.70%                   96.70%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $(0.01).

28    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                  CLASS I
                           --------------------------------------------------------------------------------------

 PPI T. ROWE PRICE PRICE        YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
 GROWTH EQUITY PORTFOLIO    DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999     DECEMBER 31, 1998
-------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  60.44              $  66.00              $  55.31              $  43.61
                                 --------              --------              --------              --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............            0.09                  0.10                  0.15                  0.30
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........           (6.23)                 0.30                 11.99                 11.66
                                 --------              --------              --------              --------
      Total income (loss)
        from investment
        operations ......           (6.14)                 0.40                 12.14                 11.96
                                 --------              --------              --------              --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............           (0.07)                (0.18)                (0.26)                (0.17)
  Net realized gain on
    sale of
    investments .........           (8.91)                (5.78)                (1.19)                (0.09)
                                 --------              --------              --------              --------
      Total
        distributions ...           (8.98)                (5.96)                (1.45)                (0.26)
                                 --------              --------              --------              --------
Net asset value, end of
  period ................        $  45.32              $  60.44              $  66.00              $  55.31
                                 ========              ========              ========              ========
Total return ............          (10.21)%               (0.04)%               22.32%                27.60%
Net assets, end of period
  (000's) ...............        $592,879              $687,940              $703,454              $521,484
Ratio of total expenses
  to average net
  assets ................            0.75%                 0.75%                 0.75%                 0.75%
Ratio of net investment
  income to average net
  assets ................            0.20%                 0.15%                 0.30%                 0.65%
Portfolio turnover
  rate ..................           64.81%                74.61%                53.40%                57.58%

                                   CLASS I
                           -----------------------
                                 PERIOD FROM
                              NOVEMBER 28, 1997
                                (COMMENCEMENT
 PPI T. ROWE PRICE PRICE       OF OPERATIONS)
 GROWTH EQUITY PORTFOLIO    TO DECEMBER 31, 1997
-------------------------  -----------------------
Net asset value,
  beginning of period ...         $  42.74
                                  --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............             0.06
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........             0.81
                                  --------
      Total income (loss)
        from investment
        operations ......             0.87
                                  --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............               --
  Net realized gain on
    sale of
    investments .........               --
                                  --------
      Total
        distributions ...               --
                                  --------
Net asset value, end of
  period ................         $  43.61
                                  ========
Total return ............             2.03%(1)
Net assets, end of period
  (000's) ...............         $371,194
Ratio of total expenses
  to average net
  assets ................             0.75%(2)
Ratio of net investment
  income to average net
  assets ................             1.58%(2)
Portfolio turnover
  rate ..................             2.94%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

                                        See Notes to Financial Statements.    29

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                  CLASS S                 CLASS ADV
                                          -----------------------  -----------------------
                                                PERIOD FROM              PERIOD FROM
                                             DECEMBER 10, 2001        DECEMBER 10, 2001
                                               (COMMENCEMENT            (COMMENCEMENT
        PPI T. ROWE PRICE PRICE               OF OPERATIONS)           OF OPERATIONS)
        GROWTH EQUITY PORTFOLIO            TO DECEMBER 31, 2001     TO DECEMBER 31, 2001
----------------------------------------  -----------------------  -----------------------
Net asset value, beginning of period ...          $45.44                   $45.44
                                                  ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................            0.00*                   (0.00)#
  Net realized and change in unrealized
    gain on investments, futures,
    foreign currency and forward foreign
    currency exchange contracts ........           (0.13)                   (0.14)
                                                  ------                   ------
      Total income from investment
        operations .....................           (0.13)                   (0.14)
                                                  ------                   ------
Net asset value, end of period .........          $45.31                   $45.30
                                                  ======                   ======
Total return ...........................           (0.29)%(1)               (0.31)%(1)
Net assets, end of period (000's) ......          $   10                   $   10
Ratio of total expenses to average net
  assets ...............................            1.00%(2)                 1.25%(2)
Ratio of net investment income to
  average net assets ...................            0.17%(2)                (0.00)%(2)
Portfolio turnover rate ................           64.81%                   64.81%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 #    ROUNDS TO LESS THAN $(0.01).

30    See Notes to Financial Statements.

PPI ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
COMMON STOCKS (98.2%)
AEROSPACE & DEFENSE (0.6%)
General Dynamics Corp...................     3,100   $    246,884
                                                     ------------
BANKING (5.7%)
Citigroup, Inc..........................    28,200      1,423,536
J.P. Morgan Chase & Co..................    21,200        770,620
                                                     ------------
                                                        2,194,156
                                                     ------------
BEVERAGES, FOOD & TOBACCO (3.7%)
Anheuser Busch Co., Inc.................     8,600        388,806
Pepsico, Inc............................     9,500        462,555
Philip Morris Co., Inc..................    12,500        573,125
                                                     ------------
                                                        1,424,486
                                                     ------------
BIOTECHNOLOGY (4.7%)
Amgen, Inc.*............................    13,800        778,872
Genzyme Corp.*..........................     5,200        311,272
Immunex Corp.*..........................    18,000        498,780
MedImmune, Inc.*........................     5,000        231,750
                                                     ------------
                                                        1,820,674
                                                     ------------
BUSINESS MACHINES (2.2%)
Dell Computer Corp.*....................    30,400        826,272
                                                     ------------
COMPUTER SERVICES (3.9%)
First Data Corp.........................    19,000      1,490,550
                                                     ------------
COMPUTER SOFTWARE & PROCESSING (6.0%)
Intuit, Inc.*...........................     8,300        354,908
Microsoft Corp.*........................    22,300      1,477,375
Oracle Systems Corp.*...................    32,800        452,968
                                                     ------------
                                                        2,285,251
                                                     ------------
COMPUTERS & INFORMATION (3.8%)
eBay, Inc.*.............................    21,600      1,445,040
                                                     ------------
CONGLOMERATES (4.9%)
Tyco International Ltd..................    31,600      1,861,240
                                                     ------------
DIVERSIFIED COMPUTER PRODUCTS (2.5%)
Sun Microsystems, Inc.*.................    77,300        950,790
                                                     ------------
ELECTRICAL EQUIPMENT (2.5%)
General Electric Co.....................    24,200        969,936
                                                     ------------
ELECTRONIC COMPONENTS (1.5%)
Analog Devices, Inc.*...................     8,700        386,193
Texas Instruments, Inc..................     7,000        196,000
                                                     ------------
                                                          582,193
                                                     ------------
ELECTRONICS (5.2%)
Flextronics International Ltd.*.........     8,600        206,314
Intel Corp..............................    14,700        462,315
Linear Technology Corp..................     5,000        195,200
Micron Technology, Inc.*................    10,100        313,100
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
ELECTRONICS (CONTINUED)
Taiwan Semiconductor Manufacturing Co.
  Ltd. ADR (Taiwan)*....................    48,250   $    828,452
                                                     ------------
                                                        2,005,381
                                                     ------------
FINANCIAL SERVICES (4.4%)
Capital One Financial Corp..............     3,900        210,405
Federal Home Loan Mortgage Corp.........     6,200        405,480
Merrill Lynch & Co......................    20,600      1,073,672
                                                     ------------
                                                        1,689,557
                                                     ------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (3.0%)
Home Depot, Inc.........................    15,000        765,150
Lowe's Companies, Inc...................     8,500        394,485
                                                     ------------
                                                        1,159,635
                                                     ------------
INSURANCE (5.4%)
American International Group, Inc.......    18,100      1,437,140
Chubb Corp..............................     5,900        407,100
Marsh & McLennan Co., Inc...............     2,000        214,900
                                                     ------------
                                                        2,059,140
                                                     ------------
MEDIA--BROADCASTING & PUBLISHING (2.4%)
AOL Time Warner, Inc.*..................    16,900        542,490
Viacom, Inc., Class B*..................     8,500        375,275
                                                     ------------
                                                          917,765
                                                     ------------
MEDICAL AND HEALTH PRODUCTS (7.7%)
Baxter International, Inc...............    22,650      1,214,720
Medtronic, Inc..........................    13,400        686,214
Tenet Healthcare Corp.*.................    17,600      1,033,472
                                                     ------------
                                                        2,934,406
                                                     ------------
OIL & GAS (5.7%)
BJ Services Co.*........................    10,900        353,705
ChevronTexaco Corp......................     5,200        465,972
Merck & Co., Inc........................    16,600        976,080
Nabors Industries, Inc.*................     5,300        181,949
Transocean Sedco Forex, Inc.............     6,300        213,066
                                                     ------------
                                                        2,190,772
                                                     ------------
PHARMACEUTICALS (12.9%)
Abbott Laboratories.....................    13,500        752,625
American Home Products Corp.............    18,100      1,110,616
Cardinal Health, Inc....................    12,100        782,386
Forest Laboratories, Inc.*..............     4,700        385,165
Johnson & Johnson.......................    16,450        972,195
King Pharmaceuticals, Inc.*.............     5,800        244,354
Pfizer, Inc.............................    18,000        717,300
                                                     ------------
                                                        4,964,641
                                                     ------------
RESTAURANTS AND LODGING (1.1%)
Cendant Corp.*..........................    21,200        415,732
                                                     ------------

                                        See Notes to Financial Statements.    31

PPI ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
RETAILERS (5.1%)
Best Buy Co., Inc.*.....................     5,400   $    402,192
Wal-Mart Stores, Inc....................    26,900      1,548,095
                                                     ------------
                                                        1,950,287
                                                     ------------
TELECOMMUNICATIONS (3.3%)
Nokia Oyj ADR (Finland).................    49,200      1,206,876
QUALCOMM, Inc.*.........................     1,500         75,750
                                                     ------------
                                                        1,282,626
                                                     ------------
TOTAL COMMON STOCKS (COST $37,897,869)                 37,667,414
                                                     ------------

TOTAL INVESTMENTS AT MARKET VALUE
(98.2%)
  (COST $37,897,869)                         37,667,414
OTHER ASSETS IN EXCESS OF LIABILITIES
(1.8%)                                          671,745
                                          -------------
NET ASSETS (100.0%)                       $  38,339,159
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $37,897,869. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $685,050
Unrealized losses.................................  (915,505)
                                                    --------
  Net unrealized (loss)...........................  $(230,455)
                                                    ========

   *  Non-income producing security.
 ADR American Depository Receipt.
 Category percentages are based on net assets.

32     See Notes to Financial Statements.

PPI ALGER AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
COMMON STOCKS (94.8%)
AEROSPACE & DEFENSE (0.5%)
General Dynamics Corp...................     5,200   $    414,128
                                                     ------------
APPAREL RETAILERS (0.4%)
Chico's FAS, Inc.*......................     8,500        337,450
                                                     ------------
BANKING (1.0%)
Commerce Bancorp, Inc...................     9,200        361,928
North Fork Bancorporation, Inc..........    13,100        419,069
                                                     ------------
                                                          780,997
                                                     ------------
BIOTECHNOLOGY (7.7%)
Biogen, Inc.*...........................    14,200        814,370
Genzyme Corp.*..........................    35,300      2,113,058
Immunex Corp.*..........................    75,000      2,078,250
MedImmune, Inc.*........................     8,700        403,245
Protein Design Labs, Inc.*..............    24,100        790,480
                                                     ------------
                                                        6,199,403
                                                     ------------
BUSINESS SERVICES (1.1%)
Accenture, Ltd. (Bermuda)*..............    34,000        915,280
                                                     ------------
COMMERCIAL SERVICES (1.1%)
Icos Corp.*.............................     8,300        476,752
Overture Services, Inc.*................    12,000        425,160
                                                     ------------
                                                          901,912
                                                     ------------
COMPUTER SERVICES (2.5%)
Concord EFS, Inc.*......................    61,900      2,029,082
                                                     ------------
COMPUTER SOFTWARE & PROCESSING (13.8%)
Adobe Systems, Inc......................    24,700        766,935
Affiliated Computer Services, Inc.,
  Class A*..............................    12,300      1,305,399
BISYS Group, Inc.*......................    25,900      1,657,341
BMC Software, Inc.*.....................    45,000        736,650
Check Point Software Technologies Ltd.
  (Israel)*.............................     9,200        366,988
ChoicePoint, Inc.*......................    10,100        511,969
Intuit, Inc.*...........................    37,200      1,590,672
Rational Software Corp.*................    30,200        588,900
Symbol Technologies, Inc................    51,200        813,056
Synopsys, Inc.*.........................    34,800      2,055,636
VeriSign, Inc.*.........................    20,000        760,800
                                                     ------------
                                                       11,154,346
                                                     ------------
COMPUTERS & INFORMATION (3.7%)
eBay, Inc.*.............................    33,700      2,254,530
International Game Technology*..........    10,900        744,470
                                                     ------------
                                                        2,999,000
                                                     ------------
ELECTRIC UTILITIES (2.2%)
Mirant Corp.*...........................   110,400      1,768,608
                                                     ------------
ELECTRONICS (10.6%)
Conexant Systems, Inc.*.................    61,350        880,986
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
ELECTRONICS (CONTINUED)
Flextronics International Ltd.*.........    52,400   $  1,257,076
Intersil Holding Corp.*.................    11,800        380,550
Linear Technology Corp..................    12,800        499,712
Marvell Technology Group Ltd.
  (Bermuda)*............................    11,600        415,512
Microchip Technology, Inc.*.............    52,500      2,033,850
Micron Technology, Inc.*................    25,100        778,100
National Semiconductor Corp.*...........    23,800        732,802
NVIDIA Corp.*...........................     7,500        501,750
Sanmina Corp.*..........................    22,700        451,730
Waters Corp.*...........................    16,050        621,937
                                                     ------------
                                                        8,554,005
                                                     ------------
ENTERTAINMENT & LEISURE (0.4%)
Mattel, Inc.............................    16,800        288,960
                                                     ------------
FINANCIAL SERVICES (3.2%)
Franklin Resources, Inc.................    33,700      1,188,599
LaBranche & Co., Inc.*..................    24,800        854,608
Neuberger Berman, Inc...................    13,400        588,260
                                                     ------------
                                                        2,631,467
                                                     ------------
HEALTH CARE PROVIDERS & SERVICES (4.7%)
Health Management Associates, Inc.,
  Class A*..............................    18,400        338,560
Laboratory Corp. of America Holdings*...    14,900      1,204,665
Manor Care, Inc.*.......................    25,000        592,750
St. Jude Medical, Inc.*.................     5,000        388,250
Universal Health Services, Inc., Class
  B*....................................    30,000      1,283,400
                                                     ------------
                                                        3,807,625
                                                     ------------
HEAVY MACHINERY (1.0%)
Smith International, Inc.*..............    15,000        804,300
                                                     ------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (3.2%)
Bed Bath & Beyond, Inc.*................    29,400        996,660
D.R. Horton, Inc........................    26,000        843,960
Lennar Corp.............................    16,200        758,484
                                                     ------------
                                                        2,599,104
                                                     ------------
INSURANCE (1.7%)
Anthem, Inc.*...........................    17,450        863,775
Chubb Corp..............................     8,000        552,000
                                                     ------------
                                                        1,415,775
                                                     ------------
MEDICAL AND HEALTH PRODUCTS (2.0%)
Boston Scientific Corp.*................    17,800        429,336
Guidant Corp.*..........................    23,500      1,170,300
                                                     ------------
                                                        1,599,636
                                                     ------------
OIL & GAS (2.3%)
BJ Services Co.*........................    26,000        843,700
Cooper Cameron Corp.*...................    15,000        605,400
GlobalSantaFe Corp......................    15,500        442,060
                                                     ------------
                                                        1,891,160
                                                     ------------

                                        See Notes to Financial Statements.    33

PPI ALGER AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
PHARMACEUTICALS (12.2%)
Allergan, Inc...........................    28,300   $  2,123,915
AmerisourceBergen Corp..................    34,200      2,173,410
Charles River Laboratories
  International, Inc.*..................    25,000        837,000
Forest Laboratories, Inc.*..............    12,400      1,016,180
Gilead Sciences, Inc.*..................    22,300      1,465,556
King Pharmaceuticals, Inc.*.............    53,500      2,253,955
                                                     ------------
                                                        9,870,016
                                                     ------------
RESTAURANTS & LODGING (2.8%)
Brinker International, Inc.*............    42,600      1,267,776
Outback Steakhouse, Inc.*...............    29,000        993,250
                                                     ------------
                                                        2,261,026
                                                     ------------
RETAILERS (9.1%)
Abercrombie & Fitch Co., Class A*.......    35,550        943,142
Amazon.com, Inc.*.......................   109,800      1,188,036
Barnes & Noble, Inc.*...................    39,200      1,160,320
Best Buy Co., Inc.*.....................    10,400        774,592
Family Dollar Stores, Inc...............    13,900        416,722
Michaels Stores, Inc.*..................    25,400        836,930
Office Depot, Inc.*.....................    44,800        830,592
Toys 'R' Us, Inc.*......................    58,100      1,204,994
                                                     ------------
                                                        7,355,328
                                                     ------------
TELECOMMUNICATIONS (7.6%)
Amdocs Ltd.*............................    74,000      2,513,780
L-3 Communications Holdings, Inc.*......    16,600      1,494,000
McDATA Corp., Class A*..................    14,500        355,250
Polycom, Inc.*..........................    22,550        775,720
UTStarcom, Inc.*........................    37,200      1,060,200
                                                     ------------
                                                        6,198,950
                                                     ------------
TOTAL COMMON STOCKS (COST $75,904,264)                 76,777,558
                                                     ------------

TOTAL INVESTMENTS AT MARKET VALUE
(94.8%)
  (COST $75,904,264)                         76,777,558
OTHER ASSETS IN EXCESS OF LIABILITIES
(5.2%)                                        4,241,710
                                          -------------
NET ASSETS (100.0%)                       $  81,019,268
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $76,064,367. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $2,300,999
Unrealized losses.................................  (1,587,808)
                                                    ----------
  Net unrealized gain.............................  $  713,191
                                                    ==========

   *  Non-income producing security.
 Category percentages are based on net assets.

34     See Notes to Financial Statements.

PPI BRINSON TACTICAL ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
COMMON STOCKS (100.5%)
ADVERTISING (0.3%)
Interpublic Group of Companies, Inc.....       500   $     14,770
Omnicom Group, Inc......................       200         17,870
TMP Worldwide, Inc.*....................       200          8,580
                                                     ------------
                                                           41,220
                                                     ------------
AEROSPACE & DEFENSE (1.2%)
Boeing Co...............................     1,100         42,658
General Dynamics Corp...................       300         23,892
Goodrich Corp...........................       200          5,324
Lockheed Martin Corp....................       600         28,002
Northrop Grumman Corp...................       100         10,081
Raytheon Co.............................       500         16,235
Rockwell Collins, Inc...................       300          5,850
United Technologies, Inc................       600         38,778
                                                     ------------
                                                          170,820
                                                     ------------
AIRLINES (0.4%)
AMR Corp.*..............................       200          4,434
Delta Air Lines, Inc....................       200          5,852
FedEx Corp.*............................       400         20,752
Southwest Airlines Co...................     1,000         18,480
                                                     ------------
                                                           49,518
                                                     ------------
APPAREL RETAILERS (0.1%)
Limited, Inc............................       600          8,832
                                                     ------------
AUTOMOTIVE (1.1%)
Dana Corp...............................       200          2,776
Delphi Automotive Systems Corp..........       800         10,928
Ford Motor Co...........................     2,400         37,728
General Motors Corp.....................       700         34,020
Genuine Parts Co........................       300         11,010
Goodyear Tire & Rubber Co...............       300          7,143
Harley-Davidson, Inc....................       400         21,724
ITT Industries, Inc.....................       100          5,050
Navistar International Corp.............       100          3,950
PACCAR, Inc.............................       100          6,562
TRW, Inc................................       100          3,704
Visteon Corp............................       200          3,008
                                                     ------------
                                                          147,603
                                                     ------------
BANKING (9.2%)
AmSouth Bancorp.........................       500          9,450
Bank Of America Corp....................     2,000        125,900
Bank of New York Co., Inc...............     1,000         40,800
Bank One Corp...........................     1,500         58,575
BB&T Corp...............................       600         21,666
Charter One Financial, Inc..............       300          8,145
Citigroup, Inc..........................     6,700        338,216
Comerica, Inc...........................       200         11,460
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
BANKING (CONTINUED)
Fifth Third Bancorp.....................       800   $     49,064
FleetBoston Financial Corp..............     1,400         51,100
Golden West Financial Corp..............       200         11,770
Huntington Bancshares, Inc..............       400          6,876
J.P. Morgan Chase & Co..................     2,600         94,510
KeyCorp.................................       600         14,604
Mellon Financial Corp...................       600         22,572
National City Corp......................       800         23,392
Northern Trust Corp.....................       300         18,066
PNC Financial Services Group............       400         22,480
Regions Financial Corp..................       300          9,012
Southtrust Corp.........................       500         12,335
State Street Corp.......................       400         20,900
SunTrust Banks, Inc.....................       400         25,080
Synovus Financial Corp..................       400         10,020
U.S. Bancorp............................     2,500         52,325
Union Planters Corp.....................       200          9,026
Wachovia Corp...........................     1,800         56,448
Washington Mutual, Inc..................     1,100         35,970
Wells Fargo & Co........................     2,200         95,590
Zions Bancorp...........................       100          5,258
                                                     ------------
                                                        1,260,610
                                                     ------------
BEVERAGES, FOOD & TOBACCO (5.0%)
Anheuser Busch Co., Inc.................     1,200         54,252
Archer-Daniels-Midland Co...............       900         12,915
Brown-Forman Corp., Class B.............       100          6,260
Campbell Soup Co........................       500         14,935
Coca-Cola Co............................     3,200        150,880
Coca-Cola Enterprises, Inc..............       600         11,364
Conagra Foods, Inc......................       700         16,639
General Mills, Inc......................       500         26,005
Heinz (H.J.) Co.........................       500         20,560
Hershey Foods Corp......................       200         13,540
Kellogg Co..............................       500         15,050
Pepsi Bottling Group, Inc...............       400          9,400
Pepsico, Inc............................     2,300        111,987
Philip Morris Co., Inc..................     2,800        128,380
Sara Lee Corp...........................     1,000         22,230
SUPERVALU, INC..........................       200          4,424
Unilever N.V. (Netherlands).............       700         40,327
UST, Inc................................       200          7,000
Wm. Wrigley Jr., Co.....................       300         15,411
                                                     ------------
                                                          681,559
                                                     ------------
BIOTECHNOLOGY (1.0%)
Amgen, Inc.*............................     1,400         79,016
Biogen, Inc.*...........................       200         11,470
Genzyme Corp.*..........................       300         17,958

                                        See Notes to Financial Statements.    35

PPI BRINSON TACTICAL ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
BIOTECHNOLOGY (CONTINUED)
Immunex Corp.*..........................       700   $     19,397
MedImmune, Inc.*........................       300         13,905
                                                     ------------
                                                          141,746
                                                     ------------
BUILDING MATERIALS (0.1%)
Vulcan Materials Co.....................       200          9,588
                                                     ------------
BUSINESS MACHINES (3.3%)
Apple Computer, Inc.*...................       500         10,950
Compaq Computer Corp....................     2,200         21,472
Dell Computer Corp.*....................     3,400         92,412
Gateway, Inc.*..........................       500          4,020
Hewlett-Packard Co......................     2,500         51,350
International Business Machines Corp....     2,300        278,208
                                                     ------------
                                                          458,412
                                                     ------------
BUSINESS SERVICES (0.4%)
Cintas Corp.............................       200          9,600
Computer Sciences Corp.*................       200          9,796
Convergys Corp.*........................       200          7,498
Paychex, Inc............................       500         17,425
Sabre Holdings Corp.*...................       200          8,470
Unisys Corp.*...........................       500          6,270
                                                     ------------
                                                           59,059
                                                     ------------
CAPITAL EQUIPMENT (0.3%)
Honeywell International, Inc............     1,100         37,202
Rockwell International Corp.............       300          5,358
                                                     ------------
                                                           42,560
                                                     ------------
CHEMICALS (1.7%)
Air Products & Chemicals, Inc...........       300         14,073
Avery Dennison Corp.....................       200         11,306
Dow Chemical Co.........................     1,200         40,536
Du Pont (E.I.) de Nemours...............     1,400         59,514
Eastman Chemical Co.....................       100          3,902
Engelhard Corp..........................       200          5,536
International Flavors & Fragrances,
  Inc...................................       100          2,971
Minnesota Mining & Manufacturing Co.....       500         59,105
PPG Industries, Inc.....................       200         10,344
Praxair, Inc............................       200         11,050
Rohm & Haas Co..........................       300         10,389
                                                     ------------
                                                          228,726
                                                     ------------
COMMERCIAL SERVICES (0.3%)
Equifax, Inc............................       200          4,830
Flour Corp.-New.........................       100          3,740
H&R Block, Inc..........................       200          8,940
Moody's Corp............................       200          7,972
R.R. Donnelley & Sons Co................       200          5,938
Robert Half International, Inc.*........       300          8,010
                                                     ------------
                                                           39,430
                                                     ------------
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
COMPUTER SERVICES (0.8%)
Automatic Data Processing, Inc..........       800   $     47,120
Concord EFS, Inc.*......................       600         19,668
First Data Corp.........................       500         39,225
                                                     ------------
                                                          106,013
                                                     ------------
COMPUTER SOFTWARE & PROCESSING (5.6%)
Adobe Systems, Inc......................       300          9,315
Autodesk, Inc...........................       100          3,727
BMC Software, Inc.*.....................       300          4,911
Citrix Systems, Inc.*...................       300          6,798
Computer Associates International,
  Inc...................................       800         27,592
Compuware Corp.*........................       500          5,895
Electronic Data Systems Corp............       600         41,130
Fiserv, Inc.*...........................       300         12,696
IMS Health, Inc.........................       400          7,804
Intuit, Inc.*...........................       300         12,828
Mercury Interactive Corp.*..............       100          3,398
Microsoft Corp.*........................     7,000        463,750
NCR Corp.*..............................       100          3,686
Novell, Inc.*...........................       500          2,295
Oracle Systems Corp.*...................     7,300        100,813
Parametric Technology Co.*..............       400          3,124
PeopleSoft, Inc.*.......................       400         16,080
Siebel Systems, Inc.*...................       600         16,788
Symbol Technologies, Inc................       300          4,764
Veritas Software Corp.*.................       500         22,415
                                                     ------------
                                                          769,809
                                                     ------------
COMPUTERS & INFORMATION (0.3%)
International Game Technology*..........       100          6,830
Lexmark International Group, Inc.*......       200         11,800
Network Appliance, Inc.*................       400          8,748
Palm, Inc.*.............................       800          3,104
Pitney Bowes, Inc.......................       300         11,283
                                                     ------------
                                                           41,765
                                                     ------------
CONGLOMERATES (1.2%)
Textron, Inc............................       200          8,292
Tyco International Ltd..................     2,600        153,140
                                                     ------------
                                                          161,432
                                                     ------------
CONSUMER GOODS AND SERVICES (0.8%)
Clorox Co...............................       300         11,865
Gillette Co.............................     1,400         46,760
Kimberly-Clark Corp.....................       700         41,860
Newell Rubbermaid, Inc..................       400         11,028
                                                     ------------
                                                          111,513
                                                     ------------
COSMETICS & PERSONAL CARE (1.5%)
Alberto-Culver Co., Class B.............       100          4,474
Avon Products, Inc......................       300         13,950
Colgate-Palmolive Co....................       700         40,425

36     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
COSMETICS & PERSONAL CARE (CONTINUED)
Ecolab, Inc.............................       200   $      8,050
Proctor & Gamble Co.....................     1,700        134,521
                                                     ------------
                                                          201,420
                                                     ------------
DISTRIBUTION SERVICES (0.2%)
SYSCO Corp..............................       900         23,598
                                                     ------------
DIVERSIFIED COMPUTER PRODUCTS (0.4%)
Sun Microsystems, Inc.*.................     4,200         51,660
                                                     ------------
ELECTRIC UTILITIES (2.6%)
AES Corp.*..............................       700         11,445
Allegheny Energy, Inc...................       100          3,622
Ameren Corp.............................       200          8,460
American Electric Power Company, Inc....       400         17,412
American Power Conversion Corp.*........       300          4,338
Calpine Corp.*..........................       400          6,716
Cinergy Corp............................       200          6,686
Citizens Communications Co.*............       400          4,264
CMS Energy Corp.........................       200          4,806
Consolidated Edison, Inc................       300         12,108
Constellation Energy Group, Inc.........       200          5,310
Dominion Resources, Inc.................       400         24,040
DTE Energy Co...........................       200          8,388
Duke Energy Corp........................     1,000         39,260
Edison International*...................       400          6,040
Entergy Corp............................       300         11,733
Exelon Corp.............................       400         19,152
FirstEnergy Corp........................       400         13,992
FPL Group, Inc..........................       200         11,280
KeySpan Corp............................       200          6,930
Mirant Corp.*...........................       500          8,010
Niagra Mohawk Holdings, Inc.*...........       200          3,546
NiSource, Inc...........................       300          6,918
PG&E Corp.*.............................       500          9,620
PPL Corp................................       200          6,970
Progress Energy, Inc....................       300         13,509
Public Service Enterprise Group, Inc....       300         12,657
Reliant Energy, Inc.....................       400         10,608
Sempra Energy...........................       300          7,365
Southern Co.............................       900         22,815
TXU Corp................................       400         18,860
Xcel Energy, Inc........................       500         13,870
                                                     ------------
                                                          360,730
                                                     ------------
ELECTRICAL EQUIPMENT (3.8%)
Cooper Industries, Inc..................       100          3,492
General Electric Co.....................    13,000        521,040
                                                     ------------
                                                          524,532
                                                     ------------
ELECTRONIC COMPONENTS (1.1%)
Altera Corp.*...........................       500         10,610
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
ELECTRONIC COMPONENTS (CONTINUED)
Analog Devices, Inc.*...................       500   $     22,195
Jabil Circuit, Inc.*....................       300          6,816
LSI Logic Corp.*........................       500          7,890
Maxim Intergrated Products, Inc.*.......       400         21,004
Texas Instruments, Inc..................     2,300         64,400
Xilinx, Inc.*...........................       400         15,620
                                                     ------------
                                                          148,535
                                                     ------------
ELECTRONIC SYSTEMS (0.4%)
Applera Corp.--Applied Biosystems
  Group.................................       300         11,781
Applied Materials, Inc.*................     1,100         44,110
QLogic Corp.*...........................       100          4,451
                                                     ------------
                                                           60,342
                                                     ------------
ELECTRONICS (4.2%)
Advanced Micro Devices, Inc.*...........       500          7,930
Agilent Technologies, Inc.*.............       600         17,106
Applied Micro Circuits Corp.*...........       400          4,528
Broadcom Corp., Class A*................       300         12,261
Comverse Technology, Inc.*..............       300          6,711
Conexant Systems, Inc.*.................       300          4,308
EMC Corp.*..............................     2,900         38,976
Emerson.................................       600         34,260
Intel Corp..............................     8,800        276,760
JDS Uniphase Corp.*.....................     1,700         14,841
KLA Instruments Corp.*..................       300         14,868
Linear Technology Corp..................       400         15,616
Micron Technology, Inc.*................       800         24,800
Molex, Inc..............................       300          9,285
National Semiconductor Corp.*...........       200          6,158
Novellus Systems, Inc.*.................       200          7,890
NVIDIA Corp.*...........................       200         13,380
PerkinElmer, Inc........................       100          3,502
PMC-Sierra, Inc.*.......................       200          4,252
Sanmina Corp.*..........................       700         13,930
Solectron Corp.*........................     1,100         12,408
Tektronix, Inc.*........................       100          2,578
Teradyne, Inc.*.........................       200          6,028
Thermo Electron Corp.*..................       300          7,158
Vitesse Semiconductor Corp.*............       200          2,486
Xerox Corp..............................     1,000         10,420
                                                     ------------
                                                          572,440
                                                     ------------
ENERGY SERVICES (0.1%)
Baker Hughes, Inc.......................       500         18,235
                                                     ------------
ENTERTAINMENT & LEISURE (0.8%)
Carnival Corp., Class A.................       800         22,464
Eastman Kodak Co........................       400         11,772
Harrah's Entertainment, Inc.*...........       200          7,402
Hasbro, Inc.............................       300          4,869

                                        See Notes to Financial Statements.    37

PPI BRINSON TACTICAL ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
ENTERTAINMENT & LEISURE (CONTINUED)
Mattel, Inc.............................       600   $     10,320
Walt Disney Co..........................     2,700         55,944
                                                     ------------
                                                          112,771
                                                     ------------
FINANCIAL SERVICES (4.2%)
American Express Corp...................     1,700         60,673
Bear Stearns Companies, Inc.............       100          5,864
Capital One Financial Corp..............       300         16,185
Charles Schwab & Co., Inc...............     1,800         27,846
Countrywide Credit Industries, Inc......       200          8,194
Federal Home Loan Mortgage Corp.........       900         58,860
Federal National Mortgage Association...     1,300        103,350
Franklin Resources, Inc.................       400         14,108
Household International, Inc............       600         34,764
John Hancock Financial Services, Inc....       400         16,520
Lehman Brothers Holdings................       300         20,040
MBNA Corp...............................     1,100         38,720
Merrill Lynch & Co......................     1,100         57,332
Morgan Stanley Dean Witter & Co.........     1,400         78,316
Stilwell Financial, Inc.................       300          8,166
T. Rowe Price Group, Inc................       200          6,946
USA Education, Inc......................       200         16,804
                                                     ------------
                                                          572,688
                                                     ------------
FOOD RETAILERS (0.6%)
Albertson's, Inc........................       500         15,745
Kroger Co. (The)*.......................     1,100         22,957
Safeway, Inc.*..........................       700         29,225
Starbucks Corp.*........................       500          9,525
Winn-Dixie Stores, Inc..................       200          2,850
                                                     ------------
                                                           80,302
                                                     ------------
FOREST PRODUCTS & PAPER (0.6%)
Georgia-Pacific Group...................       300          8,283
International Paper Co..................       600         24,210
Mead Corp...............................       200          6,178
Pactiv Corp.*...........................       300          5,325
Sealed Air Corp.*.......................       100          4,082
Temple-Inland, Inc......................       100          5,673
Westvaco Corp...........................       200          5,690
Weyerhauser Co..........................       300         16,224
Willamette Industries, Inc..............       200         10,424
                                                     ------------
                                                           86,089
                                                     ------------
HEALTH CARE PROVIDERS & SERVICES (0.8%)
HCA, Inc................................       700         26,978
Health Management Associates, Inc.,
  Class A*..............................       300          5,520
HEALTHSOUTH Corp.*......................       500          7,410
Manor Care, Inc.*.......................       100          2,371
McKesson HBOC, Inc......................       400         14,960
St. Jude Medical, Inc.*.................       100          7,765
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
UnitedHealth Group, Inc.................       400   $     28,308
Wellpoint Health Networks, Inc.*........       100         11,685
                                                     ------------
                                                          104,997
                                                     ------------
HEAVY MACHINERY (1.0%)
Black & Decker Corp.....................       100          3,773
Caterpillar, Inc........................       500         26,125
Danaher Corp............................       200         12,062
Deere & Co..............................       300         13,098
Dover Corp..............................       300         11,121
Eaton Corp..............................       100          7,441
Illinois Tool Works, Inc................       400         27,088
Ingersoll Rand Co.......................       200          8,362
Pall Corp...............................       200          4,812
Parker-Hannifin Corp....................       200          9,182
Stanley Works (The).....................       100          4,657
W.W. Grainger, Inc......................       100          4,800
                                                     ------------
                                                          132,521
                                                     ------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (2.0%)
Bed Bath & Beyond, Inc.*................       400         13,560
Centex Corp.............................       100          5,709
Home Depot, Inc.........................     3,100        158,131
Johnson Controls, Inc...................       100          8,075
Leggett & Platt, Inc....................       300          6,900
Lowe's Companies, Inc...................     1,000         46,410
Masco Corp..............................       600         14,700
Maytag Corp.............................       100          3,103
Pulte Homes, Inc........................       100          4,467
Whirlpool Corp..........................       100          7,333
                                                     ------------
                                                          268,388
                                                     ------------
HOUSEHOLD PRODUCTS (0.1%)
Fortune Brands, Inc.....................       200          7,918
                                                     ------------
INSURANCE (4.4%)
Aetna, Inc..............................       200          6,598
Aflac, Inc..............................       700         17,192
Allstate Corp...........................       900         30,330
Ambac Financial Group, Inc..............       100          5,786
American International Group, Inc.......     3,400        269,960
Aon Corp................................       400         14,208
Chubb Corp..............................       200         13,800
CIGNA Corp..............................       200         18,530
Cincinnati Financial Corp...............       200          7,630
Conseco, Inc............................       500          2,230
Hartford Financial Services Group.......       300         18,849
Humana, Inc.*...........................       300          3,537
Jefferson-Pilot Corp....................       200          9,254
Lincoln National Corp...................       300         14,571
Loews Corp..............................       300         16,614

38     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
INSURANCE (CONTINUED)
Marsh & McLennan Co., Inc...............       400   $     42,980
MBIA, Inc...............................       200         10,726
Metlife, Inc............................     1,000         31,680
MGIC Investment Corp....................       100          6,172
Progressive Corp........................       100         14,930
SAFECO Corp.............................       200          6,230
St. Paul Companies, Inc.................       300         13,191
Torchmark Corp..........................       100          3,933
UNUMProvident Corp......................       300          7,953
XL Capital Ltd. (Bermuda)...............       200         18,272
                                                     ------------
                                                          605,156
                                                     ------------
MEDIA--BROADCASTING & PUBLISHING (3.4%)
AOL Time Warner, Inc.*..................     5,800        186,180
Clear Channel Communications, Inc.*.....       800         40,728
Comcast Corp.*..........................     1,200         43,200
Dow Jones & Co., Inc....................       100          5,473
Gannett Co., Inc........................       400         26,892
Knight Ridder, Inc......................       100          6,493
McGraw-Hill Companies, Inc..............       300         18,294
New York Times Co.......................       200          8,650
Tribune Co..............................       400         14,972
Univision Communications, Inc., Class
  A*....................................       300         12,138
Viacom, Inc., Class B*..................     2,300        101,545
                                                     ------------
                                                          464,565
                                                     ------------
MEDIA--INTERNET (0.1%)
Yahoo! Inc.*............................       700         12,418
                                                     ------------
MEDICAL AND HEALTH PRODUCTS (1.8%)
Bausch & Lomb, Inc......................       100          3,766
Baxter International, Inc...............       800         42,904
Becton Dickinson & Co...................       400         13,260
Biomet, Inc.............................       400         12,360
Boston Scientific Corp.*................       500         12,060
C.R. Bard, Inc..........................       100          6,450
Guidant Corp.*..........................       400         19,920
Medtronic, Inc..........................     1,600         81,936
Millipore Corp..........................       100          6,070
Quintiles Transnational Corp.*..........       100          1,608
Stryker Corp............................       300         17,511
Tenet Healthcare Corp.*.................       400         23,488
Zimmer Holdings, Inc.*..................       300          9,162
                                                     ------------
                                                          250,495
                                                     ------------
METALS AND MINING (0.7%)
Alcan, Inc. (Canada)....................       500         17,965
Alcoa, Inc..............................     1,100         39,105
Barrick Gold Corp. (Canada).............       700         11,165
Freeport-McMoRan Copper & Gold, Inc.
  Class B*..............................       200          2,678
Inco Ltd. (Canada)*.....................       300          5,082
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
METALS AND MINING (CONTINUED)
Newmont Mining Corp.....................       300   $      5,733
Nucor Corp..............................       100          5,296
Phelps Dodge Corp.......................       100          3,240
Placer Dome, Inc. (Canada)..............       500          5,455
                                                     ------------
                                                           95,719
                                                     ------------
NETWORKING (1.3%)
Cisco Systems, Inc.*....................     9,600        173,856
                                                     ------------
OIL & GAS (8.1%)
Amerada Hess Corp.......................       100          6,250
Anadarko Petroleum Corp.................       300         17,055
Apache Corp.............................       220         10,974
Ashland, Inc............................       100          4,608
Burlington Resources, Inc...............       300         11,262
ChevronTexaco Corp......................     1,400        125,454
Conoco, Inc.............................       800         22,640
Devon Energy Corp.......................       200          7,730
Dynegy, Inc.............................       500         12,750
El Paso Corp............................       700         31,227
EOG Resources, Inc......................       200          7,822
Exxon Mobil Corp........................     8,900        349,770
Halliburton Co..........................       600          7,860
Kerr-Mcgee Corp,........................       100          5,480
Kinder Morgan, Inc......................       200         11,138
Merck & Co., Inc........................     3,000        176,400
Nabors Industries, Inc.*................       200          6,866
Noble Drilling Corp.*...................       200          6,808
Occidental Petroleum Corp...............       500         13,265
Phillips Petroleum Co...................       500         30,130
Royal Dutch Petroleum Co. N.V., NY
  Shares (Netherlands)..................     2,800        137,256
Schlumberger Ltd........................       800         43,960
Sunoco, Inc.............................       100          3,734
Transocean Sedco Forex, Inc.............       400         13,528
Unocal Corp.............................       300         10,821
USX--Marathon Group.....................       400         12,000
Williams Companies, Inc. (The)..........       700         17,864
                                                     ------------
                                                        1,104,652
                                                     ------------
PHARMACEUTICALS (9.3%)
Abbott Laboratories.....................     2,000        111,500
Allergan, Inc...........................       200         15,010
American Home Products Corp.............     1,700        104,312
AmerisourceBergen Corp..................       100          6,355
Bristol-Myers Squibb Co.................     2,500        127,500
Cardinal Health, Inc....................       600         38,796
Chiron Corp.*...........................       300         13,152
Eli Lilly and Co........................     1,500        117,810
Forest Laboratories, Inc.*..............       200         16,390
Johnson & Johnson.......................     4,000        236,400

                                        See Notes to Financial Statements.    39

PPI BRINSON TACTICAL ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
PHARMACEUTICALS (CONTINUED)
King Pharmaceuticals, Inc.*.............       300   $     12,639
Pfizer, Inc.............................     8,200        326,770
Pharmacia Corp..........................     1,700         72,505
Schering-Plough Corp....................     1,900         68,039
Sigma-Aldrich Corp......................       100          3,941
Watson Pharmaceuticals, Inc.*...........       200          6,278
                                                     ------------
                                                        1,277,397
                                                     ------------
POLLUTION CONTROL (0.2%)
Allied Waste Industries, Inc.*..........       300          4,218
Waste Management, Inc...................       800         25,528
                                                     ------------
                                                           29,746
                                                     ------------
RAILROADS (0.4%)
Burlington Northern Santa Fe Corp.......       500         14,265
CSX Corp................................       300         10,515
Norfolk Southern Corp...................       500          9,165
Union Pacific Corp......................       300         17,100
                                                     ------------
                                                           51,045
                                                     ------------
REAL ESTATE (0.2%)
Equity Office Properties Trust (REIT)...       600         18,048
Equity Residential Properties Trust
  (REIT)................................       400         11,484
                                                     ------------
                                                           29,532
                                                     ------------
RESTAURANTS AND LODGING (0.9%)
Cendant Corp.*..........................     1,300         25,493
Darden Restaurants, Inc.................       200          7,080
Hilton Hotels Corp......................       500          5,460
Marriott International, Inc., Class A...       300         12,195
McDonald's Corp.........................     1,700         44,999
Starwood Hotels & Resorts Worldwide,
  Inc...................................       300          8,955
Tricon Global Restaurants, Inc.*........       200          9,840
Wendy's International, Inc..............       200          5,834
                                                     ------------
                                                          119,856
                                                     ------------
RETAILERS (5.2%)
Autozone, Inc.*.........................       100          7,180
Best Buy Co., Inc.*.....................       300         22,344
Circuit City Stores--Circuit City
  Group.................................       300          7,785
Costco Wholesale Corp.*.................       600         26,628
CVS Corp................................       500         14,800
Dollar General Corp.....................       500          7,450
Family Dollar Stores, Inc...............       200          5,996
Federated Department Stores, Inc.*......       300         12,270
J.C. Penney Company, Inc................       400         10,760
KMart Corp.*............................       800          4,368
Kohl's Corp.*...........................       400         28,176
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
RETAILERS (CONTINUED)
May Dept Stores.........................       400   $     14,792
Nike, Inc., Class B.....................       400         22,496
Nordstrom, Inc..........................       200          4,046
Office Depot, Inc.*.....................       400          7,416
Radioshack Corp.........................       200          6,020
Sears, Roebuck and Co...................       400         19,056
Sherwin-Williams Co.....................       200          5,500
Staples, Inc.*..........................       600         11,220
Target Corp.............................     1,200         49,260
The Gap, Inc............................     1,100         15,334
Tiffany & Co............................       200          6,294
TJX Co., Inc............................       400         15,944
Toys 'R' Us, Inc.*......................       300          6,222
Walgreen Co.............................     1,300         43,758
Wal-Mart Stores, Inc....................     5,800        333,790
                                                     ------------
                                                          708,905
                                                     ------------
TELECOMMUNICATIONS (6.9%)
ADC Telecommunications, Inc.*...........     1,100          5,060
ALLTEL Corp.............................       400         24,692
Andrew Corp.*...........................       100          2,189
AT&T Corp...............................     4,600         83,444
AT&T Wireless Services, Inc.*...........     3,300         47,421
Avaya, Inc.*............................       400          4,860
BellSouth Corp..........................     2,400         91,560
Centurytel, Inc.........................       200          6,560
CIENA Corp.*............................       400          5,724
Corning, Inc............................     1,300         11,596
Lucent Technologies, Inc................     4,500         28,305
Motorola, Inc...........................     2,900         43,558
Nextel Communications, Inc., Class A*...     1,100         12,056
Nortel Networks Corp. (Canada)..........     4,200         31,500
QUALCOMM, Inc.*.........................     1,000         50,500
Qwest Communications International,
  Inc...................................     2,200         31,086
SBC Communications, Inc.................     4,400        172,348
Scientific-Atlanta, Inc.................       200          4,788
Sprint Corp.............................     1,200         24,096
Sprint Corp. (PCS Group)*...............     1,300         31,733
Tellabs, Inc.*..........................       600          8,976
Verizon Communications..................     3,500        166,110
WorldCom, Inc.*.........................     3,900         54,912
                                                     ------------
                                                          943,074
                                                     ------------
TEXTILES, CLOTHING & FABRICS (0.1%)
Jones Apparel Group, Inc.*..............       200          6,634

40     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
TEXTILES, CLOTHING & FABRICS (CONTINUED)
Liz Claiborne, Inc......................       100   $      4,975
VF Corp.................................       200          7,802
                                                     ------------
                                                           19,411
                                                     ------------
TOTAL COMMON STOCKS (COST $13,856,662)                 13,743,208
                                                     ------------

TOTAL INVESTMENTS AT MARKET VALUE
(100.5%)
  (COST $13,856,662)                         13,743,208
OTHER ASSETS IN EXCESS OF LIABILITIES
(-0.5%)                                         (63,047)
                                          -------------
NET ASSETS (100.0%)                       $  13,680,161
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $13,870,727. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $254,777
Unrealized losses.................................  (382,296)
                                                    --------
  Net unrealized (loss)...........................  $(127,519)
                                                    ========

   *  Non-income producing security.
 REIT Real Estate Investment Trust
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    41

PPI DSI ENHANCED INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
COMMON STOCKS (100.6%)
ADVERTISING (0.4%)
Interpublic Group of Companies, Inc.....     1,900   $     56,126
Omnicom Group, Inc......................       900         80,415
TMP Worldwide, Inc.*....................       500         21,450
                                                     ------------
                                                          157,991
                                                     ------------
AEROSPACE & DEFENSE (1.2%)
Boeing Co...............................     4,700        182,266
General Dynamics Corp...................       800         63,712
Goodrich Corp...........................       500         13,310
Lockheed Martin Corp....................       900         42,003
Northrop Grumman Corp...................       200         20,162
Raytheon Co.............................       700         22,729
Rockwell Collins, Inc...................     1,100         21,450
United Technologies, Inc................     2,700        174,501
                                                     ------------
                                                          540,133
                                                     ------------
AIRLINES (0.2%)
AMR Corp.*..............................       500         11,085
Delta Air Lines, Inc....................       600         17,556
FedEx Corp.*............................       800         41,504
Southwest Airlines Co...................     1,900         35,112
                                                     ------------
                                                          105,257
                                                     ------------
APPAREL RETAILERS (0.1%)
Limited, Inc............................     3,300         48,576
                                                     ------------
AUTOMOTIVE (0.8%)
Dana Corp...............................       600          8,328
Ford Motor Co...........................     7,100        111,612
General Motors Corp.....................     2,700        131,220
Genuine Parts Co........................       700         25,690
Harley-Davidson, Inc....................     1,200         65,172
TRW, Inc................................       600         22,224
                                                     ------------
                                                          364,246
                                                     ------------
BANKING (9.5%)
AmSouth Bancorp.........................     1,100         20,790
Bank Of America Corp....................     6,900        434,355
Bank of New York Co., Inc...............     3,300        134,640
Bank One Corp...........................     3,800        148,390
BB&T Corp...............................     2,400         86,664
Charter One Financial, Inc..............     1,700         46,155
Citigroup, Inc..........................    21,300      1,075,224
Comerica, Inc...........................     1,400         80,220
Fifth Third Bancorp.....................     2,300        141,059
FleetBoston Financial Corp..............     4,800        175,200
Golden West Financial Corp..............       700         41,195
Huntington Bancshares, Inc..............       400          6,876
J.P. Morgan Chase & Co..................     9,000        327,150
KeyCorp.................................     2,100         51,114
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
BANKING (CONTINUED)
Mellon Financial Corp...................     1,500   $     56,430
National City Corp......................     3,500        102,340
Northern Trust Corp.....................       900         54,198
PNC Financial Services Group............     1,700         95,540
Regions Financial Corp..................     1,500         45,060
Southtrust Corp.........................     1,400         34,538
State Street Corp.......................       900         47,025
SunTrust Banks, Inc.....................     1,300         81,510
Synovus Financial Corp..................     1,700         42,585
U.S. Bancorp............................     9,100        190,463
Union Planters Corp.....................       600         27,078
Wachovia Corp...........................     5,900        185,024
Washington Mutual, Inc..................     4,300        140,610
Wells Fargo & Co........................     7,000        304,150
Zions Bancorp...........................       300         15,774
                                                     ------------
                                                        4,191,357
                                                     ------------
BEVERAGES, FOOD & TOBACCO (5.2%)
Adolph Coors Co., Class B...............       300         16,020
Anheuser Busch Co., Inc.................     3,400        153,714
Archer-Daniels-Midland Co...............     3,000         43,050
Brown-Forman Corp., Class B.............       200         12,520
Campbell Soup Co........................     2,100         62,727
Coca-Cola Co............................    11,000        518,650
Coca-Cola Enterprises, Inc..............     1,400         26,516
Conagra Foods, Inc......................     3,400         80,818
General Mills, Inc......................     1,500         78,015
Heinz (H.J.) Co.........................     1,400         57,568
Hershey Foods Corp......................       600         40,620
Kellogg Co..............................     2,400         72,240
Pepsi Bottling Group, Inc...............       800         18,800
Pepsico, Inc............................     6,600        321,354
Philip Morris Co., Inc..................     9,900        453,915
Sara Lee Corp...........................     4,400         97,812
SUPERVALU, INC..........................       500         11,060
Unilever N.V. (Netherlands).............     2,500        144,025
UST, Inc................................       700         24,500
Wm. Wrigley Jr., Co.....................     1,000         51,370
                                                     ------------
                                                        2,285,294
                                                     ------------
BIOTECHNOLOGY (0.9%)
Amgen, Inc.*............................     4,100        231,404
Biogen, Inc.*...........................       900         51,615
Genzyme Corp.*..........................       500         29,930
Immunex Corp.*..........................     1,500         41,565
MedImmune, Inc.*........................       700         32,445
                                                     ------------
                                                          386,959
                                                     ------------
BUILDING MATERIALS (0.1%)
Vulcan Materials Co.....................       700         33,558
                                                     ------------

42     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
BUSINESS MACHINES (3.3%)
Apple Computer, Inc.*...................     1,100   $     24,090
Compaq Computer Corp....................     7,300         71,248
Dell Computer Corp.*....................    11,900        323,442
Gateway, Inc.*..........................     1,600         12,864
Hewlett-Packard Co......................     8,900        182,806
International Business Machines Corp....     7,100        858,816
                                                     ------------
                                                        1,473,266
                                                     ------------
BUSINESS SERVICES (0.5%)
Cintas Corp.............................       900         43,200
Computer Sciences Corp.*................     1,000         48,980
Convergys Corp.*........................       300         11,247
Deluxe Corp.............................       300         12,474
Paychex, Inc............................     2,600         90,610
Sabre Holdings Corp.*...................       500         21,175
Unisys Corp.*...........................     1,200         15,048
                                                     ------------
                                                          242,734
                                                     ------------
CAPITAL EQUIPMENT (0.4%)
Honeywell International, Inc............     4,000        135,280
Rockwell International Corp.............     1,100         19,646
                                                     ------------
                                                          154,926
                                                     ------------
CHEMICALS (1.4%)
Air Products & Chemicals, Inc...........     1,000         46,910
Avery Dennison Corp.....................       500         28,265
Dow Chemical Co.........................     2,900         97,962
Du Pont (E.I.) de Nemours...............     3,800        161,538
Eastman Chemical Co.....................       500         19,510
International Flavors & Fragrances,
  Inc...................................       400         11,884
Minnesota Mining & Manufacturing Co.....     1,400        165,494
PPG Industries, Inc.....................       600         31,032
Praxair, Inc............................     1,000         55,250
                                                     ------------
                                                          617,845
                                                     ------------
COMMERCIAL SERVICES (0.3%)
H&R Block, Inc..........................     1,600         71,520
Moody's Corp............................       800         31,888
R.R. Donnelley & Sons Co................       400         11,876
Robert Half International, Inc.*........       800         21,360
                                                     ------------
                                                          136,644
                                                     ------------
COMPUTER SERVICES (0.8%)
Automatic Data Processing, Inc..........     2,700        159,030
Concord EFS, Inc.*......................     2,800         91,784
First Data Corp.........................     1,100         86,295
                                                     ------------
                                                          337,109
                                                     ------------
COMPUTER SOFTWARE & PROCESSING (5.8%)
Adobe Systems, Inc......................       900         27,945
Autodesk, Inc...........................       400         14,908
BMC Software, Inc.*.....................       900         14,733
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
COMPUTER SOFTWARE & PROCESSING (CONTINUED)
Citrix Systems, Inc.*...................     1,300   $     29,458
Computer Associates International,
  Inc...................................     2,900        100,021
Compuware Corp.*........................     2,100         24,759
Electronic Data Systems Corp............     1,800        123,390
Fiserv, Inc.*...........................     1,600         67,712
IMS Health, Inc.........................     1,400         27,314
Intuit, Inc.*...........................       700         29,932
Mercury Interactive Corp.*..............       500         16,990
Microsoft Corp.*........................    22,600      1,497,250
NCR Corp.*..............................       500         18,430
Oracle Systems Corp.*...................    24,100        332,821
Parametric Technology Co.*..............     1,700         13,277
PeopleSoft, Inc.*.......................     1,100         44,220
Siebel Systems, Inc.*...................     2,600         72,748
Symbol Technologies, Inc................     1,200         19,056
Veritas Software Corp.*.................     1,800         80,694
                                                     ------------
                                                        2,555,658
                                                     ------------
COMPUTERS & INFORMATION (0.4%)
International Game Technology*..........       300         20,490
Lexmark International Group, Inc.*......     1,300         76,700
Network Appliance, Inc.*................     1,700         37,179
Pitney Bowes, Inc.......................     1,700         63,937
                                                     ------------
                                                          198,306
                                                     ------------
CONGLOMERATES (1.2%)
Textron, Inc............................       500         20,730
Tyco International Ltd..................     8,700        512,430
                                                     ------------
                                                          533,160
                                                     ------------
CONSUMER GOODS AND SERVICES (0.8%)
Clorox Co...............................     1,200         47,460
Gillette Co.............................     3,500        116,900
Kimberly-Clark Corp.....................     2,600        155,480
Newell Rubbermaid, Inc..................     1,100         30,327
                                                     ------------
                                                          350,167
                                                     ------------
COSMETICS & PERSONAL CARE (1.5%)
Avon Products, Inc......................     1,400         65,100
Colgate-Palmolive Co....................     2,400        138,600
Ecolab, Inc.............................       600         24,150
Proctor & Gamble Co.....................     5,400        427,302
                                                     ------------
                                                          655,152
                                                     ------------
DISTRIBUTION SERVICES (0.2%)
SYSCO Corp..............................     2,700         70,794
                                                     ------------
DIVERSIFIED COMPUTER PRODUCTS (0.4%)
Sun Microsystems, Inc.*.................    13,500        166,050
                                                     ------------
ELECTRIC UTILITIES (2.7%)
AES Corp.*..............................     2,800         45,780
Allegheny Energy, Inc...................     1,100         39,842

                                        See Notes to Financial Statements.    43

PPI DSI ENHANCED INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
ELECTRIC UTILITIES (CONTINUED)
Ameren Corp.............................       900   $     38,070
American Electric Power Company, Inc....     1,800         78,354
American Power Conversion Corp.*........       900         13,014
Calpine Corp.*..........................     1,200         20,148
Cinergy Corp............................     1,000         33,430
CMS Energy Corp.........................       600         14,418
Consolidated Edison, Inc................       600         24,216
Dominion Resources, Inc.................       500         30,050
DTE Energy Co...........................       300         12,582
Duke Energy Corp........................     3,200        125,632
Edison International*...................     1,300         19,630
Entergy Corp............................       400         15,644
Exelon Corp.............................     2,300        110,124
FirstEnergy Corp........................       700         24,486
FPL Group, Inc..........................     1,300         73,320
Mirant Corp.*...........................     1,400         22,428
NiSource, Inc...........................     1,400         32,284
PG&E Corp.*.............................     1,500         28,860
Pinnacle West Capital Corp..............       500         20,925
PPL Corp................................       700         24,395
Progress Energy, Inc....................     1,300         58,539
Public Service Enterprise Group, Inc....     1,300         54,847
Reliant Energy, Inc.....................     1,200         31,824
Sempra Energy...........................     2,100         51,555
Southern Co.............................     1,200         30,420
TECO Energy, Inc........................       600         15,744
TXU Corp................................     1,000         47,150
Xcel Energy, Inc........................     1,700         47,158
                                                     ------------
                                                        1,184,869
                                                     ------------
ELECTRICAL EQUIPMENT (3.9%)
Cooper Industries, Inc..................       400         13,968
General Electric Co.....................    42,200      1,691,376
                                                     ------------
                                                        1,705,344
                                                     ------------
ELECTRONIC COMPONENTS (0.8%)
Altera Corp.*...........................       400          8,488
Analog Devices, Inc.*...................     1,400         62,146
Jabil Circuit, Inc.*....................       900         20,448
Maxim Intergrated Products, Inc.*.......     1,400         73,514
Texas Instruments, Inc..................     6,200        173,600
Xilinx, Inc.*...........................       800         31,240
                                                     ------------
                                                          369,436
                                                     ------------
ELECTRONIC SYSTEMS (0.5%)
Applera Corp.--Applied Biosystems
  Group.................................     1,300         51,051
Applied Materials, Inc.*................     3,400        136,340
QLogic Corp.*...........................       600         26,706
                                                     ------------
                                                          214,097
                                                     ------------
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
ELECTRONICS (3.7%)
Advanced Micro Devices, Inc.*...........     1,000   $     15,860
Agilent Technologies, Inc.*.............     1,400         39,914
Broadcom Corp., Class A*................       500         20,435
Comverse Technology, Inc.*..............     1,100         24,607
EMC Corp.*..............................     9,300        124,992
Emerson.................................     2,200        125,620
Intel Corp..............................    27,800        874,310
JDS Uniphase Corp.*.....................     5,200         45,396
KLA Instruments Corp.*..................       900         44,604
Linear Technology Corp..................     1,800         70,272
Micron Technology, Inc.*................     1,500         46,500
Molex, Inc..............................       900         27,855
Novellus Systems, Inc.*.................       500         19,725
PerkinElmer, Inc........................       500         17,510
PMC-Sierra, Inc.*.......................       600         12,756
Sanmina Corp.*..........................     1,400         27,860
Solectron Corp.*........................     3,200         36,096
Teradyne, Inc.*.........................       500         15,070
Vitesse Semiconductor Corp.*............       300          3,729
Xerox Corp..............................     1,700         17,714
                                                     ------------
                                                        1,610,825
                                                     ------------
ENERGY SERVICES (0.0%)
Baker Hughes, Inc.......................       500         18,235
                                                     ------------
ENTERTAINMENT & LEISURE (0.8%)
Carnival Corp., Class A.................     3,200         89,856
Eastman Kodak Co........................     1,900         55,917
Mattel, Inc.............................       900         15,480
Walt Disney Co..........................     8,700        180,264
                                                     ------------
                                                          341,517
                                                     ------------
EXCHANGE TRADED FUNDS (2.0%)
Standard & Poors Depositary Receipts
  Trust, Series 1.......................     7,800        890,994
                                                     ------------
FINANCIAL SERVICES (4.4%)
American Express Corp...................     5,700        203,433
Bear Stearns Companies, Inc.............       300         17,592
Capital One Financial Corp..............     1,400         75,530
Charles Schwab & Co., Inc...............     3,900         60,333
Countrywide Credit Industries, Inc......       600         24,582
Federal Home Loan Mortgage Corp.........     3,500        228,900
Federal National Mortgage Association...     4,400        349,800
Franklin Resources, Inc.................     1,000         35,270
Household International, Inc............     2,300        133,262
John Hancock Financial Services, Inc....     1,200         49,560
Lehman Brothers Holdings................     1,000         66,800
MBNA Corp...............................     3,500        123,200
Merrill Lynch & Co......................     3,300        171,996
Morgan Stanley Dean Witter & Co.........     5,100        285,294
Stilwell Financial, Inc.................     1,900         51,718

44     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
FINANCIAL SERVICES (CONTINUED)
T.Rowe Price Group, Inc.................       500   $     17,365
USA Education, Inc......................       300         25,206
                                                     ------------
                                                        1,919,841
                                                     ------------
FOOD RETAILERS (0.7%)
Albertson's, Inc........................     1,200         37,788
Kroger Co. (The)*.......................     4,700         98,089
Safeway, Inc.*..........................     2,900        121,075
Starbucks Corp.*........................     3,000         57,150
Winn-Dixie Stores, Inc..................       700          9,975
                                                     ------------
                                                          324,077
                                                     ------------
FOREST PRODUCTS & PAPER (0.5%)
Bemis Company, Inc......................       300         14,754
Crane Co................................       500         12,820
Georgia-Pacific Group...................       700         19,327
International Paper Co..................       900         36,315
Pactiv Corp.*...........................       600         10,650
Sealed Air Corp.*.......................       300         12,246
Temple-Inland, Inc......................       200         11,346
Westvaco Corp...........................       500         14,225
Weyerhauser Co..........................     1,000         54,080
Willamette Industries, Inc..............       500         26,060
                                                     ------------
                                                          211,823
                                                     ------------
HEALTH CARE PROVIDERS & SERVICES (0.8%)
HCA, Inc................................     2,200         84,788
Health Management Associates, Inc.,
  Class A*..............................       700         12,880
HEALTHSOUTH Corp.*......................     2,600         38,532
Manor Care, Inc.*.......................       800         18,968
McKesson HBOC, Inc......................     1,000         37,400
St. Jude Medical, Inc.*.................       300         23,295
UnitedHealth Group, Inc.................     1,400         99,078
Wellpoint Health Networks, Inc.*........       200         23,370
                                                     ------------
                                                          338,311
                                                     ------------
HEAVY MACHINERY (0.9%)
Black & Decker Corp.....................       700         26,411
Caterpillar, Inc........................     1,200         62,700
Danaher Corp............................       600         36,186
Deere & Co..............................       300         13,098
Dover Corp..............................       400         14,828
Eaton Corp..............................       300         22,323
FMC Corp.*..............................       200         11,900
Illinois Tool Works, Inc................     1,600        108,352
Ingersoll Rand Co.......................       700         29,267
Parker-Hannifin Corp....................       800         36,728
Snap-on, Inc............................       400         13,464
Stanley Works (The).....................       400         18,628
                                                     ------------
                                                          393,885
                                                     ------------
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (2.0%)
Bed Bath & Beyond, Inc.*................     1,000   $     33,900
Centex Corp.............................       800         45,672
Home Depot, Inc.........................    10,600        540,706
Johnson Controls, Inc...................       300         24,225
KB HOME.................................       500         20,050
Leggett & Platt, Inc....................       500         11,500
Lowe's Companies, Inc...................     2,600        120,666
Masco Corp..............................     1,900         46,550
Maytag Corp.............................       600         18,618
Pulte Homes, Inc........................       600         26,802
Whirlpool Corp..........................       100          7,333
                                                     ------------
                                                          896,022
                                                     ------------
HOUSEHOLD PRODUCTS (0.0%)
Tupperware Corp.........................       600         11,550
                                                     ------------
INSURANCE (3.6%)
Aflac, Inc..............................     2,800         68,768
Allstate Corp...........................     2,900         97,730
Ambac Financial Group, Inc..............       400         23,144
American International Group, Inc.......    10,400        825,760
Aon Corp................................       400         14,208
Chubb Corp..............................       200         13,800
CIGNA Corp..............................       700         64,855
Conseco, Inc............................       500          2,230
Hartford Financial Services Group.......       600         37,698
Humana, Inc.*...........................       700          8,253
Jefferson-Pilot Corp....................     1,000         46,270
Lincoln National Corp...................       300         14,571
Loews Corp..............................       700         38,766
Marsh & McLennan Co., Inc...............       700         75,215
MBIA, Inc...............................       200         10,726
Metlife, Inc............................     3,500        110,880
MGIC Investment Corp....................       700         43,204
Torchmark Corp..........................       400         15,732
UNUMProvident Corp......................     1,700         45,067
XL Capital Ltd. (Bermuda)...............       200         18,272
                                                     ------------
                                                        1,575,149
                                                     ------------
MEDIA--BROADCASTING & PUBLISHING (3.0%)
AOL Time Warner, Inc.*..................    18,900        606,690
Clear Channel Communications, Inc.*.....     2,100        106,911
Comcast Corp.*..........................     2,900        104,400
Gannett Co., Inc........................     1,100         73,953
McGraw-Hill Companies, Inc..............     1,100         67,078
New York Times Co.......................       200          8,650
Tribune Co..............................       600         22,458
Univision Communications, Inc., Class
  A*....................................       400         16,184
Viacom, Inc., Class B*..................     7,000        309,050
                                                     ------------
                                                        1,315,374
                                                     ------------

                                        See Notes to Financial Statements.    45

PPI DSI ENHANCED INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
MEDIA--INTERNET (0.1%)
Yahoo! Inc.*............................     1,400   $     24,836
                                                     ------------
MEDICAL AND HEALTH PRODUCTS (1.6%)
Bausch & Lomb, Inc......................       200          7,532
Baxter International, Inc...............     2,300        123,349
Becton Dickinson & Co...................     1,800         59,670
Biomet, Inc.............................       500         15,450
Boston Scientific Corp.*................       500         12,060
Guidant Corp.*..........................     1,600         79,680
Medtronic, Inc..........................     5,300        271,413
Stryker Corp............................       500         29,185
Tenet Healthcare Corp.*.................     1,700         99,824
Zimmer Holdings, Inc.*..................       900         27,486
                                                     ------------
                                                          725,649
                                                     ------------
METALS AND MINING (0.6%)
Alcan, Inc. (Canada)....................       900         32,337
Alcoa, Inc..............................     4,200        149,310
Barrick Gold Corp. (Canada).............     2,800         44,660
Nucor Corp..............................       300         15,888
Worthington Industries, Inc.............     1,000         14,200
                                                     ------------
                                                          256,395
                                                     ------------
NETWORKING (1.3%)
Cisco Systems, Inc.*....................    30,600        554,166
                                                     ------------
OIL & GAS (8.5%)
Amerada Hess Corp.......................       700         43,750
Anadarko Petroleum Corp.................       700         39,795
Apache Corp.............................       550         27,434
Ashland, Inc............................       400         18,432
Burlington Resources, Inc...............       600         22,524
ChevronTexaco Corp......................     4,500        403,245
Conoco, Inc.............................     2,800         79,240
Devon Energy Corp.......................       800         30,920
Dynegy, Inc.............................     2,300         58,650
El Paso Corp............................     2,100         93,681
EOG Resources, Inc......................       500         19,555
Exxon Mobil Corp........................    29,000      1,139,700
Halliburton Co..........................     3,100         40,610
Kerr-Mcgee Corp,........................       500         27,400
Merck & Co., Inc........................    10,400        611,520
Nabors Industries, Inc.*................       700         24,031
Noble Drilling Corp.*...................       500         17,020
Occidental Petroleum Corp...............     2,500         66,325
Phillips Petroleum Co...................     1,600         96,416
Royal Dutch Petroleum Co. N.V., NY
  Shares (Netherlands)..................     9,100        446,082
Schlumberger Ltd........................     2,600        142,870
Sunoco, Inc.............................       700         26,138
Transocean Sedco Forex, Inc.............     1,300         43,966
Unocal Corp.............................     1,100         39,677
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
OIL & GAS (CONTINUED)
USX--Marathon Group.....................     2,400   $     72,000
Williams Companies, Inc. (The)..........     3,300         84,216
                                                     ------------
                                                        3,715,197
                                                     ------------
PHARMACEUTICALS (9.5%)
Abbott Laboratories.....................     6,200        345,650
Allergan, Inc...........................       200         15,010
American Home Products Corp.............     4,900        300,664
AmerisourceBergen Corp..................     1,100         69,905
Bristol-Myers Squibb Co.................     8,600        438,600
Cardinal Health, Inc....................     2,400        155,184
Chiron Corp.*...........................       700         30,688
Eli Lilly and Co........................     4,700        369,138
Forest Laboratories, Inc.*..............     1,200         98,340
Johnson & Johnson.......................    12,200        721,020
King Pharmaceuticals, Inc.*.............       700         29,491
Pfizer, Inc.............................    27,000      1,075,950
Pharmacia Corp..........................     6,400        272,960
Schering-Plough Corp....................     6,800        243,508
Sigma-Aldrich Corp......................       300         11,823
Watson Pharmaceuticals, Inc.*...........       500         15,695
                                                     ------------
                                                        4,193,626
                                                     ------------
POLLUTION CONTROL (0.2%)
Waste Management, Inc...................     2,100         67,011
                                                     ------------
RAILROADS (0.3%)
Burlington Northern Santa Fe Corp.......     2,500         71,325
Norfolk Southern Corp...................     1,600         29,328
Union Pacific Corp......................       700         39,900
                                                     ------------
                                                          140,553
                                                     ------------
REAL ESTATE (0.1%)
Equity Office Properties Trust (REIT)...     1,500         45,120
                                                     ------------
RESTAURANTS AND LODGING (0.9%)
Cendant Corp.*..........................     4,900         96,089
Hilton Hotels Corp......................     1,600         17,472
Marriott International, Inc., Class A...     1,400         56,910
McDonald's Corp.........................     6,700        177,349
Starwood Hotels & Resorts Worldwide,
  Inc...................................     1,300         38,805
Tricon Global Restaurants, Inc.*........       500         24,600
                                                     ------------
                                                          411,225
                                                     ------------
RETAILERS (5.1%)
Autozone, Inc.*.........................       300         21,540
Best Buy Co., Inc.*.....................     1,000         74,480
Circuit City Stores--Circuit City
  Group.................................     1,400         36,330
Costco Wholesale Corp.*.................     1,300         57,694
CVS Corp................................     2,400         71,040
Dillards, Inc., Class A.................       800         12,800
Dollar General Corp.....................     2,100         31,290

46     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
RETAILERS (CONTINUED)
Family Dollar Stores, Inc...............     1,000   $     29,980
Federated Department Stores, Inc.*......     1,300         53,170
KMart Corp.*............................     1,900         10,374
Kohl's Corp.*...........................     1,400         98,616
May Dept Stores.........................     1,900         70,262
Nike, Inc., Class B.....................       700         39,368
Nordstrom, Inc..........................       700         14,161
Radioshack Corp.........................     1,600         48,160
Sears, Roebuck and Co...................     1,300         61,932
Sherwin-Williams Co.....................       600         16,500
Staples, Inc.*..........................       900         16,830
Target Corp.............................     3,300        135,465
The Gap, Inc............................     4,900         68,306
Tiffany & Co............................       700         22,029
TJX Co., Inc............................       700         27,902
Toys 'R' Us, Inc.*......................       600         12,444
Walgreen Co.............................     3,900        131,274
Wal-Mart Stores, Inc....................    18,500      1,064,675
                                                     ------------
                                                        2,226,622
                                                     ------------
TELECOMMUNICATIONS (6.5%)
ALLTEL Corp.............................     1,200         74,076
AT&T Corp...............................    12,300        223,122
AT&T Wireless Services, Inc.*...........     9,800        140,826
Avaya, Inc.*............................     1,900         23,085
BellSouth Corp..........................     7,300        278,495
Centurytel, Inc.........................       600         19,680
CIENA Corp.*............................     1,200         17,172
Corning, Inc............................     3,500         31,220
Lucent Technologies, Inc................    13,400         84,286
Motorola, Inc...........................     7,400        111,148
Nextel Communications, Inc., Class A*...     2,100         23,016
Nortel Networks Corp. (Canada)..........    11,100         83,250
QUALCOMM, Inc.*.........................     3,200        161,600
Qwest Communications International,
  Inc...................................     4,600         64,998
SBC Communications, Inc.................    14,100        552,297
Scientific-Atlanta, Inc.................       900         21,546
Sprint Corp.............................     4,500         90,360
Sprint Corp. (PCS Group)*...............     3,900         95,199
Tellabs, Inc.*..........................     2,100         31,416
Verizon Communications..................    11,500        545,790
WorldCom, Inc.*.........................    13,700        192,896
                                                     ------------
                                                        2,865,478
                                                     ------------
TEXTILES, CLOTHING & FABRICS (0.1%)
Liz Claiborne, Inc......................       200          9,950
VF Corp.................................       600         23,406
                                                     ------------
                                                           33,356
                                                     ------------
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
TRANSPORTATION (0.1%)
Brunswick Corp..........................       700   $     15,232
Ryder System, Inc.......................       700         15,505
                                                     ------------
                                                           30,737
                                                     ------------
TOTAL COMMON STOCKS (COST $44,592,962)                 44,216,502
                                                     ------------

TOTAL INVESTMENTS AT MARKET VALUE
(100.6%)
  (COST $44,592,962)                         44,216,502
OTHER ASSETS IN EXCESS OF LIABILITIES
(-0.6%)                                        (269,497)
                                          -------------
NET ASSETS (100.0%)                       $  43,947,005
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $44,592,962. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $  875,554
Unrealized losses.................................  (1,252,014)
                                                    ----------
  Net unrealized (loss)...........................  $ (376,460)
                                                    ==========

   *  Non-income producing security.
 REIT Real Estate Investment Trust
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    47

PPI GOLDMAN SACHS-REGISTERED TRADEMARK- CAPITAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
COMMON STOCKS (100.1%)
ADVERTISING (0.6%)
TMP Worldwide, Inc.*....................    14,800   $     634,920
                                                     -------------
AEROSPACE & DEFENSE (0.3%)
United Technologies, Inc................     4,800         310,224
                                                     -------------
AUTOMOTIVE (0.5%)
Ford Motor Co...........................    17,400         273,528
General Motors Corp.....................     5,042         245,041
                                                     -------------
                                                           518,569
                                                     -------------
BANKING (5.6%)
Bank Of America Corp....................    16,300       1,026,085
Bank of New York Co., Inc...............     7,100         289,680
Citigroup, Inc..........................    49,000       2,473,520
State Street Corp.......................    24,000       1,254,000
Wells Fargo & Co........................    17,200         747,340
                                                     -------------
                                                         5,790,625
                                                     -------------
BEVERAGES, FOOD & TOBACCO (5.5%)
Coca-Cola Co............................    23,100       1,089,165
Pepsico, Inc............................    42,490       2,068,838
Philip Morris Co., Inc..................    38,000       1,742,300
Wm. Wrigley Jr., Co.....................    15,400         791,098
                                                     -------------
                                                         5,691,401
                                                     -------------
BIOTECHNOLOGY (0.6%)
Amgen, Inc.*............................    11,600         654,704
                                                     -------------
BUSINESS MACHINES (2.4%)
Dell Computer Corp.*....................    27,400         744,732
International Business Machines Corp....    14,300       1,729,728
                                                     -------------
                                                         2,474,460
                                                     -------------
BUSINESS SERVICES (1.3%)
Sabre Holdings Corp.*...................    15,700         664,895
Valassis Communications, Inc.*..........    17,750         632,255
                                                     -------------
                                                         1,297,150
                                                     -------------
CAPITAL EQUIPMENT (0.3%)
Honeywell International, Inc............     8,000         270,560
                                                     -------------
CHEMICALS (1.6%)
Dow Chemical Co.........................    12,800         432,384
Du Pont (E.I.) de Nemours...............    16,976         721,650
Minnesota Mining & Manufacturing Co.....     4,000         472,840
                                                     -------------
                                                         1,626,874
                                                     -------------
COMPUTER SERVICES (1.6%)
Automatic Data Processing, Inc..........     7,600         447,640
Checkfree Corp.*........................     5,000          90,000
First Data Corp.........................    13,600       1,066,920
                                                     -------------
                                                         1,604,560
                                                     -------------
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
COMPUTER SOFTWARE & PROCESSING (6.5%)
Intuit, Inc.*...........................    15,400   $     658,504
Microsoft Corp.*........................    70,200       4,650,750
Oracle Systems Corp.*...................    62,600         864,506
VeriSign, Inc.*.........................    13,177         501,253
                                                     -------------
                                                         6,675,013
                                                     -------------
CONGLOMERATES (1.5%)
Tyco International Ltd..................    26,200       1,543,180
                                                     -------------
CONSUMER GOODS AND SERVICES (0.6%)
Gillette Co.............................     9,700         323,980
Kimberly-Clark Corp.....................     4,500         269,100
                                                     -------------
                                                           593,080
                                                     -------------
COSMETICS & PERSONAL CARE (2.7%)
Avon Products, Inc......................    10,600         492,900
Colgate-Palmolive Co....................    24,500       1,414,875
Proctor & Gamble Co.....................    11,700         925,821
                                                     -------------
                                                         2,833,596
                                                     -------------
DIVERSIFIED COMPUTER PRODUCTS (0.4%)
Sun Microsystems, Inc.*.................    34,900         429,270
                                                     -------------
ELECTRIC UTILITIES (0.6%)
Duke Energy Corp........................     7,500         294,450
Mirant Corp.*...........................    17,801         285,172
                                                     -------------
                                                           579,622
                                                     -------------
ELECTRICAL EQUIPMENT (4.0%)
General Electric Co.....................   104,100       4,172,328
                                                     -------------
ELECTRONIC COMPONENTS (0.9%)
Texas Instruments, Inc..................    22,900         641,200
Xilinx, Inc.*...........................     7,500         292,875
                                                     -------------
                                                           934,075
                                                     -------------
ELECTRONICS (3.2%)
EMC Corp.*..............................    45,800         615,552
Emerson.................................     2,300         131,330
Energizer Holdings, Inc.*...............    25,033         476,879
Intel Corp..............................    66,900       2,104,005
                                                     -------------
                                                         3,327,766
                                                     -------------
ENTERTAINMENT & LEISURE (1.6%)
Harrah's Entertainment, Inc.*...........    35,500       1,313,855
Metro-Goldwyn-Mayer, Inc.*..............    16,100         352,590
                                                     -------------
                                                         1,666,445
                                                     -------------
EXCHANGE TRADED FUNDS (3.5%)
Standard & Poors Depositary Receipts
  Trust, Series 1.......................    31,864       3,639,825
                                                     -------------
FINANCIAL SERVICES (6.8%)
Charles Schwab & Co., Inc...............    47,350         732,504
Federal Home Loan Mortgage Corp.........    29,100       1,903,140

48     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
FINANCIAL SERVICES (CONTINUED)
Federal National Mortgage Association...    27,000   $   2,146,500
MBNA Corp...............................    42,900       1,510,080
Merrill Lynch & Co......................     7,300         380,476
Morgan Stanley Dean Witter & Co.........     6,200         346,828
                                                     -------------
                                                         7,019,528
                                                     -------------
FOREST PRODUCTS & PAPER (0.7%)
International Paper Co..................     9,200         371,220
Weyerhauser Co..........................     6,400         346,112
                                                     -------------
                                                           717,332
                                                     -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.2%)
Home Depot, Inc.........................    24,350       1,242,093
                                                     -------------
INSURANCE (3.7%)
Ambac Financial Group, Inc..............    21,550       1,246,883
American International Group, Inc.......    24,837       1,972,058
Metlife, Inc............................    17,900         567,072
                                                     -------------
                                                         3,786,013
                                                     -------------
MEDIA--BROADCASTING & PUBLISHING (9.3%)
AOL Time Warner, Inc.*..................    83,100       2,667,510
Belo Corp., Class A.....................     8,500         159,375
Cablevision Systems Corp.*..............     6,000         284,700
Cablevision Systems Corp.--Rainbow Media
  Group*................................    18,350         453,245
Clear Channel Communications, Inc.*.....     9,304         473,667
Comcast Corp.*..........................    23,600         849,600
Gannett Co., Inc........................     4,700         315,981
Liberty Media Corp., Class A*...........    64,000         896,000
New York Times Co.......................    11,000         475,750
Univision Communications, Inc., Class
  A*....................................    19,800         801,108
Viacom, Inc., Class B*..................    49,612       2,190,370
                                                     -------------
                                                         9,567,306
                                                     -------------
METALS AND MINING (0.4%)
Alcoa, Inc..............................    10,600         376,830
                                                     -------------
NETWORKING (1.5%)
Cisco Systems, Inc.*....................    82,700       1,497,697
                                                     -------------
OIL & GAS (7.2%)
ChevronTexaco Corp......................    12,936       1,159,195
Exxon Mobil Corp........................    74,368       2,922,662
Merck & Co., Inc........................    18,900       1,111,320
Royal Dutch Petroleum Co. N.V., NY
  Shares (Netherlands)..................    28,200       1,382,364
Schlumberger Ltd........................    12,500         686,875
Unocal Corp.............................     5,400         194,778
                                                     -------------
                                                         7,457,194
                                                     -------------
PHARMACEUTICALS (9.6%)
American Home Products Corp.............    17,100       1,049,256
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
PHARMACEUTICALS (CONTINUED)
Bristol-Myers Squibb Co.................    41,400   $   2,111,400
Eli Lilly and Co........................    12,800       1,005,312
Johnson & Johnson.......................    29,100       1,719,810
Pfizer, Inc.............................    81,050       3,229,843
Schering-Plough Corp....................    21,900         784,239
                                                     -------------
                                                         9,899,860
                                                     -------------
POLLUTION CONTROL (0.2%)
Waste Management, Inc...................     7,500         239,325
                                                     -------------
RESTAURANTS AND LODGING (3.6%)
Cendant Corp.*..........................    69,400       1,360,934
Marriott International, Inc., Class A...    21,000         853,650
McDonald's Corp.........................    34,800         921,156
Starwood Hotels & Resorts Worldwide,
  Inc...................................    20,300         605,955
                                                     -------------
                                                         3,741,695
                                                     -------------
RETAILERS (4.1%)
Walgreen Co.............................    30,300       1,019,898
Wal-Mart Stores, Inc....................    56,600       3,257,330
                                                     -------------
                                                         4,277,228
                                                     -------------
TELECOMMUNICATIONS (6.0%)
American Tower Systems Corp., Class
  A*....................................    10,500          99,435
AT&T Corp...............................    21,757         394,672
Crown Castle International Corp.*.......    57,000         608,760
Echostar Communications Corp.*..........    22,400         615,328
QUALCOMM, Inc.*.........................    29,000       1,464,500
SBC Communications, Inc.................    30,500       1,194,685
Sprint Corp.............................     7,800         156,624
Sprint Corp. (PCS Group)*...............    35,500         866,555
Verizon Communications..................    16,624         788,975
                                                     -------------
                                                         6,189,534
                                                     -------------
TOTAL COMMON STOCKS (COST $111,290,083)                103,279,882
                                                     -------------

TOTAL INVESTMENTS AT MARKET VALUE
(100.1%)
  (COST $111,290,083)                       103,279,882
OTHER ASSETS IN EXCESS OF LIABILITIES
(-0.1%)                                        (141,642)
                                          -------------
NET ASSETS (100.0%)                       $ 103,138,240
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $111,290,083. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $ 9,937,377
Unrealized losses.................................  (17,947,578)
                                                    -----------
  Net unrealized (loss)...........................  $(8,010,201)
                                                    ===========

   *  Non-income producing security.
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    49

PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
COMMON STOCKS (95.2%)
ADVERTISING AND BROADCASTING (1.3%)
Lamar Advertising Co.*..................   105,350   $   4,460,519
                                                     -------------
AEROSPACE (1.1%)
FedEx Corp.*............................    52,400       2,718,512
General Motors Corp., Class H*..........    67,700       1,045,965
                                                     -------------
                                                         3,764,477
                                                     -------------
AUTOMOTIVE (0.2%)
Visteon Corp............................    51,300         771,552
                                                     -------------
BANKS AND CREDIT COMPANIES (4.0%)
Bank Of America Corp....................    43,600       2,744,620
Comerica, Inc...........................    45,600       2,612,880
Household International, Inc............    76,000       4,403,440
Mellon Financial Corp...................   112,800       4,243,536
                                                     -------------
                                                        14,004,476
                                                     -------------
BIOTECHNOLOGY (0.9%)
Pharmacia Corp..........................    71,738       3,059,626
                                                     -------------
BUSINESS MACHINES (2.5%)
Dell Computer Corp.*....................   143,700       3,905,766
Motorola, Inc...........................   107,300       1,611,646
Sun Microsystems, Inc.*.................   258,000       3,173,400
                                                     -------------
                                                         8,690,812
                                                     -------------
BUSINESS SERVICES (0.5%)
Sungard Data Systems, Inc.*.............    67,600       1,955,668
                                                     -------------
CELLULAR PHONES (1.0%)
China Mobile Hong Kong Ltd. (Hong
  Kong)*................................   778,500       2,740,242
Libertel N.V. (Netherlands)*............    93,600         861,934
                                                     -------------
                                                         3,602,176
                                                     -------------
CHEMICALS (1.9%)
Dow Chemical Co.........................    47,400       1,601,172
Praxair, Inc............................    90,200       4,983,550
                                                     -------------
                                                         6,584,722
                                                     -------------
COMPUTER SOFTWARE (1.7%)
Oracle Systems Corp.*...................   206,600       2,853,146
VeriSign, Inc.*.........................    78,800       2,997,552
                                                     -------------
                                                         5,850,698
                                                     -------------
COMPUTER SOFTWARE-PC (1.2%)
Microsoft Corp.*........................    64,700       4,286,375
                                                     -------------
COMPUTER SOFTWARE-SYSTEMS (1.2%)
EMC Corp.*..............................    39,300         528,192
Rational Software Corp.*................    37,700         735,150
Veritas Software Corp.*.................    64,585       2,895,346
                                                     -------------
                                                         4,158,688
                                                     -------------
CONGLOMERATES (3.3%)
Tyco International Ltd..................   194,388      11,449,453
                                                     -------------
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
ELECTRICAL EQUIPMENT (2.6%)
Danaher Corp............................    79,100   $   4,770,521
General Electric Co.....................    85,300       3,418,824
Molex, Inc..............................    30,100         931,595
                                                     -------------
                                                         9,120,940
                                                     -------------
ELECTRONICS (9.9%)
Analog Devices, Inc.*...................    89,900       3,990,661
Atmel Corp.*............................   431,700       3,419,064
Celestica, Inc. (Canada)*...............    26,400       1,066,296
Cypress Semiconductor Corp.*............     6,200         123,566
Fairchild Semiconductor Corp.*..........    94,300       2,659,260
Flextronics International Ltd.*.........   185,700       4,454,943
Intel Corp..............................    45,300       1,424,685
Lam Research Corp.*.....................    63,300       1,469,826
LSI Logic Corp.*........................   142,800       2,253,384
Micron Technology, Inc.*................   120,900       3,747,900
National Semiconductor Corp.*...........    16,900         520,351
Novellus Systems, Inc.*.................    11,700         461,565
Samsung Electronics (South Korea).......    16,340       3,470,773
ST Microelectronics N.V.
  (Netherlands).........................    49,100       1,554,997
Tektronix, Inc.*........................    49,500       1,276,110
Texas Instruments, Inc..................   103,100       2,886,800
                                                     -------------
                                                        34,780,181
                                                     -------------
ENTERTAINMENT (7.6%)
AOL Time Warner, Inc.*..................   219,600       7,049,160
Clear Channel Communications, Inc.*.....   105,200       5,355,732
Fox Entertainment Group, Inc.*..........   115,900       3,074,827
Viacom, Inc., Class B*..................   237,561      10,488,318
Westwood One, Inc.*.....................    19,400         582,970
                                                     -------------
                                                        26,551,007
                                                     -------------
FINANCIAL INSTITUTIONS (6.5%)
American Express Corp...................    62,500       2,230,625
Citigroup, Inc..........................   158,734       8,012,892
Goldman Sachs Group, Inc................    25,900       2,402,225
Merrill Lynch & Co......................   103,700       5,404,844
Morgan Stanley Dean Witter & Co.........    84,200       4,710,148
                                                     -------------
                                                        22,760,734
                                                     -------------
FOREST & PAPER PRODUCTS (3.4%)
Aracruz Celulose SA (Brazil)............   164,300       2,986,974
Bowater, Inc............................    42,100       2,008,170
International Paper Co..................    35,100       1,416,285
Smurfit Jefferson Corp. (Ireland).......  1,464,100      3,144,887
Smurfit-Stone Container Corp.*..........   141,000       2,251,770
                                                     -------------
                                                        11,808,086
                                                     -------------
INSURANCE (10.0%)
Ace, Ltd. (Bermuda).....................   123,700       4,966,555
Aflac, Inc..............................    82,500       2,026,200
American International Group, Inc.......    59,750       4,744,150
Chubb Corp..............................     2,100         144,900
Hartford Financial Services Group.......    85,600       5,378,248

50     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
INSURANCE (CONTINUED)
Metlife, Inc............................    82,200   $   2,604,096
SAFECO Corp.............................   105,500       3,286,325
St. Paul Companies, Inc.................    78,600       3,456,042
UNUMProvident Corp......................   120,300       3,189,153
Willis Group Holdings Ltd.*.............    98,000       2,307,900
XL Capital Ltd. (Bermuda)...............    34,900       3,188,464
                                                     -------------
                                                        35,292,033
                                                     -------------
MEDICAL & HEALTH TECH & SERVICES (0.2%)
Anthem, Inc.*...........................    14,380         711,810
                                                     -------------
MEDICAL PRODUCTS/PHARMACEUTICALS (7.1%)
American Home Products Corp.............    66,700       4,092,712
Applera Corp.--Applied Biosystems
  Group.................................   152,900       6,004,383
Bristol-Myers Squibb Co.................    66,100       3,371,100
Johnson & Johnson.......................    60,500       3,575,550
Pfizer, Inc.............................   200,275       7,980,959
                                                     -------------
                                                        25,024,704
                                                     -------------
OIL SERVICES (5.4%)
BJ Services Co.*........................     5,700         184,965
Cooper Cameron Corp.*...................    29,500       1,190,620
GlobalSantaFe Corp......................   325,975       9,296,807
Grant Prideco, Inc.*....................   433,200       4,981,800
Noble Drilling Corp.*...................    50,600       1,722,424
Schlumberger Ltd........................    10,800         593,460
Transocean Sedco Forex, Inc.............    30,511       1,031,882
                                                     -------------
                                                        19,001,958
                                                     -------------
OILS (3.2%)
Anadarko Petroleum Corp.................    43,300       2,461,605
Apache Corp.............................    70,430       3,513,048
Devon Energy Corp.......................    30,210       1,167,616
El Paso Corp............................    90,837       4,052,239
                                                     -------------
                                                        11,194,508
                                                     -------------
PRINTING AND PUBLISHING (0.7%)
Tribune Co..............................    63,000       2,358,090
                                                     -------------
RESTAURANTS AND LODGING (1.9%)
Hilton Hotels Corp......................   193,200       2,109,744
Marriott International, Inc., Class A...     9,300         378,045
Starwood Hotels & Resorts Worldwide,
  Inc...................................   141,700       4,229,745
                                                     -------------
                                                         6,717,534
                                                     -------------
SPECIAL PRODUCTS AND SERVICES (0.6%)
Abitibi Consolidated, Inc. (Canada).....   313,600       2,295,552
                                                     -------------
STORES (2.1%)
BJ's Wholesale Club, Inc.*..............    11,000         485,100
Costco Wholesale Corp.*.................    40,300       1,788,514
CVS Corp................................     5,900         174,640
Home Depot, Inc.........................    57,900       2,953,479
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
STORES (CONTINUED)
Target Corp.............................    22,900   $     940,045
Wal-Mart Stores, Inc....................    15,700         903,535
                                                     -------------
                                                         7,245,313
                                                     -------------
SUPERMARKETS (1.1%)
Kroger Co. (The)*.......................    70,200       1,465,074
Safeway, Inc.*..........................    61,700       2,575,975
                                                     -------------
                                                         4,041,049
                                                     -------------
TELECOM-WIRELINE (7.4%)
Amdocs Ltd.*............................   112,300       3,814,831
AT&T Wireless Services, Inc.*...........   314,500       4,519,365
Echostar Communications Corp.*..........   202,500       5,562,675
Emulex Corp.*...........................    31,800       1,256,418
Enterasys Networks, Inc.*...............    97,300         861,105
Nextel Partners, Inc., Class A*.........   100,100       1,201,200
Nokia Oyj ADR (Finland).................    15,300         375,309
QLogic Corp.*...........................    46,400       2,065,264
USA Networks, Inc.*.....................    78,900       2,154,759
Vodafone Group PLC (United Kingdom).....  1,598,461      4,184,291
                                                     -------------
                                                        25,995,217
                                                     -------------
TRUCKING (0.1%)
United Parcel Service, Inc. Class B.....     6,500         354,250
                                                     -------------
UTILITIES-ELECTRIC (1.6%)
AES Corp.*..............................   179,500       2,934,825
Calpine Corp.*..........................   151,000       2,535,290
                                                     -------------
                                                         5,470,115
                                                     -------------
UTILITIES-GAS (1.1%)
Dynegy, Inc.............................   159,270       4,061,385
                                                     -------------
UTILITIES-TELEPHONE (1.9%)
Cable & Wireless PLC (United Kingdom)...         1               5
Charter Communications, Inc., Class
  A*....................................   265,700       4,365,451
Partner Communications Co., Ltd. ADR
  (Israel)*.............................   355,815       2,437,333
Winstar Communications, Inc.*...........    84,250           1,432
                                                     -------------
                                                         6,804,221
                                                     -------------
TOTAL COMMON STOCKS (COST $355,398,262)                334,227,929
                                                     -------------

TOTAL INVESTMENTS AT MARKET VALUE
(95.2%)
  (COST $355,398,262)                       334,227,929
OTHER ASSETS IN EXCESS OF LIABILITIES
(4.8%)                                       16,996,453
                                          -------------
NET ASSETS (100.0%)                       $ 351,224,382
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $358,939,214. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $23,249,923
Unrealized losses.................................  (47,961,208)
                                                    -----------
  Net unrealized (loss)...........................  $(24,711,285)
                                                    ===========

   *  Non-income producing security.
 ADR American Depository Receipt.
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    51

PPI MFS EMERGING EQUITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
COMMON STOCKS (96.1%)
AEROSPACE (0.1%)
General Motors Corp., Class H*..........    20,500   $     316,725
Teledyne Technologies, Inc.*............    14,900         242,721
                                                     -------------
                                                           559,446
                                                     -------------
AEROSPACE & DEFENSE (0.1%)
Northrop Grumman Corp...................     5,800         584,698
                                                     -------------
APPAREL & TEXTILES (0.4%)
Nike, Inc., Class B.....................    59,990       3,373,838
                                                     -------------
AUTOMOTIVE (1.1%)
Harley-Davidson, Inc....................   157,000       8,526,670
                                                     -------------
BANKS AND CREDIT COMPANIES (1.3%)
Bank Of America Corp....................    40,200       2,530,590
Capital One Financial Corp..............    49,700       2,681,315
First Tennessee National Corp...........     9,100         329,966
Household International, Inc............    31,000       1,796,140
Mellon Financial Corp...................    68,100       2,561,922
Southtrust Corp.........................    30,800         759,836
                                                     -------------
                                                        10,659,769
                                                     -------------
BIOTECHNOLOGY (2.1%)
Eli Lilly and Co........................   104,090       8,175,229
Guidant Corp.*..........................   173,670       8,648,766
                                                     -------------
                                                        16,823,995
                                                     -------------
BUSINESS MACHINES (1.3%)
Dell Computer Corp.*....................    82,130       2,232,293
Motorola, Inc...........................    48,930         734,929
Sun Microsystems, Inc.*.................   589,290       7,248,267
                                                     -------------
                                                        10,215,489
                                                     -------------
BUSINESS MACHINES-PERIPHERALS (0.1%)
Network Appliance, Inc.*................    40,400         883,548
                                                     -------------
BUSINESS SERVICES (9.6%)
Affiliated Computer Services, Inc.,
  Class A*..............................    91,000       9,657,830
Automatic Data Processing, Inc..........   187,900      11,067,310
BISYS Group, Inc.*......................   133,300       8,529,867
Checkfree Corp.*........................     3,300          59,400
Concord EFS, Inc.*......................   398,040      13,047,751
DST Systems, Inc.*......................   132,800       6,620,080
First Data Corp.........................   127,330       9,989,038
Fiserv, Inc.*...........................   137,600       5,823,232
Iron Mountain, Inc.*....................    38,000       1,664,400
Robert Half International, Inc.*........    88,900       2,373,630
Sabre Holdings Corp.*...................    21,000         889,350
Sungard Data Systems, Inc.*.............   262,500       7,594,125
                                                     -------------
                                                        77,316,013
                                                     -------------
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
CELLULAR PHONES (2.0%)
QUALCOMM, Inc.*.........................   190,570   $   9,623,785
Sprint Corp. (PCS Group)*...............   278,562       6,799,698
                                                     -------------
                                                        16,423,483
                                                     -------------
COMPUTER SOFTWARE (1.0%)
Akamai Technologies, Inc.*..............    93,925         557,914
Business Objects SA ADR (France)*.......     1,900          64,220
Legato Systems, Inc.*...................   127,800       1,657,566
Macrovision Corp.*......................    41,700       1,468,674
Netegrity, Inc.*........................    18,400         356,224
Palm, Inc.*.............................    22,800          88,464
Peregrine Systems, Inc.*................   191,800       2,844,394
SonicWall, Inc.*........................    15,200         295,488
Webmethods, Inc.*.......................    44,381         743,826
                                                     -------------
                                                         8,076,770
                                                     -------------
COMPUTER SOFTWARE & PROCESSING (2.5%)
Oracle Systems Corp.*...................   817,081      11,283,889
VeriSign, Inc.*.........................   236,692       9,003,764
                                                     -------------
                                                        20,287,653
                                                     -------------
COMPUTER SOFTWARE-PC (1.5%)
Microsoft Corp.*........................   178,258      11,809,592
                                                     -------------
COMPUTER SOFTWARE-SYSTEMS (6.8%)
Accenture, Ltd. (Bermuda)*..............    51,800       1,394,456
Adobe Systems, Inc......................    97,500       3,027,375
Bea Systems, Inc.*......................   104,300       1,606,220
BMC Software, Inc.*.....................     7,100         116,227
Cadence Design Systems, Inc.*...........   265,040       5,809,677
Citrix Systems, Inc.*...................    89,900       2,037,134
Computer Associates International,
  Inc...................................   151,387       5,221,338
EMC Corp.*..............................   246,143       3,308,162
Mercury Interactive Corp.*..............    19,200         652,416
NetScreen Technologies, Inc.*...........       300           6,639
PeopleSoft, Inc.*.......................   147,940       5,947,188
PerkinElmer, Inc........................     8,700         304,674
Quest Software, Inc.*...................    74,300       1,642,773
Rational Software Corp.*................   331,700       6,468,150
Siebel Systems, Inc.*...................    20,600         576,388
Symbol Technologies, Inc................    17,300         274,724
Synopsys, Inc.*.........................    58,000       3,426,060
Tibco Software, Inc.*...................     8,400         125,412
Veritas Software Corp.*.................   288,716      12,943,138
                                                     -------------
                                                        54,888,151
                                                     -------------
CONGLOMERATES (3.7%)
Tyco International Ltd..................   503,492      29,655,679
                                                     -------------

52     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
CONSUMER GOODS AND SERVICES (1.2%)
Cendant Corp.*..........................   337,700   $   6,622,297
Gillette Co.............................    90,980       3,038,732
                                                     -------------
                                                         9,661,029
                                                     -------------
ELECTRICAL EQUIPMENT (1.0%)
Danaher Corp............................    84,260       5,081,721
General Electric Co.....................    74,970       3,004,798
                                                     -------------
                                                         8,086,519
                                                     -------------
ELECTRONICS (6.0%)
Alpha Industries, Inc.*.................    33,400         728,120
Altera Corp.*...........................   154,203       3,272,188
Analog Devices, Inc.*...................   260,720      11,573,361
Celestica, Inc. (Canada)*...............    23,900         965,321
Flextronics International Ltd.*.........    53,578       1,285,336
GlobespanVirata, Inc.*..................    45,000         582,750
Intersil Holding Corp.*.................    91,700       2,957,325
Maxim Intergrated Products, Inc.*.......    31,100       1,633,061
Micrel, Inc.*...........................     7,800         204,594
Microchip Technology, Inc.*.............    11,100         430,014
Micron Technology, Inc.*................    68,000       2,108,000
Novellus Systems, Inc.*.................    57,000       2,248,650
ST Microelectronics N.V.
  (Netherlands).........................   208,240       6,594,961
Tektronix, Inc.*........................   165,100       4,256,278
Texas Instruments, Inc..................   175,110       4,903,080
Xilinx, Inc.*...........................   101,096       3,947,799
Zarlink Semiconductor, Inc. (Canada)*...    74,300         835,875
                                                     -------------
                                                        48,526,713
                                                     -------------
ENTERTAINMENT (5.9%)
AOL Time Warner, Inc.*..................   115,430       3,705,303
Clear Channel Communications, Inc.*.....   265,420      13,512,532
Comcast Corp.*..........................   118,600       4,269,600
Emmis Broadcasting Corp., Class A*......    10,800         255,312
Entercom Communications Corp.*..........    47,300       2,365,000
Fox Entertainment Group, Inc.*..........   198,500       5,266,205
Hearst-Argyle Television, Inc.*.........    19,100         411,796
Hispanic Broadcasting Corp.*............    45,200       1,152,600
Univision Communications, Inc., Class
  A*....................................    17,900         724,234
Viacom, Inc., Class B*..................   340,751      15,044,157
Westwood One, Inc.*.....................    25,900         778,295
                                                     -------------
                                                        47,485,034
                                                     -------------
FINANCIAL INSTITUTIONS (5.0%)
American Express Corp...................    48,100       1,716,689
Citigroup, Inc..........................   265,261      13,390,375
Federal Home Loan Mortgage Corp.........   156,310      10,222,674
Goldman Sachs Group, Inc................    99,800       9,256,450
Instinet Group, Inc.*...................    78,500         788,925
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
FINANCIAL INSTITUTIONS (CONTINUED)
Merrill Lynch & Co......................    58,740   $   3,061,529
Morgan Stanley Dean Witter & Co.........    29,200       1,633,448
                                                     -------------
                                                        40,070,090
                                                     -------------
FOREST & PAPER PRODUCTS (0.5%)
International Paper Co..................    96,600       3,897,810
                                                     -------------
INSURANCE (5.1%)
Ace, Ltd. (Bermuda).....................   168,500       6,765,275
Aflac, Inc..............................    65,700       1,613,592
American International Group, Inc.......   171,420      13,610,748
Arthur J. Gallagher & Co................     7,600         262,124
Hartford Financial Services Group.......    51,300       3,223,179
Metlife, Inc............................   101,990       3,231,043
SAFECO Corp.............................     9,000         280,350
St. Paul Companies, Inc.................   145,700       6,406,429
UNUMProvident Corp......................    55,800       1,479,258
XL Capital Ltd. (Bermuda)...............    44,500       4,065,520
                                                     -------------
                                                        40,937,518
                                                     -------------
INTERNET (0.1%)
Openwave Systems, Inc.*.................    71,500         699,985
                                                     -------------
MACHINERY (0.2%)
SPX Corp.*..............................    14,100       1,930,290
                                                     -------------
MEDICAL & HEALTH TECH & SERVICES (5.7%)
Alpharma, Inc., Class A.................     6,800         179,860
Andrx Group*............................    41,400       2,914,974
Cardinal Health, Inc....................    28,600       1,849,276
Caremark Rx, Inc.*......................    91,000       1,484,210
Express Scripts, Inc., Class A*.........   130,400       6,097,504
Genzyme Corp.*..........................   165,000       9,876,900
HEALTHSOUTH Corp.*......................   177,000       2,623,140
IMS Health, Inc.........................   368,520       7,189,825
Laboratory Corp. of America Holdings*...    66,900       5,408,865
Lincare Holdings, Inc.*.................    97,000       2,779,050
Quest Diagnostics, Inc.*................    37,900       2,717,809
St. Jude Medical, Inc.*.................     3,500         271,775
UnitedHealth Group, Inc.................    39,500       2,795,415
                                                     -------------
                                                        46,188,603
                                                     -------------
MEDICAL PRODUCTS/PHARMACEUTICALS (10.3%)
Abbott Laboratories.....................   155,800       8,685,850
Allergan, Inc...........................    69,420       5,209,971
American Home Products Corp.............   202,670      12,435,831
Applera Corp.--Applied Biosystems
  Group.................................   294,320      11,557,946
Barr Laboratories, Inc.*................    16,900       1,341,184
Biovail Corp. (Canada)*.................   124,100       6,980,625
Elan Corp. PLC, ADR (Ireland)*..........    20,100         905,706
Enzon, Inc.*............................     2,700         151,956
Forest Laboratories, Inc.*..............     8,100         663,795
Genentech, Inc.*........................    88,780       4,816,315

                                        See Notes to Financial Statements.    53

PPI MFS EMERGING EQUITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
MEDICAL PRODUCTS/PHARMACEUTICALS (CONTINUED)
ICN Pharmaceuticals, Inc................     8,600   $     288,100
IVAX Corp.*.............................   118,500       2,386,590
Mylan Laboratories, Inc.................    35,700       1,338,750
Pfizer, Inc.............................   170,160       6,780,876
Sanofi-Synthelabo SA (France)...........   144,420      10,788,665
Schering-Plough Corp....................    83,340       2,984,405
Sepracor, Inc.*.........................    16,200         924,372
Shire Pharmaceuticals Group PLC, ADR
  (United Kingdom)*.....................    16,100         589,260
Stryker Corp............................     9,000         525,330
Teva Pharmaceutical Industries Ltd. ADR
  (Israel)..............................    42,700       2,631,601
Waters Corp.*...........................    16,500         639,375
Watson Pharmaceuticals, Inc.*...........    10,800         339,012
Weight Watchers International, Inc.*....       470          15,895
                                                     -------------
                                                        82,981,410
                                                     -------------
OIL & GAS (1.1%)
Anadarko Petroleum Corp.................    53,300       3,030,105
GlobalSantaFe Corp......................   218,036       6,218,387
                                                     -------------
                                                         9,248,492
                                                     -------------
OIL SERVICES (0.6%)
BJ Services Co.*........................    20,300         658,735
Cooper Cameron Corp.*...................    15,500         625,580
Noble Drilling Corp.*...................    57,000       1,940,280
Total SA, Series B (France).............    12,700       1,815,951
                                                     -------------
                                                         5,040,546
                                                     -------------
OILS (1.1%)
El Paso Corp............................   167,000       7,449,870
EOG Resources, Inc......................    38,300       1,497,913
                                                     -------------
                                                         8,947,783
                                                     -------------
PRINTING AND PUBLISHING (2.1%)
E.W. Scripps Co.........................     6,200         409,200
Lee Enterprises, Inc....................     5,000         181,850
Lexmark International Group, Inc.*......   150,810       8,897,790
McGraw-Hill Companies, Inc..............    38,100       2,323,338
Meredith Corp...........................    21,900         780,735
New York Times Co.......................    19,900         860,675
Reed International PLC (United
  Kingdom)..............................    94,900         787,755
The McClatchy Co., Class A..............    10,200         479,400
Tribune Co..............................    47,500       1,777,925
                                                     -------------
                                                        16,498,668
                                                     -------------
RESTAURANTS AND LODGING (1.2%)
Applebee's International, Inc...........    10,950         374,490
Brinker International, Inc.*............    70,300       2,092,128
CEC Entertainment, Inc.*................    35,800       1,553,362
Darden Restaurants, Inc.................    26,100         923,940
Jack In The Box, Inc.*..................     9,900         272,646
P.F. Chang's China Bistro, Inc.*........     4,400         208,120
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
RESTAURANTS AND LODGING (CONTINUED)
Panera Bread Co., Class A*..............     5,600   $     291,424
Sonic Corp.*............................     8,700         313,200
Starbucks Corp.*........................    58,000       1,104,900
Starwood Hotels & Resorts Worldwide,
  Inc...................................    83,100       2,480,535
                                                     -------------
                                                         9,614,745
                                                     -------------
RETAILERS (0.6%)
Barnes & Noble, Inc.*...................    83,600       2,474,560
Walgreen Co.............................    69,500       2,339,370
                                                     -------------
                                                         4,813,930
                                                     -------------
SPECIAL PRODUCTS AND SERVICES (0.5%)
ARAMARK Corp., Class B*.................    12,270         330,063
Minnesota Mining & Manufacturing Co.....    31,400       3,711,794
                                                     -------------
                                                         4,041,857
                                                     -------------
STORES (2.2%)
BJ's Wholesale Club, Inc.*..............    21,900         965,790
Costco Wholesale Corp.*.................    92,430       4,102,043
Dollar Tree Stores, Inc.*...............    11,400         352,374
Home Depot, Inc.........................    39,300       2,004,693
Kohl's Corp.*...........................    17,600       1,239,744
Lowe's Companies, Inc...................    99,300       4,608,513
Sears, Roebuck and Co...................    18,200         867,048
Target Corp.............................    87,200       3,579,560
Tiffany & Co............................    10,100         317,847
                                                     -------------
                                                        18,037,612
                                                     -------------
SUPERMARKETS (0.6%)
Kroger Co. (The)*.......................   213,300       4,451,571
                                                     -------------
TELECOM-WIRELESS (0.4%)
American Tower Systems Corp., Class
  A*....................................   301,097       2,851,389
                                                     -------------
TELECOM-WIRELINE (8.5%)
Advanced Fibre Communications, Inc.*....    33,910         599,190
Amdocs Ltd.*............................   123,900       4,208,883
AT&T Wireless Services, Inc.*...........   358,400       5,150,208
CIENA Corp.*............................   213,017       3,048,273
Cisco Systems, Inc.*....................   374,308       6,778,718
Comverse Technology, Inc.*..............   327,600       7,328,412
Crown Castle International Corp.*.......    78,300         836,244
Echostar Communications Corp.*..........   465,400      12,784,538
Enterasys Networks, Inc.*...............   308,310       2,728,544
Extreme Networks, Inc.*.................    56,160         724,464
Juniper Networks, Inc.*.................    42,100         797,795
L-3 Communications Holdings, Inc.*......     6,700         603,000
McDATA Corp., Class A*..................    63,500       1,555,750
Nextel Partners, Inc., Class A*.........    73,100         877,200
Nokia Oyj ADR (Finland).................   329,830       8,090,730
Powerwave Technologies, Inc.*...........    12,300         212,544
QLogic Corp.*...........................    91,243       4,061,226

54     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
TELECOM-WIRELINE (CONTINUED)
Riverstone Networks, Inc.*..............   124,722   $   2,070,385
StorageNetworks, Inc.*..................    90,000         556,200
Tekelec*................................    99,800       1,807,378
USA Networks, Inc.*.....................     1,100          30,041
Vodafone Group PLC, ADR (United
  Kingdom)..............................   129,232       3,318,678
                                                     -------------
                                                        68,168,401
                                                     -------------
TRUCKING (0.1%)
United Parcel Service, Inc. Class B.....    17,800         970,100
                                                     -------------
UTILITIES-ELECTRIC (0.4%)
AES Corp.*..............................   124,900       2,042,115
Calpine Corp.*..........................    61,100       1,025,869
                                                     -------------
                                                         3,067,984
                                                     -------------
UTILITIES-GAS (0.6%)
Dynegy, Inc.............................   200,020       5,100,510
                                                     -------------
UTILITIES-TELEPHONE (1.5%)
Charter Communications, Inc., Class
  A*....................................   417,800       6,864,454
Qwest Communications International,
  Inc...................................   163,726       2,313,448
Tandberg ASA (Norway)...................    15,800         352,891
Time Warner Telecom, Inc.*..............   164,343       2,907,228
                                                     -------------
                                                        12,438,021
                                                     -------------
TOTAL COMMON STOCKS (COST $737,303,231)                773,841,404
                                                     -------------
PREFERRED STOCKS (0.1%)
MEDICAL & HEALTH TECH & SERVICES (0.1%)
Fresenius Medical Care AG (Germany).....    14,600         674,705
                                                     -------------
TOTAL PREFERRED STOCKS (COST $664,878)                     674,705
                                                     -------------

TOTAL INVESTMENTS AT MARKET VALUE
(96.2%)
  (COST $737,968,109)                       774,516,109
OTHER ASSETS IN EXCESS OF LIABILITIES
(3.8%)                                       30,698,327
                                          -------------
NET ASSETS (100.0%)                       $ 805,214,436
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $786,590,041. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $44,893,291
Unrealized losses.................................  (56,967,223)
                                                    -----------
  Net unrealized (loss)...........................  $(12,073,932)
                                                    ===========

   *  Non-income producing security.
 ADR American Depository Receipt.
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    55

PPI MFS RESEARCH GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
COMMON STOCKS (96.5%)
AEROSPACE (1.0%)
Northrop Grumman Corp...................    36,500   $   3,679,565
                                                     -------------
APPAREL & TEXTILES (0.8%)
Nike, Inc., Class B.....................    55,200       3,104,448
                                                     -------------
AUTOMOTIVE (1.4%)
Harley-Davidson, Inc....................    80,000       4,344,800
Honda Motor Co., Ltd. (Japan)...........    25,100         997,288
                                                     -------------
                                                         5,342,088
                                                     -------------
BANKS AND CREDIT COMPANIES (6.5%)
Bank Of America Corp....................   140,500       8,844,475
Capital One Financial Corp..............    87,500       4,720,625
Comerica, Inc...........................    24,900       1,426,770
FleetBoston Financial Corp..............   183,000       6,679,500
PNC Financial Services Group............    33,600       1,888,320
Southtrust Corp.........................    55,400       1,366,718
                                                     -------------
                                                        24,926,408
                                                     -------------
BIOTECHNOLOGY (3.2%)
Eli Lilly and Co........................   111,800       8,780,772
Guidant Corp.*..........................    58,800       2,928,240
Novartis AG (Switzerland)...............    21,700         785,568
                                                     -------------
                                                        12,494,580
                                                     -------------
BUSINESS MACHINES (2.6%)
Dell Computer Corp.*....................    88,100       2,394,558
International Business Machines Corp....    38,900       4,705,344
Motorola, Inc...........................   184,100       2,765,182
                                                     -------------
                                                         9,865,084
                                                     -------------
BUSINESS SERVICES (1.4%)
Automatic Data Processing, Inc..........    51,200       3,015,680
Sungard Data Systems, Inc.*.............    80,100       2,317,293
                                                     -------------
                                                         5,332,973
                                                     -------------
CELLULAR PHONES (0.6%)
QUALCOMM, Inc.*.........................    44,300       2,237,150
                                                     -------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc...........    26,900       1,261,879
Praxair, Inc............................    36,500       2,016,625
Syngenta AG (Switzerland)*..............    46,400       2,407,626
                                                     -------------
                                                         5,686,130
                                                     -------------
COMPUTER SOFTWARE (1.6%)
Oracle Systems Corp.*...................   288,800       3,988,328
VeriSign, Inc.*.........................    52,900       2,012,316
                                                     -------------
                                                         6,000,644
                                                     -------------
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
COMPUTER SOFTWARE SYSTEMS (1.0%)
Rational Software Corp.*................    75,000   $   1,462,500
Veritas Software Corp.*.................    50,514       2,264,543
                                                     -------------
                                                         3,727,043
                                                     -------------
CONGLOMERATES (2.0%)
Tyco International Ltd..................   131,000       7,715,900
                                                     -------------
CONSTRUCTION SERVICES (0.2%)
Technip (France)........................     4,600         615,100
                                                     -------------
CONSUMER GOODS AND SERVICES (2.2%)
Gillette Co.............................    70,100       2,341,340
Kimberly-Clark Corp.....................    33,600       2,009,280
Proctor & Gamble Co.....................    51,300       4,059,369
                                                     -------------
                                                         8,409,989
                                                     -------------
ELECTRICAL EQUIPMENT (0.6%)
Danaher Corp............................    37,600       2,267,656
                                                     -------------
ELECTRONICS (4.2%)
Analog Devices, Inc.*...................   130,100       5,775,139
Atmel Corp.*............................   407,200       3,225,024
Flextronics International Ltd.*.........   104,364       2,503,692
Intel Corp..............................    54,700       1,720,315
Linear Technology Corp..................    78,000       3,045,120
                                                     -------------
                                                        16,269,290
                                                     -------------
ENTERTAINMENT (5.8%)
AOL Time Warner, Inc.*..................   107,400       3,447,540
Clear Channel Communications, Inc.*.....   119,700       6,093,927
Comcast Corp.*..........................    91,200       3,283,200
Viacom, Inc., Class B*..................   218,969       9,667,481
                                                     -------------
                                                        22,492,148
                                                     -------------
FINANCIAL INSTITUTIONS (7.4%)
Citigroup, Inc..........................   168,494       8,505,577
Federal Home Loan Mortgage Corp.........   132,300       8,652,420
Federal National Mortgage Association...   102,800       8,172,600
Goldman Sachs Group, Inc................    13,300       1,233,575
Merrill Lynch & Co......................    40,500       2,110,860
                                                     -------------
                                                        28,675,032
                                                     -------------
FOOD AND BEVERAGE PRODUCTS (1.8%)
Anheuser Busch Co., Inc.................    85,400       3,860,934
Diageo PLC (United Kingdom).............   160,562       1,835,545
Pepsico, Inc............................    24,590       1,197,287
                                                     -------------
                                                         6,893,766
                                                     -------------
FOREST & PAPER PRODUCTS (0.9%)
International Paper Co..................    47,400       1,912,590
Smurfit Jefferson Corp. (Ireland).......   390,600         839,009
Willamette Industries, Inc..............    16,200         844,344
                                                     -------------
                                                         3,595,943
                                                     -------------

56     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
INSURANCE (9.2%)
Ace, Ltd. (Bermuda).....................    99,300   $   3,986,895
Aflac, Inc..............................    74,800       1,837,088
Allstate Corp...........................    58,300       1,964,710
American International Group, Inc.......   105,362       8,365,743
Chubb Corp..............................    22,000       1,518,000
CIGNA Corp..............................    39,500       3,659,675
Hartford Financial Services Group.......    30,800       1,935,164
Metlife, Inc............................   150,200       4,758,336
St. Paul Companies, Inc.................    82,000       3,605,540
XL Capital Ltd. (Bermuda)...............    43,000       3,928,480
                                                     -------------
                                                        35,559,631
                                                     -------------
MACHINERY (1.9%)
Deere & Co..............................    85,400       3,728,564
SPX Corp.*..............................    27,000       3,696,300
                                                     -------------
                                                         7,424,864
                                                     -------------
MEDICAL & HEALTH TECH & SERVICES (1.8%)
Cardinal Health, Inc....................    46,500       3,006,690
Genzyme Corp.*..........................    66,100       3,956,746
                                                     -------------
                                                         6,963,436
                                                     -------------
MEDICAL PRODUCTS/PHARMACEUTICALS (9.5%)
Allergan, Inc...........................    11,200         840,560
American Home Products Corp.............   175,100      10,744,136
Applera Corp.--Applied Biosystems
  Group.................................    98,900       3,883,803
Johnson & Johnson.......................   145,300       8,587,230
Pfizer, Inc.............................   244,925       9,760,261
Sanofi-Synthelabo SA (France)...........    36,900       2,756,555
                                                     -------------
                                                        36,572,545
                                                     -------------
METALS AND MINERALS (0.5%)
Alcoa, Inc..............................    57,300       2,037,015
                                                     -------------
NATURAL GAS-PIPELINE (0.2%)
Equitable Resources, Inc................    22,400         763,168
                                                     -------------
OIL SERVICES (1.4%)
GlobalSantaFe Corp......................    62,776       1,790,372
Total SA, Series B (France).............    24,400       3,488,915
                                                     -------------
                                                         5,279,287
                                                     -------------
OILS (6.3%)
Anadarko Petroleum Corp.................    38,200       2,171,670
Apache Corp.............................    20,460       1,020,545
BP Amoco PLC (United Kingdom)...........   263,941       2,052,590
Devon Energy Corp.......................    49,300       1,905,445
El Paso Corp............................    96,105       4,287,244
EOG Resources, Inc......................    51,800       2,025,898
Exxon Mobil Corp........................   269,692      10,598,896
                                                     -------------
                                                        24,062,288
                                                     -------------
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
RESTAURANTS AND LODGING (0.3%)
Starwood Hotels & Resorts Worldwide,
  Inc...................................    41,400   $   1,235,790
                                                     -------------
SPECIAL PRODUCTS AND SERVICES (1.8%)
Illinois Tool Works, Inc................    25,600       1,733,632
Minnesota Mining & Manufacturing Co.....    43,400       5,130,314
                                                     -------------
                                                         6,863,946
                                                     -------------
STORES (5.4%)
Family Dollar Stores, Inc...............    50,800       1,522,984
Home Depot, Inc.........................   125,100       6,381,351
Lowe's Companies, Inc...................    51,900       2,408,679
Sears, Roebuck and Co...................    64,100       3,053,724
Target Corp.............................    93,500       3,838,175
Wal-Mart Stores, Inc....................    64,900       3,734,995
                                                     -------------
                                                        20,939,908
                                                     -------------
SUPERMARKETS (1.8%)
Safeway, Inc.*..........................   167,700       7,001,475
                                                     -------------
TELECOM-WIRELESS (0.3%)
SBA Communications Corp.*...............    83,400       1,085,868
                                                     -------------
TELECOM-WIRELINE (4.6%)
Amdocs Ltd.*............................    81,900       2,782,143
AT&T Wireless Services, Inc.*...........   206,723       2,970,610
CIENA Corp.*............................   149,100       2,133,621
Comverse Technology, Inc.*..............   112,700       2,521,099
Echostar Communications Corp.*..........   126,700       3,480,449
Enterasys Networks, Inc.*...............   120,600       1,067,310
QLogic Corp.*...........................    28,471       1,267,244
USA Networks, Inc.*.....................     9,800         267,638
Vodafone Group PLC (United Kingdom).....   473,677       1,239,944
                                                     -------------
                                                        17,730,058
                                                     -------------
TRUCKING (0.7%)
United Parcel Service, Inc. Class B.....    52,500       2,861,250
                                                     -------------
UTILITIES-ELECTRIC (0.4%)
Calpine Corp.*..........................    91,100       1,529,569
                                                     -------------
UTILITIES-GAS (0.9%)
Dynegy, Inc.............................   135,300       3,450,150
                                                     -------------
UTILITIES-TELEPHONE (2.8%)
BellSouth Corp..........................   146,500       5,588,975

                                        See Notes to Financial Statements.    57

PPI MFS RESEARCH GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
UTILITIES-TELEPHONE (CONTINUED)
Charter Communications, Inc., Class
  A*....................................    65,500   $   1,076,165
Sprint Corp.............................   211,500       4,246,920
                                                     -------------
                                                        10,912,060
                                                     -------------
TOTAL COMMON STOCKS (COST $375,547,292)                371,603,245
                                                     -------------

TOTAL INVESTMENTS AT MARKET VALUE
(96.5%)
  (COST $375,547,292)                       371,603,245
OTHER ASSETS IN EXCESS OF LIABILITIES
(3.5%)                                       13,341,051
                                          -------------
NET ASSETS (100.0%)                       $ 384,944,296
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $377,854,101. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $27,681,681
Unrealized losses.................................  (33,932,537)
                                                    -----------
  Net unrealized (loss)...........................  $(6,250,856)
                                                    ===========

   *  Non-income producing security.
 Category percentages are based on net assets.

58     See Notes to Financial Statements.

PPI OPCAP BALANCED VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                            SHARES        VALUE
                                          ----------  -------------
COMMON STOCKS (60.7%)
BANKING (9.9%)
FleetBoston Financial Corp..............     74,700   $   2,726,550
J.P. Morgan Chase & Co..................    211,300       7,680,755
Wells Fargo & Co........................     88,700       3,854,015
                                                      -------------
                                                         14,261,320
                                                      -------------
BUSINESS MACHINES (0.8%)
Dell Computer Corp.*....................     42,600       1,157,868
                                                      -------------
ELECTRIC UTILITIES (5.3%)
Exelon Corp.............................    123,400       5,908,392
NiSource, Inc...........................     72,600       1,674,156
                                                      -------------
                                                          7,582,548
                                                      -------------
ELECTRONICS (5.2%)
Agere Systems, Inc.*....................    129,718         738,095
EMC Corp.*..............................    367,800       4,943,232
General Motors Corp., Class H*..........    114,700       1,772,115
                                                      -------------
                                                          7,453,442
                                                      -------------
FINANCIAL SERVICES (6.9%)
Federal Home Loan Mortgage Corp.........    116,300       7,606,020
John Hancock Financial Services, Inc....     46,700       1,928,710
Providian Financial Corp................    114,200         405,410
                                                      -------------
                                                          9,940,140
                                                      -------------
FOOD RETAILERS (1.1%)
Kroger Co. (The)*.......................     76,000       1,586,120
                                                      -------------
INSURANCE (1.0%)
Conseco, Inc............................     90,700         404,522
Principal Financial Group*..............     40,200         964,800
                                                      -------------
                                                          1,369,322
                                                      -------------
MEDIA--BROADCASTING & PUBLISHING (0.8%)
Clear Channel Communications, Inc.*.....     23,000       1,170,930
                                                      -------------
METALS AND MINING (2.4%)
Alcan, Inc. (Canada)....................     94,500       3,395,385
                                                      -------------
NETWORKING (1.0%)
Cisco Systems, Inc.*....................     76,400       1,383,604
                                                      -------------
OIL & GAS (8.1%)
Anadarko Petroleum Corp.................     38,100       2,165,985
El Paso Corp............................     92,800       4,139,808
Halliburton Co..........................     72,200         945,820
Transocean Sedco Forex, Inc.............    127,100       4,298,522
                                                      -------------
                                                         11,550,135
                                                      -------------
RESTAURANTS AND LODGING (3.0%)
McDonald's Corp.........................    163,700       4,333,139
                                                      -------------
                                          NUMBER OF      MARKET
                                            SHARES        VALUE
                                          ----------  -------------
RETAILERS (6.4%)
CVS Corp................................    226,400   $   6,701,440
Dollar General Corp.....................     88,700       1,321,630
The Gap, Inc............................     86,200       1,201,628
                                                      -------------
                                                          9,224,698
                                                      -------------
TELECOMMUNICATIONS (8.8%)
Echostar Communications Corp.*..........     76,400       2,098,708
WorldCom, Inc.*.........................    740,600      10,427,648
WorldCom, Inc.--MCI Group...............      9,860         125,222
                                                      -------------
                                                         12,651,578
                                                      -------------
TOTAL COMMON STOCKS (COST $89,059,569)                   87,060,229
                                                      -------------
CONVERTIBLE PREFERRED STOCKS (0.2%)
METALS AND MINING (0.2%)
Freeport-McMoran Copper & Gold, Inc.....     15,400         241,010
                                                      -------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $219,936)          241,010
                                                      -------------
                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CORPORATE DEBT (9.7%)
AUTOMOTIVE (2.0%)
Ford Motor Co., 7.450%, 7/16/31.........  $1,200,000      1,102,515
General Motors Acceptance Corp., 6.750%,
  1/15/06...............................  1,700,000       1,729,500
                                                      -------------
                                                          2,832,015
                                                      -------------
CONGLOMERATES (1.5%)
Tyco Intl. Group SA, 5.800%, 8/1/06
  (Luxembourg)..........................  2,200,000       2,203,872
                                                      -------------
INSURANCE (0.8%)
Conseco Finance Trust II, 8.700%,
  11/15/26..............................  1,845,000         442,800
Conseco Finance Trust III, 8.796%,
  4/1/27................................  2,150,000         516,000
Conseco, Inc., 6.800%, 6/15/05..........    305,000         132,675
                                                      -------------
                                                          1,091,475
                                                      -------------
OIL & GAS (1.6%)
Enron Corp. NOV Series, 6.950%,
  7/15/28+..............................    250,000          50,000
Enron Corp., 6.400%, 7/15/06+...........    775,000         155,000
Enron Corp., 6.950%, 7/15/28+...........    750,000         150,000
WCG Note Trust, 8.250%, 3/15/04
  (144A)F...............................  2,000,000       1,940,134
                                                      -------------
                                                          2,295,134
                                                      -------------
RETAILERS (1.4%)
Penney (J.C.) Company, Inc., 7.375%,
  6/15/04...............................  2,000,000       1,975,086
                                                      -------------
UTILITIES-ELECTRIC (2.4%)
AES Corp., 8.750%, 6/15/08..............  2,000,000       1,770,000
Duke Energy Field Services, 7.875%,
  8/16/10...............................  1,600,000       1,692,754
                                                      -------------
                                                          3,462,754
                                                      -------------
TOTAL CORPORATE DEBT (COST $17,705,917)                  13,860,336
                                                      -------------

                                        See Notes to Financial Statements.    59

PPI OPCAP BALANCED VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          PRINCIPAL      MARKET
                                            AMOUNT        VALUE
                                          ----------  -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (13.4%)
ELECTRIC UTILITIES (1.5%)
Tennessee Valley Authority, 3.375%,
  1/15/07...............................  $2,243,420  $   2,249,746
                                                      -------------
U.S. GOVERNMENT (11.9%)
U.S. Treasury Bond, 5.250%, 2/15/29.....  1,350,000       1,267,893
U.S. Treasury Bond, 6.250%, 5/15/30.....  1,000,000       1,083,555
U.S. Treasury Inflation Index Bond,
  3.375%, 4/15/32.......................  3,404,216       3,360,601
U.S. Treasury Inflation Index Bond,
  3.875%, 1/15/09.......................  3,792,775       3,880,487
U.S. Treasury Inflation Index Bond,
  3.875%, 4/15/29.......................  6,486,360       6,917,100
U.S. Treasury Note, 5.875%, 11/15/04....    500,000         529,571
                                                      -------------
                                                         17,039,207
                                                      -------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $18,567,888)                                      19,288,953
                                                      -------------

TOTAL INVESTMENTS AT MARKET VALUE
(84.0%)
  (COST $125,553,310)                       120,450,528
OTHER ASSETS IN EXCESS OF LIABILITIES
(16.0%)                                      22,875,895
                                          -------------
NET ASSETS (100.0%)                       $ 143,326,423
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $125,553,310. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $ 6,689,905
Unrealized losses.................................  (11,792,687)
                                                    -----------
  Net unrealized (loss)...........................  $(5,102,782)
                                                    ===========

   *  Non-income producing security.
   +  Security is in default.
   F Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold intransactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001 the market value of these securities amounted to $1,940,134 or 1.35% of net assets.
 Category percentages are based on net assets.

60     See Notes to Financial Statements.

PPI SALOMON BROTHERS CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
COMMON STOCKS (84.4%)
AEROSPACE & DEFENSE (1.5%)
United Technologies, Inc................     9,700   $    626,911
                                                     ------------
BANKING (7.5%)
Bank of New York Co., Inc...............    16,900        689,520
FleetBoston Financial Corp..............    20,300        740,950
Mercantile Bankshares Corp..............    11,600        499,264
Washington Mutual, Inc..................    33,500      1,095,450
                                                     ------------
                                                        3,025,184
                                                     ------------
BEVERAGES, FOOD & TOBACCO (5.8%)
Conagra Foods, Inc......................    27,800        660,806
Hormel Foods Corp.......................    31,100        835,657
Pepsi Bottling Group, Inc...............    36,300        853,050
                                                     ------------
                                                        2,349,513
                                                     ------------
BUSINESS MACHINES (1.6%)
Dell Computer Corp.*....................    23,600        641,448
                                                     ------------
CHEMICALS (2.6%)
OM Group, Inc...........................     7,900        522,901
PolyOne Corp............................    54,400        533,120
                                                     ------------
                                                        1,056,021
                                                     ------------
COMPUTER SOFTWARE & PROCESSING (2.1%)
Genuity, Inc.*..........................   128,000        202,240
i2 Technologies, Inc.*..................    65,400        516,660
Viant Corp.*............................    79,300        132,431
                                                     ------------
                                                          851,331
                                                     ------------
COMPUTERS & INFORMATION (2.7%)
3Com Corp.*.............................   141,300        901,494
Latitude Communications, Inc.*..........    32,500         86,125
Visual Networks, Inc.*..................    22,100        102,102
                                                     ------------
                                                        1,089,721
                                                     ------------
DIVERSIFIED COMPUTER PRODUCTS (1.5%)
Sun Microsystems, Inc.*.................    48,100        591,630
                                                     ------------
ELECTRONICS (2.9%)
Comverse Technology, Inc.*..............    32,900        735,973
General Motors Corp., Class H*..........    28,100        434,145
                                                     ------------
                                                        1,170,118
                                                     ------------
ENTERTAINMENT & LEISURE (0.2%)
MGM Mirage, Inc.*.......................     3,000         86,610
                                                     ------------
FINANCIAL SERVICES (1.5%)
Berkshire Hathaway, Inc., Class A*......         8        604,800
                                                     ------------
FOOD RETAILERS (7.1%)
Fine Host Corp.*........................     5,486         43,888
Kroger Co. (The)*.......................    31,400        655,318
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
FOOD RETAILERS (CONTINUED)
Pathmark Stores, Inc.*..................    15,200   $    374,832
Safeway, Inc.*..........................    42,900      1,791,075
                                                     ------------
                                                        2,865,113
                                                     ------------
HEALTH CARE PROVIDERS & SERVICES (4.9%)
HCA, Inc................................    37,500      1,445,250
Universal Health Services, Inc.,
  Class B*..............................    12,500        534,750
                                                     ------------
                                                        1,980,000
                                                     ------------
INSURANCE (7.0%)
American International Group, Inc.......    17,200      1,365,680
Partner Re Ltd. (Bermuda)...............     9,700        523,800
Prudential Financial, Inc.*.............     3,100        102,889
XL Capital Ltd. (Bermuda)...............     9,400        858,784
                                                     ------------
                                                        2,851,153
                                                     ------------
MEDIA--BROADCASTING & PUBLISHING (3.6%)
Liberty Media Corp., Class A*...........    32,100        449,400
News Corp. Ltd. ADR (Australia).........    28,400        751,466
Sinclair Broadcast Group, Inc.,
  Class A*..............................    25,300        239,338
                                                     ------------
                                                        1,440,204
                                                     ------------
MEDICAL AND HEALTH PRODUCTS (3.5%)
Amersham PLC (United Kingdom)...........    30,000        290,313
Amersham PLC ADR (United Kingdom).......     8,800        420,728
Baxter International, Inc...............    12,800        686,464
                                                     ------------
                                                        1,397,505
                                                     ------------
METALS AND MINING (3.4%)
AK Steel Holding Corp...................    66,900        761,322
Alcoa, Inc..............................    17,300        615,015
                                                     ------------
                                                        1,376,337
                                                     ------------
OIL & GAS (3.2%)
Paradigm Geophysical Ltd. (Israel)*.....     9,100         39,949
SEACOR SMIT, Inc.*......................     9,600        445,440
Suncor Energy, Inc. (Canada)............    13,100        431,514
Tesoro Petroleum Corp.*.................    27,700        363,147
                                                     ------------
                                                        1,280,050
                                                     ------------
PHARMACEUTICALS (6.6%)
Ligand Pharmaceuticals, Inc.,
  Class B*..............................    47,100        843,090
Medarex, Inc.*..........................    20,500        368,180
Novartis AG ADR (Switzerland)...........    39,400      1,438,100
                                                     ------------
                                                        2,649,370
                                                     ------------
RESTAURANTS AND LODGING (0.8%)
ARAMARK Corp., Class B*.................     3,900        104,910
Wendy's International, Inc..............     8,100        236,277
                                                     ------------
                                                          341,187
                                                     ------------
RETAILERS (6.9%)
Costco Wholesale Corp.*.................    24,100      1,069,558
Federated Department Stores, Inc.*......    25,800      1,055,220

                                        See Notes to Financial Statements.    61

PPI SALOMON BROTHERS CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
RETAILERS (CONTINUED)
Neiman Marcus Group, Inc., Class A*.....     4,100   $    127,387
Staples, Inc.*..........................    29,400        549,780
                                                     ------------
                                                        2,801,945
                                                     ------------
TELECOMMUNICATIONS (7.5%)
AT&T Corp...............................    49,600        899,744
AT&T Wireless Services, Inc.*...........    32,387        465,401
Dobson Communications Corp., Class A*...    42,500        362,950
NTL, Inc.*..............................    29,700         27,918
Redback Networks, Inc.*.................    80,000        316,000
UnitedGlobalCom, Inc., Class A*.........    40,101        200,505
Verizon Communications..................    15,800        749,868
                                                     ------------
                                                        3,022,386
                                                     ------------
TOTAL COMMON STOCKS (COST $31,764,438)                 34,098,537
                                                     ------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
TELECOMMUNICATIONS (0.1%)
UnitedGlobalCom, Inc.*..................     9,100         59,150
                                                     ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $187,095)         59,150
                                                     ------------
                                          PRINCIPAL
                                           AMOUNT
                                          ---------
CORPORATE DEBT (1.9%)
TELECOMMUNICATIONS (1.9%)
NTL, Inc., 10.000%, 4/15/06.............  $150,000         51,750
United Pan-Europe Communications N.V.,
  0.000%, 12.500%, 8/1/09 (Yankee)Z.....  1,117,000        94,945
UnitedGlobalCom, Inc., Series B, 0.000%,
  10.750%, 2/15/08Z.....................  1,440,000       424,800
XO Communications, Inc., 10.500%,
  12/1/09+..............................   265,000         34,450
XO Communications, Inc., 10.750%,
  6/1/09+...............................   330,000         39,600
XO Communications, Inc., 12.500%,
  4/16/06...............................   205,000         25,625
XO Communications, Inc., 9.000%,
  3/15/08...............................   705,000         88,125
                                                     ------------
                                                          759,295
                                                     ------------
TOTAL CORPORATE DEBT (COST $1,231,633)                    759,295
                                                     ------------
CONVERTIBLE DEBT (1.9%)
ADVERTISING (0.8%)
DoubleClick, Inc., 4.750%, 3/15/06......   400,000        321,500
                                                     ------------
OIL SERVICES (0.3%)
Friede Goldman Halter, Inc., 4.500%,
  9/15/04+..............................   555,000        119,325
                                                     ------------
TELECOMMUNICATIONS (0.8%)
NTL (Delaware), Inc., 5.750%,
  12/15/09..............................   660,000         74,250
NTL Communications Corp., 6.750%,
  5/15/08...............................   170,000         56,525
NTL Communications Corp., 6.750%,
  5/15/08 (144A)F.......................   445,000        147,962
NTL Communications Corp., 7.000%,
  12/15/08..............................   270,000         26,663
                                          PRINCIPAL     MARKET
                                           AMOUNT       VALUE
                                          ---------  ------------
TELECOMMUNICATIONS (CONTINUED)
XO Communications, Inc., 5.750%,
  1/15/09...............................   245,000   $      3,675
XO Communications, Inc., 5.750%, 1/15/09
  (144A)F...............................  1,045,000        15,675
                                                     ------------
                                                          324,750
                                                     ------------
TOTAL CONVERTIBLE DEBT (COST $1,476,828)                  765,575
                                                     ------------
PURCHASED OPTIONS (0.1%)
S&P 500 Index Put, Strike @ 1125,
  Expires 1/19/02.......................     1,600         22,400
                                                     ------------
                                                     ------------
TOTAL PURCHASED OPTIONS (COST $16,368)                     22,400
                                                     ------------

TOTAL INVESTMENTS AT MARKET VALUE
(88.4%)
  (COST $34,676,362)                         35,704,957
OTHER ASSETS IN EXCESS OF LIABILITIES
(11.6%)                                       4,685,132
                                          -------------
NET ASSETS (100.0%)                       $  40,390,089
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $34,676,362. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $5,086,773
Unrealized losses.................................  (4,058,178)
                                                    ----------
  Net unrealized gain.............................  $1,028,595
                                                    ==========

   *  Non-income producing security.
   Z Security is a "step-up" bond where coupon increases or steps at a predetermined rate. Rates shown are current coupon and next coupon when security "steps up".
   +  Security is in default.
   F Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold intransactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001 the market value of these securities amounted to $163,637 or 0.41% of net assets.
 ADR American Depository Receipt.
 YANKEE U.S. Dollar denominated bonds issued by non U.S. Companies in the U.S. Category percentages are based on net assets.

62     See Notes to Financial Statements.

PPI SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
COMMON STOCKS (97.8%)
AEROSPACE & DEFENSE (1.4%)
United Technologies, Inc................    11,200   $    723,856
                                                     ------------
BANKING (9.4%)
Bank Of America Corp....................    10,200        642,090
Bank of New York Co., Inc...............    20,100        820,080
FleetBoston Financial Corp..............    22,300        813,950
U.S. Bancorp............................    40,700        851,851
Washington Mutual, Inc..................    27,700        905,790
Wells Fargo & Co........................    16,600        721,270
                                                     ------------
                                                        4,755,031
                                                     ------------
BEVERAGES, FOOD & TOBACCO (4.8%)
Conagra Foods, Inc......................    32,900        782,033
Kraft Foods, Inc........................     5,300        180,359
Philip Morris Co., Inc..................    17,600        806,960
R. J. Reynolds Tobacco Holdings, Inc....    11,200        630,560
                                                     ------------
                                                        2,399,912
                                                     ------------
BUSINESS MACHINES (5.1%)
Compaq Computer Corp....................    69,900        682,224
Dell Computer Corp.*....................    25,000        679,500
Hewlett-Packard Co......................    27,300        560,742
International Business Machines Corp....     5,300        641,088
                                                     ------------
                                                        2,563,554
                                                     ------------
CAPITAL EQUIPMENT (1.4%)
Honeywell International, Inc............    20,800        703,456
                                                     ------------
CHEMICALS (0.8%)
Dow Chemical Co.........................    11,900        401,982
                                                     ------------
COMPUTER SOFTWARE & PROCESSING (1.4%)
Computer Associates International,
  Inc...................................    17,100        589,779
Genuity, Inc.*..........................    82,100        129,718
                                                     ------------
                                                          719,497
                                                     ------------
COMPUTERS & INFORMATION (0.4%)
3Com Corp.*.............................    31,000        197,780
                                                     ------------
CONSUMER GOODS AND SERVICES (1.8%)
Kimberly-Clark Corp.....................    15,100        902,980
                                                     ------------
DIVERSIFIED COMPUTER PRODUCTS (1.6%)
Sun Microsystems, Inc.*.................    65,600        806,880
                                                     ------------
ELECTRONICS (4.1%)
Comverse Technology, Inc.*..............    37,500        838,875
General Motors Corp., Class H*..........    30,400        469,680
Intel Corp..............................     5,900        185,555
National Semiconductor Corp.*...........    18,300        563,457
                                                     ------------
                                                        2,057,567
                                                     ------------
                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
ENTERTAINMENT & LEISURE (0.5%)
MGM Mirage, Inc.*.......................     8,200   $    236,734
                                                     ------------
FINANCIAL SERVICES (12.9%)
American Express Corp...................    24,700        881,543
Federal Home Loan Mortgage Corp.........    10,300        673,620
Goldman Sachs Group, Inc................     9,200        853,300
Household International, Inc............    14,200        822,748
MBNA Corp...............................    20,400        718,080
Merrill Lynch & Co......................    16,800        875,616
Morgan Stanley Dean Witter & Co.........    13,200        738,408
Waddell & Reed Financial, Inc., Class
  A.....................................    29,800        959,560
                                                     ------------
                                                        6,522,875
                                                     ------------
FOOD RETAILERS (1.8%)
Safeway, Inc.*..........................    21,900        914,325
                                                     ------------
FOREST PRODUCTS & PAPER (1.5%)
International Paper Co..................    19,100        770,685
                                                     ------------
HEALTH CARE PROVIDERS & SERVICES (1.7%)
HCA, Inc................................    22,100        851,734
                                                     ------------
INSURANCE (3.7%)
American International Group, Inc.......     6,500        516,100
Manulife Financial Corp. (Canada).......    23,800        620,228
Prudential Financial, Inc.*.............     4,700        155,993
XL Capital Ltd. (Bermuda)...............     6,500        593,840
                                                     ------------
                                                        1,886,161
                                                     ------------
MEDIA--BROADCASTING & PUBLISHING (2.5%)
Liberty Media Corp., Class A*...........    36,300        508,200
News Corp. Ltd. ADR (Australia).........    28,500        754,110
                                                     ------------
                                                        1,262,310
                                                     ------------
METALS AND MINING (1.7%)
Alcoa, Inc..............................    23,300        828,315
                                                     ------------
OIL & GAS (13.5%)
Amerada Hess Corp.......................     5,900        368,750
Burlington Resources, Inc...............    19,100        717,014
Conoco, Inc.............................    24,600        696,180
El Paso Corp............................    20,000        892,200
Merck & Co., Inc........................     9,000        529,200
PanCanadian Energy Corp. (Canada).......     9,576        248,976
Royal Dutch Petroleum Co. N.V., NY
  Shares (Netherlands)..................    10,600        519,612
Total Fina SA ADR (France)..............     9,600        674,304
Transocean Sedco Forex, Inc.............    26,800        906,376
USX--Marathon Group.....................    17,600        528,000
Williams Companies, Inc. (The)..........    27,700        706,904
                                                     ------------
                                                        6,787,516
                                                     ------------
PHARMACEUTICALS (3.6%)
Novartis AG ADR (Switzerland)...........    24,100        879,650

                                        See Notes to Financial Statements.    63

PPI SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES       VALUE
                                          ---------  ------------
PHARMACEUTICALS (CONTINUED)
Pfizer, Inc.............................    11,200   $    446,320
Pharmacia Corp..........................    11,800        503,270
                                                     ------------
                                                        1,829,240
                                                     ------------
RAILROADS (1.4%)
Canadian National Railway Co.
  (Canada)..............................    11,900        574,532
CP Railway Ltd. (Canada)................     7,000        136,500
                                                     ------------
                                                          711,032
                                                     ------------
RESTAURANTS AND LODGING (1.4%)
McDonald's Corp.........................    26,200        693,514
                                                     ------------
RETAILERS (6.8%)
Costco Wholesale Corp.*.................    12,700        563,626
Dollar General Corp.....................     7,900        117,710
Federated Department Stores, Inc.*......    24,900      1,018,410
Radioshack Corp.........................    18,800        565,880
Target Corp.............................    11,300        463,865
The Gap, Inc............................    50,700        706,758
                                                     ------------
                                                        3,436,249
                                                     ------------
TELECOMMUNICATIONS (12.6%)
ALLTEL Corp.............................    12,200        753,106
AT&T Corp...............................    57,500      1,043,050
AT&T Wireless Services, Inc.*...........    45,000        646,650
Motorola, Inc...........................    54,400        817,088
Nokia Oyj ADR (Finland).................    23,500        576,455
SBC Communications, Inc.................    13,200        517,044
Sprint Corp.............................    37,400        750,992
Verizon Communications..................    19,000        901,740
WorldCom, Inc.*.........................    25,300        356,224
                                                     ------------
                                                        6,362,349
                                                     ------------
TOTAL COMMON STOCKS (COST $46,802,529)                 49,325,534
                                                     ------------

TOTAL INVESTMENTS AT MARKET VALUE
(97.8%)
  (COST $46,802,529)                         49,325,534
OTHER ASSETS IN EXCESS OF LIABILITIES
(2.2%)                                        1,109,921
                                          -------------
NET ASSETS (100.0%)                       $  50,435,455
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $46,802,529. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $6,894,857
Unrealized losses.................................  (4,371,852)
                                                    ----------
  Net unrealized gain.............................  $2,523,005
                                                    ==========

   *  Non-income producing security.
 ADR American Depository Receipt.
 Category percentages are based on net assets.

64     See Notes to Financial Statements.

PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
COMMON STOCKS (96.3%)
AUSTRALIA (2.3%)
Broken Hill Proprietary Co. (Mining)....   928,097   $   4,974,321
Western Mining Corp. Holding Ltd.
  (Mining)..............................   678,400       3,315,002
                                                     -------------
                                                         8,289,323
                                                     -------------
BELGIUM (0.8%)
Interbrew S.A. (Beverages, Food &
  Tobacco)..............................   108,400       2,971,461
                                                     -------------
CANADA (2.4%)
Canadian National Railway Co.
  (Railroads)...........................   163,400       7,888,952
Nortel Networks Corp.
  (Telecommunications)..................   133,300       1,002,262
                                                     -------------
                                                         8,891,214
                                                     -------------
DENMARK (0.8%)
Novo Nordisk A/S-B (Medical and Health
  Products).............................    70,800       2,896,463
                                                     -------------
FINLAND (0.9%)
Sonera Oyj (Communications).............   297,800       1,510,531
UPM-Kymmene Oyj (Forest Products &
  Paper)................................    57,200       1,899,412
                                                     -------------
                                                         3,409,943
                                                     -------------
FRANCE (16.5%)
Alcatel (Communications)................    52,562         899,641
Aventis SA (Pharmaceuticals)............    97,019       6,854,678
Banque National de Paris (Banking)......    77,374       6,931,983
Carrefour Supermarche SA (Food
  Retailers)............................    76,136       3,963,686
Compagnie Generale d'Industrie et de
  Participations (Diversified)..........    27,168         908,207
Credit Lyonnais SA (Financial
  Services).............................   101,248       3,384,650
Eurotunnel SA (Financial Services)*.....  3,246,020      3,269,716
France Telecom SA (Communications)......    45,239       1,810,736
Groupe Danone (Beverages, Food &
  Tobacco)..............................    21,314       2,603,045
Lafarge SA (Industrial).................    43,488       4,066,689
Orange SA (Communications)*.............   140,831       1,278,027
Rhodia SA (Chemicals)...................    70,746         566,336
Sanofi-Synthelabo SA
  (Pharmaceuticals).....................    48,615       3,631,706
Schneider SA (Industrial)...............    92,586       4,456,923
Scor SA (Insurance).....................    24,369         769,237
Suez SA (Utilities-Electric)............   189,464       5,742,502
Technip (Heavy Machinery)...............     9,810       1,311,767
Total SA, Series B (Oil & Gas)..........    59,628       8,526,106
                                                     -------------
                                                        60,975,635
                                                     -------------
GERMANY (13.2%)
Allianz AG (Insurance)..................    15,786       3,743,260
Altana AG (Medical and Health
  Products).............................    20,252       1,011,002
AMB Generali Holding AG (Insurance).....       421          44,244
BASF AG (Chemicals).....................    68,436       2,547,051
Bayer AG (Chemicals)....................   209,927       6,699,589
Beiersdorf AG (Miscellaneous Consumer
  Products).............................     9,315       1,058,740
Deutsche Bank AG (Financial Services)...    34,424       2,436,565
E. On AG (Electric Utilities)...........   139,980       7,259,993
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
GERMANY (CONTINUED)
Heidelberger Druckmaschinen AG (Heavy
  Machinery)............................    16,988   $     642,860
Karstadt Quelle AG (Retailers)..........    73,992       2,928,626
MAN AG (Machinery)......................    46,869         992,306
Merck KGaA (Pharmaceuticals)............    25,191         931,719
Metro AG (Retailers)....................   100,800       3,580,839
Muenchener
  Rueckversicherungs-Gesellschaft AG
  (Insurance)...........................    17,418       4,735,035
SAP AG (Computer Software &
  Processing)...........................    23,974       3,126,663
Siemans AG (Electronics)................   106,651       7,068,743
                                                     -------------
                                                        48,807,235
                                                     -------------
ITALY (3.1%)
Gruppo Editoriale L'Espresso SpA (Media-
  Broadcasting & Publishing)............         1               3
Gucci Group N.V. (Textiles, Clothing &
  Fabrics)..............................    27,890       2,367,861
Mediobanca SpA (Banking)................   495,550       5,557,296
RAS SpA (Insurance).....................   307,550       3,627,214
                                                     -------------
                                                        11,552,374
                                                     -------------
JAPAN (19.1%)
Asahi Glass Co., Ltd. (Industrial)......   411,000       2,419,845
Canon, Inc. (Office Equipment &
  Supplies).............................    56,000       1,918,711
Dai Nippon Printing Co., Ltd.
  (Commercial Services).................    59,000         587,174
Daiwa Securities Co., Ltd. (Financial
  Services).............................   328,000       1,716,883
Fast Retailing, Inc. (Retailers)........     9,900         876,958
Hitachi Ltd. ADR (Electronics)..........   158,000       1,152,326
Ito Yokado Co., Ltd. (Supermarkets).....    29,000       1,304,260
Kajima Corp. (Machinery)................   349,000         943,905
Matsushita Communication Industrial Co.,
  Ltd. (Communications).................    36,000         970,902
Matsushita Electric Industrial Co., Ltd.
  (Electronics).........................   214,000       2,736,161
Mitsubishi Corp. (Conglomerates)........   342,000       2,211,064
Mitsubishi Estate Co., Ltd. (Real
  Estate)...............................   478,000       3,482,517
Mitsui & Co., Ltd. (Conglomerates)......   430,000       2,120,109
Mitsui Fudosan (Real Estate)............   561,000       4,261,973
Mizuho Holdings, Inc. (Financial
  Services).............................       180         365,114
Murata Manufacturing Co., Ltd.
  (Electronics).........................    27,300       1,630,159
NEC Corp. (Computers & Information).....   399,000       4,052,763
Nikko Securities Co., Ltd. (Financial
  Services).............................   720,000       3,199,896
Nippon Telegraph & Telephone Corp.
  (Communications)......................       432       1,401,383
Nippon Unipac Holding (Forest Products &
  Paper)................................       248       1,102,180
Nissan Motor Co., Ltd.
  (Transportation)......................   876,000       4,625,280
Nomura Securities Co., Ltd. (Financial
  Services).............................   351,000       4,479,813
NTT DoCoMo, Inc. (Communications).......       224       2,620,679
Oji Paper Co., Ltd. (Forest Products &
  Paper)................................   265,000       1,048,896
Sankyo Co., Ltd. (Pharmaceuticals)......   207,000       3,530,468
Sega Enterprises (Electronics)*.........    90,400       1,795,914
Sharp Corp. (Electronics)...............   414,000       4,821,568
SMC Corp. (Heavy Machinery).............    10,900       1,104,657

                                        See Notes to Financial Statements.    65

PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
JAPAN (CONTINUED)
Sony Corp. (Electronic Components)......   107,700   $   4,901,029
Taisei Corp. (Machinery)................   470,000       1,014,072
Takeda Chemicals Industries, Ltd.
  (Pharmaceuticals).....................    52,000       2,342,626
                                                     -------------
                                                        70,739,285
                                                     -------------
NETHERLANDS (3.6%)
ASM Lithography Holding N.V.
  (Electronics)*........................    64,100       1,115,411
DSM N.V. (Chemicals)....................    57,800       2,113,070
Elsevier N.V. (Media-Broadcasting &
  Publishing)...........................   123,800       1,465,594
Heineken N.V. (Beverages, Food &
  Tobacco)..............................    51,325       1,948,646
IHC Caland N.V. (Oil Services)..........    23,500       1,099,824
KPN N.V. (Utilities-Telephone)*.........   413,000       2,102,253
ST Microelectronics N.V.
  (Electronics).........................   112,114       3,602,974
                                                     -------------
                                                        13,447,772
                                                     -------------
SOUTH KOREA (2.1%)
Samsung Electronics (Electronic
  Components)...........................    36,380       7,727,461
                                                     -------------
SPAIN (2.2%)
Industria de Diseno Textil, SA
  (Textiles, Clothing & Fabrics)*.......   147,300       2,811,353
Telefonica SA (Communications)*.........   395,222       5,295,382
                                                     -------------
                                                         8,106,735
                                                     -------------
SWEDEN (2.4%)
Ericsson AB, B Shares (Telecom
  Equipment)............................  1,633,900      8,905,572
                                                     -------------
SWITZERLAND (6.9%)
Credit Suisse Group (Banking)*..........   119,912       5,122,341
Nestle SA (Beverages, Food & Tobacco)...    18,921       4,041,289
Roche Holding AG-Genusss (Medical and
  Health Products)......................    27,614       1,974,332
Serono, Class B (Medical and Health
  Products).............................     4,033       3,525,894
Swiss Reinsurance Company (Insurance)...    45,780       4,612,802
Syngenta AG (Chemicals)*................    42,545       2,207,596
UBS AG (Banking)*.......................    81,193       4,105,209
                                                     -------------
                                                        25,589,463
                                                     -------------
TAIWAN (1.5%)
Hon Hai Precision Industry
  (Industrial)..........................       288           1,317
Taiwan Semiconductor (Electronics)*.....  2,211,800      5,531,933
                                                     -------------
                                                         5,533,250
                                                     -------------
UNITED KINGDOM (18.5%)
Anglo American PLC (Mining).............   100,078       1,517,192
BAE SYSTEMS PLC (Aerospace & Defense)...   811,924       3,659,585
BP Amoco PLC (Oil & Gas)................  1,323,162     10,289,834
Compass Group PLC (Distribution
  Services).............................   260,011       1,950,083
GlaxoSmithkline PLC (Medical and Health
  Products).............................   259,025       6,499,481
J. Sainsbury PLC (Food Retailers).......   672,585       3,584,945
Pearson PLC (Media-Broadcasting &
  Publishing)...........................   322,001       3,709,258
Reed International PLC
  (Media-Broadcasting & Publishing).....   646,561       5,367,038
                                          NUMBER OF     MARKET
                                           SHARES        VALUE
                                          ---------  -------------
UNITED KINGDOM (CONTINUED)
Reuters Group PLC (Financial
  Services).............................   538,375   $   5,331,474
Rio Tinto PLC (Mining)..................   310,383       5,948,490
Shell Transport & Trading Co. PLC (Oil &
  Gas)..................................   733,044       5,038,798
Vodafone Group PLC (Wireless &
  Alternative Telecommunications).......  5,965,897     15,616,929
                                                     -------------
                                                        68,513,107
                                                     -------------
TOTAL COMMON STOCKS (COST $377,791,417)                356,356,293
                                                     -------------
                                          PRINCIPAL
                                           AMOUNT
                                          ---------
CORPORATE DEBT (0.4%)
FRANCE (0.4%)
Eurotunnel Finance Ltd., 1.00%, 4/30/40
  (Financial Services)*.................  $1,100,000     1,137,490
Eurotunnel Finance Ltd., 1.00%, 4/30/40
  (Financial Services)*.................   300,000         310,225
                                                     -------------
                                                         1,447,715
                                                     -------------
TOTAL CORPORATE DEBT (COST $1,801,066)                   1,447,715
                                                     -------------
WARRANTS (0.0%)
FRANCE (0.0%)
Compagnie Generale d'Industrie et de
  Participations, Strike @ 143, Expires
  (3/31/03) (Financial Services)*.......    27,168          11,140
                                                     -------------
TOTAL WARRANTS (COST $0)                                    11,140
                                                     -------------

TOTAL INVESTMENTS AT MARKET VALUE
(96.7%)
  (COST $379,592,483)                       357,815,148
OTHER ASSETS IN EXCESS OF LIABILITIES
(3.3%)                                       12,197,328
                                          -------------
NET ASSETS (100.0%)                       $ 370,012,476
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $382,251,400. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $22,345,090
Unrealized losses.................................  (46,781,342)
                                                    -----------
  Net unrealized (loss)...........................  $(24,436,252)
                                                    ===========

   *  Non-income producing security.
 ADR American Depository Receipt.
 Category percentages are based on total net assets.

66     See Notes to Financial Statements.

PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                            SHARES        VALUE
                                          ----------  -------------
COMMON STOCKS (97.1%)
AEROSPACE & DEFENSE (0.5%)
Honeywell International, Inc............     91,000   $   3,077,620
                                                      -------------
AUTOMOBILES (0.9%)
Harley-Davidson, Inc....................     94,200       5,116,002
                                                      -------------
BANKS (2.6%)
Bank of New York Co., Inc...............     73,200       2,986,560
Fifth Third Bancorp.....................     63,100       3,869,923
Mellon Financial Corp...................    115,300       4,337,586
Northern Trust Corp.....................     37,400       2,252,228
Wells Fargo & Co........................     43,400       1,885,730
                                                      -------------
                                                         15,332,027
                                                      -------------
BEVERAGES (2.1%)
AmBev (Brazil)..........................  10,498,000      2,162,588
Coca-Cola Co............................     97,300       4,587,695
Pepsico, Inc............................    120,100       5,847,669
                                                      -------------
                                                         12,597,952
                                                      -------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc.*............................     37,400       2,110,856
MedImmune, Inc.*........................    127,400       5,904,990
                                                      -------------
                                                          8,015,846
                                                      -------------
COMMERCIAL SERVICES & SUPPLIES (8.3%)
Adecco SA (Switzerland).................     22,500       1,225,188
Apollo Group, Inc., Class A*............     86,400       3,888,864
Automatic Data Processing, Inc..........     92,000       5,418,800
Cendant Corp.*..........................    456,000       8,942,160
Concord EFS, Inc.*......................    286,000       9,375,080
Convergys Corp.*........................    125,700       4,712,493
First Data Corp.........................    179,400      14,073,930
Securitas AB-B Shares (Sweden)..........     67,900       1,292,062
                                                      -------------
                                                         48,928,577
                                                      -------------
COMMUNICATIONS EQUIPMENT (1.7%)
Cisco Systems, Inc.*....................    278,500       5,043,635
Crown Castle International Corp.*.......    302,100       3,226,428
Nokia Oyj ADR (Finland).................     43,700       1,071,961
QUALCOMM, Inc.*.........................     19,400         979,700
                                                      -------------
                                                         10,321,724
                                                      -------------
COMPUTERS & PERIPHERALS (0.7%)
Dell Computer Corp.*....................    125,500       3,411,090
Lexmark International Group, Inc.*......     11,300         666,700
                                                      -------------
                                                          4,077,790
                                                      -------------
DISTRIBUTION SERVICES (0.7%)
SYSCO Corp..............................    162,600       4,263,372
                                                      -------------
DIVERSIFIED FINANCIALS (7.9%)
Capital One Financial Corp..............     39,300       2,120,235
Citigroup, Inc..........................    494,910      24,983,057
                                          NUMBER OF      MARKET
                                            SHARES        VALUE
                                          ----------  -------------
DIVERSIFIED FINANCIALS (CONTINUED)
Federal National Mortgage Association...    107,900   $   8,578,050
Merrill Lynch & Co......................     91,000       4,742,920
Morgan Stanley Dean Witter & Co.........     71,100       3,977,334
State Street Corp.......................     42,800       2,236,300
                                                      -------------
                                                         46,637,896
                                                      -------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES
  (0.7%)
WorldCom, Inc.*.........................    284,340       4,003,507
                                                      -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  (1.1%)
Flextronics International Ltd.*.........    284,400       6,822,756
                                                      -------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes, Inc.......................    123,100       4,489,457
                                                      -------------
FINANCIAL SERVICES (3.7%)
Fairfax Financial Holdings Ltd.
  (Canada)*.............................      5,100         525,697
Federal Home Loan Mortgage Corp.........    323,600      21,163,440
                                                      -------------
                                                         21,689,137
                                                      -------------
FOOD & DRUG RETAILING (2.5%)
Koninklijke Ahold N.V. (Netherlands)....    164,700       4,798,123
Kroger Co. (The)*.......................    119,200       2,487,704
Safeway, Inc.*..........................     76,400       3,189,700
Walgreen Co.............................    123,600       4,160,376
                                                      -------------
                                                         14,635,903
                                                      -------------
GAS UTILITIES (0.6%)
El Paso Corp............................     78,600       3,506,346
                                                      -------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Baxter International, Inc...............    111,300       5,969,019
Waters Corp.*...........................     75,600       2,929,500
                                                      -------------
                                                          8,898,519
                                                      -------------
HEALTH CARE PROVIDERS & SERVICES (5.7%)
AmerisourceBergen Corp..................     58,600       3,724,030
Cardinal Health, Inc....................     19,100       1,235,006
HCA, Inc................................    107,100       4,127,634
Laboratory Corp. of America Holdings*...     27,600       2,231,460
UnitedHealth Group, Inc.................    206,200      14,592,774
Wellpoint Health Networks, Inc.*........     65,700       7,677,045
                                                      -------------
                                                         33,587,949
                                                      -------------
HOTELS, RESTAURANTS & LEISURE (0.6%)
MGM Mirage, Inc.*.......................     44,700       1,290,489
Starwood Hotels & Resorts Worldwide,
  Inc...................................     80,400       2,399,940
                                                      -------------
                                                          3,690,429
                                                      -------------
HOUSEHOLD DURABLES (0.4%)
Sony Corp. (Japan)......................     54,900       2,498,296
                                                      -------------
HOUSEHOLD PRODUCTS (0.5%)
Colgate-Palmolive Co....................     54,700       3,158,925
                                                      -------------

                                        See Notes to Financial Statements.    67

PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                            SHARES        VALUE
                                          ----------  -------------
INDUSTRIAL CONGLOMERATES (5.4%)
General Electric Co.....................    327,500   $  13,126,200
Hutchison Whampoa Ltd. (Hong Kong)......    374,670       3,615,303
Tyco International Ltd..................    262,100      15,437,690
                                                      -------------
                                                         32,179,193
                                                      -------------
INSURANCE (5.6%)
Ace, Ltd. (Bermuda).....................    130,400       5,235,560
American International Group, Inc.......    106,700       8,471,980
Berkshire Hathaway, Inc., Class A*......         29       2,192,400
Fairfax Financial Holdings Ltd.
  (Canada)*.............................      9,785       1,008,617
Hartford Financial Services Group.......     88,900       5,585,587
Loews Corp..............................     27,000       1,495,260
Marsh & McLennan Co., Inc...............     35,100       3,771,495
Progressive Corp........................     19,900       2,971,070
XL Capital Ltd. (Bermuda)...............     24,500       2,238,320
                                                      -------------
                                                         32,970,289
                                                      -------------
INTERNET SOFTWARE & SERVICES (1.0%)
Check Point Software Technologies Ltd.
  (Israel)*.............................     31,700       1,264,513
Openwave Systems, Inc.*.................     37,400         366,146
VeriSign, Inc.*.........................    113,200       4,306,128
                                                      -------------
                                                          5,936,787
                                                      -------------
IT CONSULTING & SERVICES (1.3%)
Affiliated Computer Services, Inc.,
  Class A*..............................     52,000       5,518,760
Electronic Data Systems Corp............     36,400       2,495,220
                                                      -------------
                                                          8,013,980
                                                      -------------
MEDIA (8.6%)
AOL Time Warner, Inc.*..................    211,700       6,795,570
Clear Channel Communications, Inc.*.....     70,400       3,584,064
Comcast Corp.*..........................    115,100       4,143,600
Liberty Media Corp., Class A*...........    652,000       9,128,000
McGraw-Hill Companies, Inc..............     16,200         987,876
Omnicom Group, Inc......................     69,400       6,200,890
TMP Worldwide, Inc.*....................     46,100       1,977,690
Univision Communications, Inc., Class
  A*....................................     64,800       2,621,808
Viacom, Inc., Class B*..................    230,630      10,182,314
Walt Disney Co..........................    106,000       2,196,320
WPP Group PLC (United Kingdom)..........    263,000       2,910,858
                                                      -------------
                                                         50,728,990
                                                      -------------
MULTILINE RETAIL (3.5%)
Target Corp.............................    232,900       9,560,545
Wal-Mart de Mexico SA ADR (Mexico)*.....    149,000       4,062,813
Walmart De Mexico SA de CV (Mexico).....    300,000         821,460
Wal-Mart Stores, Inc....................    106,800       6,146,340
                                                      -------------
                                                         20,591,158
                                                      -------------
                                          NUMBER OF      MARKET
                                            SHARES        VALUE
                                          ----------  -------------
OIL & GAS (2.8%)
ChevronTexaco Corp......................     62,900   $   5,636,469
Exxon Mobil Corp........................    162,438       6,383,813
Royal Dutch Petroleum Co. N.V., NY
  Shares (Netherlands)..................     94,400       4,627,488
                                                      -------------
                                                         16,647,770
                                                      -------------
PHARMACEUTICALS (11.2%)
Abbott Laboratories.....................     97,800       5,452,350
Allergan, Inc...........................     64,700       4,855,735
American Home Products Corp.............    191,500      11,750,440
Biovail Corp. (Canada)*.................     20,600       1,158,750
Bristol-Myers Squibb Co.................     51,300       2,616,300
Johnson & Johnson.......................    169,100       9,993,810
Pfizer, Inc.............................    479,925      19,125,011
Pharmacia Corp..........................     39,574       1,687,831
Sanofi-Synthelabo SA (France)...........     72,400       5,408,526
Schering-Plough Corp....................    114,000       4,082,340
                                                      -------------
                                                         66,131,093
                                                      -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  (1.9%)
Analog Devices, Inc.*...................     46,500       2,064,135
Applied Materials, Inc.*................     32,600       1,307,260
Maxim Intergrated Products, Inc.*.......     65,700       3,449,907
Samsung Electronics (South Korea).......     20,400       4,333,156
                                                      -------------
                                                         11,154,458
                                                      -------------
SOFTWARE (3.8%)
Adobe Systems, Inc......................     59,300       1,841,265
Amdocs Ltd.*............................     33,800       1,148,186
Electronic Arts, Inc.*..................     52,000       3,117,400
Microsoft Corp.*........................    198,900      13,177,125
Oracle Systems Corp.*...................    151,900       2,097,739
Siebel Systems, Inc.*...................     51,300       1,435,374
                                                      -------------
                                                         22,817,089
                                                      -------------
SPECIALTY RETAIL (2.5%)
Best Buy Co., Inc.*.....................     18,500       1,377,880
Home Depot, Inc.........................    208,200      10,620,282
Industria de Diseno Textil, SA
  (Spain)*..............................    160,800       3,069,013
                                                      -------------
                                                         15,067,175
                                                      -------------
TOBACCO (1.4%)
Philip Morris Co., Inc..................    182,200       8,353,870
                                                      -------------
WIRELESS TELECOMMUNICATION SERVICES
  (3.3%)
China Unicom Ltd. ADR (China)*..........    150,900       1,685,553
NTT DoCoMo, Inc. (Japan)................        112       1,310,340

68     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                            SHARES        VALUE
                                          ----------  -------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Corp. (PCS Group)*...............    219,900   $   5,367,759
Vodafone Group PLC (United Kingdom).....  4,313,014      11,290,177
                                                      -------------
                                                         19,653,829
                                                      -------------
TOTAL COMMON STOCKS (COST $528,891,784)                 575,595,711
                                                      -------------

TOTAL INVESTMENTS AT MARKET VALUE
(97.1%)
  (COST $528,891,784)                       575,595,711
OTHER ASSETS IN EXCESS OF LIABILITIES
(2.9%)                                       17,303,603
                                          -------------
NET ASSETS (100.0%)                       $ 592,899,314
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $535,077,951. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:


Unrealized gains..................................  $86,888,970
Unrealized losses.................................  (46,371,210)
                                                    -----------
  Net unrealized gain.............................  $40,517,760
                                                    ===========

   *  Non-income producing security.
 ADR American Depository Receipt.
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    69

PORTFOLIO PARTNERS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 PPI ALGER             PPI BRINSON            PPI DSI
                              PPI ALGER      AGGRESSIVE GROWTH  TACTICAL ASSET ALLOCATION  ENHANCED INDEX
                           GROWTH PORTFOLIO      PORTFOLIO              PORTFOLIO            PORTFOLIO
                           ----------------  -----------------  -------------------------  --------------
ASSETS:
Investments, at market
  value..................    $37,667,414        $76,777,558            $13,743,208          $44,216,502
Cash.....................        852,195          1,431,505                     --              296,635
Cash denominated in
  foreign currencies.....             --                 --                     --                   --
Receivable for:
  Dividends and
    interest.............         32,607              9,404                 11,707               37,748
  Investments sold.......        814,871         11,050,225                944,216                   --
  Fund shares sold.......             --            251,140                  2,160                   --
  Recoverable foreign
    taxes................             --                 --                     --                   --
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............             --                 --                     --                   --
                             -----------        -----------            -----------          -----------
      Total Assets.......     39,367,087         89,519,832             14,701,291           44,550,885
                             -----------        -----------            -----------          -----------

LIABILITIES:
Payable for:
  Investments
    purchased............        202,610          8,426,904                245,163              172,146
  Fund shares redeemed...        790,614                 --                     --              246,342
Due to custodian.........             --                 --                705,210                   --
Administrative services
  fees payable...........          4,699              9,650                  1,738                5,281
Advisory fees payable....         18,796             40,985                  7,821               15,841
Distribution plan fees
  payable................          5,604             11,512                     --                   --
Shareholder service fees
  payable................          5,605             11,513                  2,072                6,299
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............             --                 --                     --                   --
Other Liabilities........             --                 --                 59,126              157,971
                             -----------        -----------            -----------          -----------
      Total
        Liabilities......      1,027,928          8,500,564              1,021,130              603,880
                             -----------        -----------            -----------          -----------
NET ASSETS...............    $38,339,159        $81,019,268            $13,680,161          $43,947,005
                             ===========        ===========            ===========          ===========
NET ASSETS REPRESENTED
  BY:
Paid-in Capital..........    $38,615,191        $80,306,077            $13,798,024          $44,311,355
Net unrealized gain
  (loss) on investments,
  options and foreign
  currency related
  transactions...........       (230,455)           873,294               (113,454)            (376,460)
Undistributed net
  investment income
  (loss).................             --                 --                    360               11,649
Accumulated net realized
  gain (loss)............        (45,577)          (160,103)                (4,769)                 461
                             -----------        -----------            -----------          -----------
NET ASSETS...............    $38,339,159        $81,019,268            $13,680,161          $43,947,005
                             ===========        ===========            ===========          ===========
Cost of investments......    $37,897,869        $75,904,264            $13,856,662          $44,592,962
Cost of cash denominated
  in foreign
  currencies.............    $        --        $        --            $        --          $        --
CAPITAL SHARES, $.001 PAR
  VALUE:
Class I:
  Outstanding............          1,026              1,403                    324                1,235
  Net Assets.............    $    10,103        $    10,220            $    10,074          $    10,077
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $      9.85        $      7.29            $     31.14          $      8.16
Class S:
  Outstanding............          1,026              1,403                438,684            5,383,519
  Net Assets.............    $    10,101        $    10,218            $13,660,016          $43,926,854
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $      9.85        $      7.29            $     31.14          $      8.16
Class ADV:
  Outstanding............      3,889,996         11,113,840                    324                1,235
  Net Assets.............    $38,318,955        $80,998,830            $    10,071          $    10,074
  Net Asset Value,
    offering
    and redemption price
    per share
    (net assets divided
    by shares
    outstanding).........    $      9.85        $      7.29            $     31.13          $      8.16

70    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                       PPI GOLDMAN                     PPI MFS              PPI MFS           PPI MFS
                           SACHS-REGISTERED TRADEMARK- CAPITAL  CAPITAL OPPORTUNITIES  EMERGING EQUITIES  RESEARCH GROWTH
                                    GROWTH PORTFOLIO                  PORTFOLIO            PORTFOLIO         PORTFOLIO
                           -----------------------------------  ---------------------  -----------------  ---------------
ASSETS:
Investments, at market
  value..................              $103,279,882                 $ 334,227,929        $ 774,516,109     $371,603,245
Cash.....................                        --                    18,251,056           50,208,455       15,180,908
Cash denominated in
  foreign currencies.....                        --                        21,147                  483               --
Receivable for:
  Dividends and
    interest.............                   101,546                       267,941              335,967          303,091
  Investments sold.......                   440,413                     2,163,580            2,051,266        2,013,881
  Fund shares sold.......                        --                         6,240                   --               --
  Recoverable foreign
    taxes................                        --                        17,439               36,009           22,277
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............                        --                            --                   --               --
                                       ------------                 -------------        -------------     ------------
      Total Assets.......               103,821,841                   354,955,332          827,148,289      389,123,402
                                       ------------                 -------------        -------------     ------------

LIABILITIES:
Payable for:
  Investments
    purchased............                   143,113                     3,149,009           12,790,042        2,115,727
  Fund shares redeemed...                   242,851                       316,245            8,589,476        1,787,511
Due to custodian.........                    47,107                            --                   --               --
Administrative services
  fees payable...........                    12,479                        73,245               88,848           48,682
Advisory fees payable....                    53,063                       190,440              465,480          227,186
Distribution plan fees
  payable................                        --                            --                   --               --
Shareholder service fees
  payable................                    17,037                            --                   --               --
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............                        --                         2,011                    7               --
Other Liabilities........                   167,951                            --                   --               --
                                       ------------                 -------------        -------------     ------------
      Total
        Liabilities......                   683,601                     3,730,950           21,933,853        4,179,106
                                       ------------                 -------------        -------------     ------------
NET ASSETS...............              $103,138,240                 $ 351,224,382        $ 805,214,436     $384,944,296
                                       ============                 =============        =============     ============
NET ASSETS REPRESENTED
  BY:
Paid-in Capital..........              $112,415,201                   504,894,287          875,162,408      460,600,402
Net unrealized gain
  (loss) on investments,
  options and foreign
  currency related
  transactions...........                (8,010,201)                  (21,168,976)          36,549,335       (3,943,067)
Undistributed net
  investment income
  (loss).................                     4,397                         2,011                    7          630,032
Accumulated net realized
  gain (loss)............                (1,271,157)                 (132,502,940)        (106,497,314)     (72,343,071)
                                       ------------                 -------------        -------------     ------------
NET ASSETS...............              $103,138,240                 $ 351,224,382        $ 805,214,436     $384,944,296
                                       ============                 =============        =============     ============
Cost of investments......              $111,290,083                 $ 355,398,262        $ 737,968,109     $375,547,292
Cost of cash denominated
  in foreign
  currencies.............              $         --                 $      21,050        $         478     $         --
CAPITAL SHARES, $.001 PAR
  VALUE:
Class I:
  Outstanding............                       905                    12,949,838           19,770,759       47,492,106
  Net Assets.............              $     10,091                 $ 351,203,927        $ 805,194,242     $384,923,961
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........              $      11.15                 $       27.12        $       40.73     $       8.11
Class S:
  Outstanding............                 9,248,606                           377                  248            1,255
  Net Assets.............              $103,118,061                 $      10,228        $      10,098     $     10,168
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........              $      11.15                 $       27.11        $       40.72     $       8.10
Class ADV:
  Outstanding............                       905                           377                  248            1,255
  Net Assets.............              $     10,088                 $      10,227        $      10,096     $     10,167
  Net Asset Value,
    offering
    and redemption price
    per share
    (net assets divided
    by shares
    outstanding).........              $      11.15                 $       27.11        $       40.71     $       8.10

                             PPI OPCAP       PPI SALOMON        PPI SALOMON          PPI SCUDDER         PPI T. ROWE
                           BALANCED VALUE  BROTHERS CAPITAL  BROTHERS INVESTORS  INTERNATIONAL GROWTH    PRICE GROWTH
                             PORTFOLIO        PORTFOLIO       VALUE PORTFOLIO         PORTFOLIO        EQUITY PORTFOLIO
                           --------------  ----------------  ------------------  --------------------  ----------------
ASSETS:
Investments, at market
  value..................   $120,450,528     $35,704,957        $49,325,534         $ 357,815,148        $575,595,711
Cash.....................     24,138,866       5,049,673          1,211,043             5,306,161          20,505,331
Cash denominated in
  foreign currencies.....             --             464                 --             8,183,401                  49
Receivable for:
  Dividends and
    interest.............        664,539          43,422             89,822               182,399             455,474
  Investments sold.......             --         121,387                 --               325,249           5,456,792
  Fund shares sold.......             --          36,750             23,651                    --                  --
  Recoverable foreign
    taxes................             --              69                265               395,364               3,937
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............             --              --                 --               860,678               3,354
                            ------------     -----------        -----------         -------------        ------------
      Total Assets.......    145,253,933      40,956,722         50,650,315           373,068,400         602,020,648
                            ------------     -----------        -----------         -------------        ------------
LIABILITIES:
Payable for:
  Investments
    purchased............      1,044,586         430,653             52,797                    --           6,635,609
  Fund shares redeemed...        533,728              --                 --             2,731,373           2,111,697
Due to custodian.........             --              --                 --                    --                  --
Administrative services
  fees payable...........         17,250           4,716              6,031                64,289              74,805
Advisory fees payable....         69,061          24,408             27,891               257,160             299,223
Distribution plan fees
  payable................             --              --                 --                    --                  --
Shareholder service fees
  payable................         23,578           6,430              8,240                    --                  --
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............             --              --                 --                 3,102                  --
Other Liabilities........        239,307         100,426            119,901                    --                  --
                            ------------     -----------        -----------         -------------        ------------
      Total
        Liabilities......      1,927,510         566,633            214,860             3,055,924           9,121,334
                            ------------     -----------        -----------         -------------        ------------
NET ASSETS...............   $143,326,423     $40,390,089        $50,435,455         $ 370,012,476        $592,899,314
                            ============     ===========        ===========         =============        ============
NET ASSETS REPRESENTED
  BY:
Paid-in Capital..........    146,935,527      39,133,329         47,841,308           499,762,905         597,576,622
Net unrealized gain
  (loss) on investments,
  options and foreign
  currency related
  transactions...........     (5,102,782)      1,028,595          2,523,005           (21,233,631)         46,704,032
Undistributed net
  investment income
  (loss).................         40,514          20,421             17,472             1,070,750             987,679
Accumulated net realized
  gain (loss)............      1,453,164         207,744             53,670          (109,587,548)        (52,369,019)
                            ------------     -----------        -----------         -------------        ------------
NET ASSETS...............   $143,326,423     $40,390,089        $50,435,455         $ 370,012,476        $592,899,314
                            ============     ===========        ===========         =============        ============
Cost of investments......   $125,553,310     $34,676,362        $46,802,529         $ 379,592,483        $528,891,784
Cost of cash denominated
  in foreign
  currencies.............   $         --     $       464        $        --         $   8,509,782        $         47
CAPITAL SHARES, $.001 PAR
  VALUE:
Class I:
  Outstanding............            804             639                787            36,883,644          13,082,214
  Net Assets.............   $      9,969     $    10,231        $    10,146         $ 369,992,359        $592,878,999
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........   $      12.40     $     16.01        $     12.90         $       10.03        $      45.32
Class S:
  Outstanding............     11,559,233       2,521,535          3,909,710                 1,002                 224
  Net Assets.............   $143,306,488     $40,369,630        $50,415,166         $      10,059        $     10,158
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........   $      12.40     $     16.01        $     12.89         $       10.04        $      45.31
Class ADV:
  Outstanding............            804             639                787                 1,002                 224
  Net Assets.............   $      9,966     $    10,228        $    10,143         $      10,058        $     10,157
  Net Asset Value,
    offering
    and redemption price
    per share
    (net assets divided
    by shares
    outstanding).........   $      12.40     $     16.01        $     12.89         $       10.03        $      45.30

                                        See Notes to Financial Statements.    71

PORTFOLIO PARTNERS, INC.
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 PPI ALGER          PPI BRINSON          PPI DSI
                              PPI ALGER      AGGRESSIVE GROWTH     TACTICAL ASSET     ENHANCED INDEX
                           GROWTH PORTFOLIO      PORTFOLIO      ALLOCATION PORTFOLIO    PORTFOLIO
                           ----------------  -----------------  --------------------  --------------
INVESTMENT INCOME:
Dividends................     $  32,071          $  7,992            $  11,955          $  38,985
Interest.................         1,311             4,014                   37                 84
                              ---------          --------            ---------          ---------
                                 33,382            12,006               11,992             39,069
Foreign taxes withheld on
  dividends..............            --                --                   --                 --
                              ---------          --------            ---------          ---------
      Total investment
        income...........        33,382            12,006               11,992             39,069
                              ---------          --------            ---------          ---------

INVESTMENT EXPENSES:
Investment Advisory
  fee....................       (18,796)          (40,985)              (7,821)           (15,839)
Administrative services
  fees...................        (4,699)           (9,650)              (1,738)            (5,281)
Distribution plan
  fees--Class ADV........        (5,604)          (11,512)                  (1)                (1)
Shareholder service
  fees--Class S..........            (1)               (1)              (2,071)            (6,298)
Shareholder service
  fees--Class ADV........        (5,604)          (11,512)                  (1)                (1)
                              ---------          --------            ---------          ---------
      Total expenses.....       (34,704)          (73,660)             (11,632)           (27,420)
                              ---------          --------            ---------          ---------
Net investment income
  (loss).................        (1,322)          (61,654)                 360             11,649
                              ---------          --------            ---------          ---------

NET REALIZED AND
  UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
  Sales of investments...       (45,577)         (145,857)              (4,769)               461
  Options, foreign
    currency and forward
    foreign currency
    exchange contracts...            --                --                   --                 --
                              ---------          --------            ---------          ---------
  Net realized gain
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............       (45,577)         (145,857)              (4,769)               461
                              ---------          --------            ---------          ---------

Net change in unrealized
  gain or (loss) on:
  Investments............      (230,455)          873,294             (113,454)          (376,460)
  Options, foreign
    currency and forward
    foreign currency
    exchange contracts...            --                --                   --                 --
                              ---------          --------            ---------          ---------
  Net change in
    unrealized gain or
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............      (230,455)          873,294             (113,454)          (376,460)
                              ---------          --------            ---------          ---------
Net realized and change
  in unrealized gain
  (loss) on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....      (276,032)          727,437             (118,223)          (375,999)
                              ---------          --------            ---------          ---------
Net increase (decrease)
  in net assets resulting
  from operations........     $(277,354)         $665,783            $(117,863)         $(364,350)
                              =========          ========            =========          =========

72    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                       PPI GOLDMAN                     PPI MFS              PPI MFS           PPI MFS
                           SACHS-REGISTERED TRADEMARK- CAPITAL  CAPITAL OPPORTUNITIES  EMERGING EQUITIES  RESEARCH GROWTH
                                    GROWTH PORTFOLIO                  PORTFOLIO            PORTFOLIO         PORTFOLIO
                           -----------------------------------  ---------------------  -----------------  ---------------
INVESTMENT INCOME:
Dividends................              $    86,496                  $   2,618,811        $   2,460,754     $   3,948,017
Interest.................                      478                        573,331              613,327           434,949
                                       -----------                  -------------        -------------     -------------
                                            86,974                      3,192,142            3,074,081         4,382,966
Foreign taxes withheld on
  dividends..............                       --                        (33,629)             (33,651)          (66,696)
                                       -----------                  -------------        -------------     -------------
      Total investment
        income...........                   86,974                      3,158,513            3,040,430         4,316,270
                                       -----------                  -------------        -------------     -------------

INVESTMENT EXPENSES:
Investment Advisory
  fee....................                  (53,060)                    (2,538,586)          (6,140,559)       (3,038,319)
Administrative services
  fees...................                  (12,479)                      (976,381)          (1,177,840)         (651,496)
Distribution plan
  fees--Class ADV........                       (1)                            (1)                  (1)               (1)
Shareholder service
  fees--Class S..........                  (17,036)                            (1)                  (1)               (1)
Shareholder service
  fees--Class ADV........                       (1)                            (1)                  (1)               (1)
                                       -----------                  -------------        -------------     -------------
      Total expenses.....                  (82,577)                    (3,514,970)          (7,318,402)       (3,689,818)
                                       -----------                  -------------        -------------     -------------
Net investment income
  (loss).................                    4,397                       (356,457)          (4,277,972)          626,452
                                       -----------                  -------------        -------------     -------------

NET REALIZED AND
  UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
  Sales of investments...               (1,271,157)                  (130,882,938)        (105,799,042)      (71,788,008)
  Options, foreign
    currency and forward
    foreign currency
    exchange contracts...                       --                        (17,497)             (22,126)           (9,488)
                                       -----------                  -------------        -------------     -------------
  Net realized gain
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............               (1,271,157)                  (130,900,435)        (105,821,168)      (71,797,496)
                                       -----------                  -------------        -------------     -------------

Net change in unrealized
  gain or (loss) on:
  Investments............                  479,010                     14,136,936         (170,688,248)      (37,543,975)
  Options, foreign
    currency and forward
    foreign currency
    exchange contracts...                       --                          1,673                  853             2,032
                                       -----------                  -------------        -------------     -------------
  Net change in
    unrealized gain or
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............                  479,010                     14,138,609         (170,687,395)      (37,541,943)
                                       -----------                  -------------        -------------     -------------
Net realized and change
  in unrealized gain
  (loss) on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....                 (792,147)                  (116,761,826)        (276,508,563)     (109,339,439)
                                       -----------                  -------------        -------------     -------------
Net increase (decrease)
  in net assets resulting
  from operations........              $  (787,750)                 $(117,118,283)       $(280,786,535)    $(108,712,987)
                                       ===========                  =============        =============     =============

                             PPI OPCAP       PPI SALOMON        PPI SALOMON          PPI SCUDDER         PPI T. ROWE
                           BALANCED VALUE  BROTHERS CAPITAL  BROTHERS INVESTORS  INTERNATIONAL GROWTH    PRICE GROWTH
                             PORTFOLIO        PORTFOLIO       VALUE PORTFOLIO         PORTFOLIO        EQUITY PORTFOLIO
                           --------------  ----------------  ------------------  --------------------  ----------------
INVESTMENT INCOME:
Dividends................   $    28,273        $ 13,610          $  54,842          $   7,375,111        $  5,034,392
Interest.................       122,131          39,286              1,129                408,908             834,946
                            -----------        --------          ---------          -------------        ------------
                                150,404          52,896             55,971              7,784,019           5,869,338
Foreign taxes withheld on
  dividends..............            --            (104)               (85)            (1,320,434)            (64,973)
                            -----------        --------          ---------          -------------        ------------
      Total investment
        income...........       150,404          52,792             55,886              6,463,585           5,804,365
                            -----------        --------          ---------          -------------        ------------
INVESTMENT EXPENSES:
Investment Advisory
  fee....................       (69,061)        (21,224)           (24,142)            (3,609,564)         (3,652,482)
Administrative services
  fees...................       (17,250)         (4,716)            (6,031)              (902,391)           (913,121)
Distribution plan
  fees--Class ADV........            (1)             (1)                (1)                    (1)                 (1)
Shareholder service
  fees--Class S..........       (23,577)         (6,429)            (8,239)                    (1)                 (1)
Shareholder service
  fees--Class ADV........            (1)             (1)                (1)                    (1)                 (1)
                            -----------        --------          ---------          -------------        ------------
      Total expenses.....      (109,890)        (32,371)           (38,414)            (4,511,958)         (4,565,606)
                            -----------        --------          ---------          -------------        ------------
Net investment income
  (loss).................        40,514          20,421             17,472              1,951,627           1,238,759
                            -----------        --------          ---------          -------------        ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
  Sales of investments...     1,453,164         207,744             53,670           (109,385,012)        (46,690,209)
  Options, foreign
    currency and forward
    foreign currency
    exchange contracts...            --              --                 --               (898,380)           (237,766)
                            -----------        --------          ---------          -------------        ------------
  Net realized gain
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............     1,453,164         207,744             53,670           (110,283,392)        (46,927,975)
                            -----------        --------          ---------          -------------        ------------
Net change in unrealized
  gain or (loss) on:
  Investments............    (3,307,112)        166,252           (152,980)           (34,402,700)        (26,298,431)
  Options, foreign
    currency and forward
    foreign currency
    exchange contracts...            --              --                 --                914,403                 561
                            -----------        --------          ---------          -------------        ------------
  Net change in
    unrealized gain or
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............    (3,307,112)        166,252           (152,980)           (33,488,297)        (26,297,870)
                            -----------        --------          ---------          -------------        ------------
Net realized and change
  in unrealized gain
  (loss) on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....    (1,853,948)        373,996            (99,310)          (143,771,689)        (73,225,845)
                            -----------        --------          ---------          -------------        ------------
Net increase (decrease)
  in net assets resulting
  from operations........   $(1,813,434)       $394,417          $ (81,838)         $(141,820,062)       $(71,987,086)
                            ===========        ========          =========          =============        ============

                                        See Notes to Financial Statements.    73

PORTFOLIO PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                PPI ALGER        PPI ALGER AGGRESSIVE     PPI BRINSON TACTICAL       PPI DSI ENHANCED
                             GROWTH PORTFOLIO      GROWTH PORTFOLIO    ASSET ALLOCATION PORTFOLIO    INDEX PORTFOLIO
                           FOR THE PERIOD FROM   FOR THE PERIOD FROM      FOR THE PERIOD FROM      FOR THE PERIOD FROM
                           DECEMBER 10, 2001 TO  DECEMBER 10, 2001 TO     DECEMBER 10, 2001 TO     DECEMBER 10, 2001 TO
                            DECEMBER 31, 2001     DECEMBER 31, 2001        DECEMBER 31, 2001        DECEMBER 31, 2001
                           --------------------  --------------------  --------------------------  --------------------
FROM OPERATIONS:
Net investment income
  (loss).................      $     (1,322)         $    (61,654)            $        360             $     11,649
Net realized gain (loss)
  on investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....           (45,577)             (145,857)                  (4,769)                     461
Net change in unrealized
  gain or (loss) on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....          (230,455)              873,294                 (113,454)                (376,460)
                               ------------          ------------             ------------             ------------
Net increase (decrease)
  in net assets resulting
  from
  operations.............          (277,354)              665,783                 (117,863)                (364,350)
                               ------------          ------------             ------------             ------------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................            10,000                10,000                   10,000                   10,000
Class S:
  Proceeds from shares
    sold.................            10,000                10,000                  117,970                  278,524
  Contributions from
    Transfer-In-Kind
    (Note 8).............                --                    --               14,632,108               44,350,779
  Payments for shares
    redeemed.............                --                    --                 (972,054)                (337,948)
Class ADV:
  Proceeds from shares
    sold.................           429,960             1,212,761                   10,000                   10,000
  Contributions from
    Transfer-In-Kind
    (Note 8).............        39,758,787            79,873,306                       --                       --
  Payments for shares
    redeemed.............        (1,592,234)             (752,582)                      --                       --
                               ------------          ------------             ------------             ------------
Net increase in net
  assets from fund share
  transactions...........        38,616,513            80,353,485               13,798,024               44,311,355
                               ------------          ------------             ------------             ------------
Net change in net
  assets.................        38,339,159            81,019,268               13,680,161               43,947,005
NET ASSETS:
Beginning of year........                --                    --                       --                       --
                               ------------          ------------             ------------             ------------
End of year..............      $ 38,339,159          $ 81,019,268             $ 13,680,161             $ 43,947,005
                               ============          ============             ============             ============
End of period net assets
  includes undistributed
  net investment income
  (loss).................      $         --          $         --             $        360             $     11,649
                               ============          ============             ============             ============

                           PPI GOLDMAN SACHS-REGISTERED TRADEMARK-
                                  CAPITAL GROWTH PORTFOLIO
                                     FOR THE PERIOD FROM
                                    DECEMBER 10, 2001 TO
                                      DECEMBER 31, 2001
                           ---------------------------------------
FROM OPERATIONS:
Net investment income
  (loss).................               $      4,397
Net realized gain (loss)
  on investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....                 (1,271,157)
Net change in unrealized
  gain or (loss) on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....                    479,010
                                        ------------
Net increase (decrease)
  in net assets resulting
  from
  operations.............                   (787,750)
                                        ------------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................                     10,000
Class S:
  Proceeds from shares
    sold.................                    373,309
  Contributions from
    Transfer-In-Kind
    (Note 8).............                104,560,191
  Payments for shares
    redeemed.............                 (1,027,510)
Class ADV:
  Proceeds from shares
    sold.................                     10,000
  Contributions from
    Transfer-In-Kind
    (Note 8).............                         --
  Payments for shares
    redeemed.............                         --
                                        ------------
Net increase in net
  assets from fund share
  transactions...........                103,925,990
                                        ------------
Net change in net
  assets.................                103,138,240
NET ASSETS:
Beginning of year........                         --
                                        ------------
End of year..............               $103,138,240
                                        ============
End of period net assets
  includes undistributed
  net investment income
  (loss).................               $      4,397
                                        ============

74    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                    PPI MFS CAPITAL          PPI MFS CAPITAL       PPI MFS EMERGING    PPI MFS EMERGING
                                OPPORTUNITIES PORTFOLIO  OPPORTUNITIES PORTFOLIO  EQUITIES PORTFOLIO  EQUITIES PORTFOLIO
                                      YEAR ENDED               YEAR ENDED             YEAR ENDED          YEAR ENDED
                                   DECEMBER 31, 2001        DECEMBER 31, 2000     DECEMBER 31, 2001   DECEMBER 31, 2000
                                -----------------------  -----------------------  ------------------  ------------------
FROM OPERATIONS:
Net investment income
  (loss)......................       $   (356,457)            $ (1,173,648)         $   (4,277,972)     $  (10,077,677)
Net realized gain (loss) on
  investments, foreign
  currency and forward foreign
  currency exchange
  contracts...................       (130,900,435)              74,543,205            (105,821,168)         63,926,791
Net change in unrealized gain
  or (loss) on investments,
  foreign currency and forward
  foreign currency exchange
  contracts...................         14,138,609             (108,836,566)           (170,687,395)       (509,266,171)
                                     ------------             ------------          --------------      --------------
Net increase (decrease) in net
  assets resulting from
  operations..................       (117,118,283)             (35,467,009)           (280,786,535)       (455,417,057)
                                     ------------             ------------          --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I
  From net realized gains.....        (74,691,013)             (61,206,388)            (60,036,959)        (16,096,254)
                                     ------------             ------------          --------------      --------------
  Decrease in net assets from
    distributions to
    shareholders..............        (74,691,013)             (61,206,388)            (60,036,959)        (16,096,254)
                                     ------------             ------------          --------------      --------------

FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares sold...         52,174,529              167,713,306             199,802,145         214,433,407
  Net Asset Value of shares
    issued upon reinvestment
    of distributions..........         74,691,007               61,206,388              60,036,952          16,096,254
  Payments for shares
    redeemed..................        (24,284,978)             (14,872,542)           (230,787,330)       (174,052,112)
Class S:
  Proceeds from shares sold...             10,014                       --                  10,012                  --
  Payments for shares
    redeemed..................                (10)                      --                      (8)                 --
Class ADV:
  Proceeds from shares sold...             10,012                       --                  10,012                  --
  Payments for shares
    redeemed..................                 (8)                      --                      (8)                 --
                                     ------------             ------------          --------------      --------------
Net increase in net assets
  from fund share
  transactions................        102,600,566              214,047,152              29,071,775          56,477,549
                                     ------------             ------------          --------------      --------------
Net change in net assets......        (89,208,730)             117,373,755            (311,751,719)       (415,035,762)
NET ASSETS:
Beginning of year.............        440,433,112              323,059,357           1,116,966,155       1,532,001,917
                                     ------------             ------------          --------------      --------------
End of year...................       $351,224,382             $440,433,112          $  805,214,436      $1,116,966,155
                                     ============             ============          ==============      ==============
End of period net assets
  includes undistributed net
  investment income (loss)....       $      2,011             $      9,802          $            7      $       41,461
                                     ============             ============          ==============      ==============

                                        See Notes to Financial Statements.    75

PORTFOLIO PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                PPI ALGER        PPI ALGER AGGRESSIVE     PPI BRINSON TACTICAL       PPI DSI ENHANCED
                             GROWTH PORTFOLIO      GROWTH PORTFOLIO    ASSET ALLOCATION PORTFOLIO    INDEX PORTFOLIO
                           FOR THE PERIOD FROM   FOR THE PERIOD FROM      FOR THE PERIOD FROM      FOR THE PERIOD FROM
                           DECEMBER 10, 2001 TO  DECEMBER 10, 2001 TO     DECEMBER 10, 2001 TO     DECEMBER 10, 2001 TO
                            DECEMBER 31, 2001     DECEMBER 31, 2001        DECEMBER 31, 2001        DECEMBER 31, 2001
                           --------------------  --------------------  --------------------------  --------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................            1,026                 1,403                     324                     1,235
  Number of shares issued
    upon reinvestment of
    distributions........               --                    --                      --                        --
  Number of shares
    redeemed.............               --                    --                      --                        --
                                ----------           -----------                --------                ----------
  Net increase...........            1,026                 1,403                     324                     1,235
                                ==========           ===========                ========                ==========
Class S:
  Number of shares
    sold.................            1,026                 1,403                   3,800                    34,156
  Shares issued from
    Transfer-In-Kind.....               --                    --                 465,844                 5,390,940
  Number of shares
    redeemed.............               --                    --                 (30,960)                  (41,577)
                                ----------           -----------                --------                ----------
  Net increase...........            1,026                 1,403                 438,684                 5,383,519
                                ==========           ===========                ========                ==========
Class ADV:
  Number of shares
    sold.................           43,992               169,398                     324                     1,235
  Shares issued from
    Transfer-In-Kind.....        4,007,942            11,047,484                      --                        --
  Number of shares
    redeemed.............         (161,938)             (103,042)                     --                        --
                                ----------           -----------                --------                ----------
  Net increase...........        3,889,996            11,113,840                     324                     1,235
                                ==========           ===========                ========                ==========

76    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                           PPI GOLDMAN SACHS-REGISTERED TRADEMARK-
                                  CAPITAL GROWTH PORTFOLIO              PPI MFS CAPITAL          PPI MFS CAPITAL
                                     FOR THE PERIOD FROM            OPPORTUNITIES PORTFOLIO  OPPORTUNITIES PORTFOLIO
                                    DECEMBER 10, 2001 TO                  YEAR ENDED               YEAR ENDED
                                      DECEMBER 31, 2001                DECEMBER 31, 2001        DECEMBER 31, 2000
                           ---------------------------------------  -----------------------  -----------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................                       905                        1,349,762                3,084,929
  Number of shares issued
    upon reinvestment of
    distributions........                        --                        2,475,671                1,219,980
  Number of shares
    redeemed.............                        --                         (792,792)                (285,915)
                                         ----------                       ----------               ----------
  Net increase...........                       905                        3,032,641                4,018,994
                                         ==========                       ==========               ==========
Class S:
  Number of shares
    sold.................                    34,022                              378                       --
  Shares issued from
    Transfer-In-Kind.....                 9,305,931                               --                       --
  Number of shares
    redeemed.............                   (91,347)                              (1)                      --
                                         ----------                       ----------               ----------
  Net increase...........                 9,248,606                              377                       --
                                         ==========                       ==========               ==========
Class ADV:
  Number of shares
    sold.................                       905                              378                       --
  Shares issued from
    Transfer-In-Kind.....                        --                               --                       --
  Number of shares
    redeemed.............                        --                               (1)                      --
                                         ----------                       ----------               ----------
  Net increase...........                       905                              377                       --
                                         ==========                       ==========               ==========


                            PPI MFS EMERGING    PPI MFS EMERGING
                           EQUITIES PORTFOLIO  EQUITIES PORTFOLIO
                               YEAR ENDED          YEAR ENDED
                           DECEMBER 31, 2001   DECEMBER 31, 2000
                           ------------------  ------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................       4,350,030           2,753,817
  Number of shares issued
    upon reinvestment of
    distributions........       1,349,448             206,680
  Number of shares
    redeemed.............      (5,069,028)         (2,315,464)
                              -----------         -----------
  Net increase...........         630,450             645,033
                              ===========         ===========
Class S:
  Number of shares
    sold.................             248                  --
  Shares issued from
    Transfer-In-Kind.....              --                  --
  Number of shares
    redeemed.............              --                  --
                              -----------         -----------
  Net increase...........             248                  --
                              ===========         ===========
Class ADV:
  Number of shares
    sold.................             248                  --
  Shares issued from
    Transfer-In-Kind.....              --                  --
  Number of shares
    redeemed.............              --                  --
                              -----------         -----------
  Net increase...........             248                  --
                              ===========         ===========

                                        See Notes to Financial Statements.    77

PORTFOLIO PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                  PPI OPCAP BALANCED   PPI SALOMON BROTHERS
                           PPI MFS RESEARCH   PPI MFS RESEARCH     VALUE PORTFOLIO      CAPITAL PORTFOLIO
                           GROWTH PORTFOLIO   GROWTH PORTFOLIO   FOR THE PERIOD FROM   FOR THE PERIOD FROM
                              YEAR ENDED         YEAR ENDED      DECEMBER 10, 2001 TO  DECEMBER 10, 2001 TO
                           DECEMBER 31, 2001  DECEMBER 31, 2000   DECEMBER 31, 2001     DECEMBER 31, 2001
                           -----------------  -----------------  --------------------  --------------------
FROM OPERATIONS:
Net investment income
  (loss).................    $     626,452      $    (767,320)       $     40,514          $    20,421
Net realized gain (loss)
  on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....      (71,797,496)        93,557,902           1,453,164              207,744
Net change in unrealized
  gain or (loss) on
  investments, options,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............      (37,541,943)      (117,569,774)         (3,307,112)             166,252
                             -------------      -------------        ------------          -----------
Net increase (decrease)
  in net
  assets resulting from
  operations.............     (108,712,987)       (24,779,192)         (1,813,434)             394,417
                             -------------      -------------        ------------          -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I
  From net realized
    gains................      (92,935,419)       (42,412,156)                 --                   --
                             -------------      -------------        ------------          -----------
  Decrease in net assets
    from distributions to
    shareholders.........      (92,935,419)       (42,412,156)                 --                   --
                             -------------      -------------        ------------          -----------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................       24,262,231         52,129,105              10,000               10,000
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........       92,935,451         42,412,156                  --                   --
  Payments for shares
    redeemed.............      (59,206,819)       (52,182,414)                 --                   --
Class S:
  Proceeds from shares
    sold.................           10,014                 --             655,295              944,613
  Contributions from
    Transfer-In-Kind
    (Note 8).............               --                 --         145,880,931           39,165,421
  Payments for shares
    redeemed.............              (10)                --          (1,416,369)            (134,362)
Class ADV:
  Proceeds from shares
    sold.................           10,012                 --              10,000               10,000
  Payments for shares
    redeemed.............               (8)                --                  --                   --
                             -------------      -------------        ------------          -----------
Net increase in net
  assets from
  fund share
  transactions...........       58,010,871         42,358,847         145,139,857           39,995,672
                             -------------      -------------        ------------          -----------
Net change in net
  assets.................     (143,637,535)       (24,832,501)        143,326,423           40,390,089

NET ASSETS:
Beginning of year........      528,581,831        553,414,332                  --                   --
                             -------------      -------------        ------------          -----------
End of year..............    $ 384,944,296      $ 528,581,831        $143,326,423          $40,390,089
                             =============      =============        ============          ===========
End of period net assets
  includes
  undistributed net
  investment income......    $     630,032      $      13,069        $     40,514          $    20,421
                             =============      =============        ============          ===========

78    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                             PPI SALOMON BROTHERS        PPI SCUDDER        PPI SCUDDER     PPI T. ROWE PRICE  PPI T. ROWE PRICE
                           INVESTORS VALUE PORTFOLIO    INTERNATIONAL      INTERNATIONAL      GROWTH EQUITY      GROWTH EQUITY
                              FOR THE PERIOD FROM     GROWTH PORTFOLIO   GROWTH PORTFOLIO       PORTFOLIO          PORTFOLIO
                             DECEMBER 10, 2001 TO        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                               DECEMBER 31, 2001      DECEMBER 31, 2001  DECEMBER 31, 2000  DECEMBER 31, 2001  DECEMBER 31, 2000
                           -------------------------  -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS:
Net investment income
  (loss).................         $    17,472          $     1,951,627    $     1,448,711     $  1,238,759       $  1,090,460
Net realized gain (loss)
  on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....              53,670             (110,283,392)       109,455,093      (46,927,975)        95,219,571
Net change in unrealized
  gain or (loss) on
  investments, options,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............            (152,980)             (33,488,297)      (243,307,811)     (26,297,870)       (98,107,547)
                                  -----------          ---------------    ---------------     ------------       ------------
Net increase (decrease)
  in net
  assets resulting from
  operations.............             (81,838)            (141,820,062)      (132,404,007)     (71,987,086)        (1,797,516)
                                  -----------          ---------------    ---------------     ------------       ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I
  From net realized
    gains................                  --             (109,754,710)       (58,789,327)     (98,888,403)       (59,132,947)
                                  -----------          ---------------    ---------------     ------------       ------------
  Decrease in net assets
    from distributions to
    shareholders.........                  --             (111,122,384)       (61,912,337)     (99,719,746)       (60,955,274)
                                  -----------          ---------------    ---------------     ------------       ------------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................              10,000            1,202,810,557      1,134,413,761       30,610,805         35,806,068
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --              111,122,360         61,912,337       99,719,751         60,955,274
  Payments for shares
    redeemed.............                  --           (1,248,938,575)    (1,149,068,016)     (53,684,663)       (49,521,814)
Class S:
  Proceeds from shares
    sold.................             526,222                   10,014                 --           10,014                 --
  Contributions from
    Transfer-In-Kind
    (Note 8).............          50,887,993                       --                 --               --                 --
  Payments for shares
    redeemed.............            (916,922)                     (10)                --              (10)                --
Class ADV:
  Proceeds from shares
    sold.................              10,000                   10,012                 --           10,012                 --
  Payments for shares
    redeemed.............                  --                       (8)                --               (8)                --
                                  -----------          ---------------    ---------------     ------------       ------------
Net increase in net
  assets from
  fund share
  transactions...........          50,517,293               65,014,350         47,258,082       76,665,901         47,239,528
                                  -----------          ---------------    ---------------     ------------       ------------
Net change in net
  assets.................          50,435,455             (187,928,096)      (147,058,262)     (95,040,931)       (15,513,262)

NET ASSETS:
Beginning of year........                  --              557,940,572        704,998,834      687,940,245        703,453,507
                                  -----------          ---------------    ---------------     ------------       ------------
End of year..............         $50,435,455          $   370,012,476    $   557,940,572     $592,899,314       $687,940,245
                                  ===========          ===============    ===============     ============       ============
End of period net assets
  includes
  undistributed net
  investment income......         $    17,472          $     1,070,750    $     1,366,934     $    987,679       $    818,027
                                  ===========          ===============    ===============     ============       ============

                                        See Notes to Financial Statements.    79

PORTFOLIO PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                  PPI OPCAP BALANCED   PPI SALOMON BROTHERS
                           PPI MFS RESEARCH   PPI MFS RESEARCH     VALUE PORTFOLIO      CAPITAL PORTFOLIO
                           GROWTH PORTFOLIO   GROWTH PORTFOLIO   FOR THE PERIOD FROM   FOR THE PERIOD FROM
                              YEAR ENDED         YEAR ENDED      DECEMBER 10, 2001 TO  DECEMBER 10, 2001 TO
                           DECEMBER 31, 2001  DECEMBER 31, 2000   DECEMBER 31, 2001     DECEMBER 31, 2001
                           -----------------  -----------------  --------------------  --------------------
SHARE TRANSACTIONS:
Class I
  Number of shares
    sold.................        2,387,404          3,543,354                804                   639
  Number of shares issued
    upon reinvestment of
    distributions........       10,731,576          2,920,947                 --                    --
  Number of shares
    redeemed.............       (6,035,360)        (3,499,953)                --                    --
                            --------------     --------------        -----------           -----------
  Net increase...........        7,083,620          2,964,348                804                   639
                            ==============     ==============        ===========           ===========
Class S
  Number of shares
    sold.................            1,256                 --             53,262                60,950
  Shares issued from
    Transfer-In-Kind.....               --                 --         11,620,143             2,469,140
  Number of shares
    redeemed.............               (1)                --           (114,172)               (8,555)
                            --------------     --------------        -----------           -----------
  Net increase...........            1,255                 --         11,559,233             2,521,535
                            ==============     ==============        ===========           ===========
Class ADV
  Number of shares
    sold.................            1,256                 --                804                   639
  Number of shares
    redeemed.............               (1)                --                 --                    --
                            --------------     --------------        -----------           -----------
  Net increase...........            1,255                 --                804                   639
                            ==============     ==============        ===========           ===========

80    See Notes to Financial Statements.

PORTFOLIO PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                             PPI SALOMON BROTHERS        PPI SCUDDER        PPI SCUDDER     PPI T. ROWE PRICE   PPI T. ROWE PRICE
                           INVESTORS VALUE PORTFOLIO    INTERNATIONAL      INTERNATIONAL      GROWTH EQUITY       GROWTH EQUITY
                              FOR THE PERIOD FROM     GROWTH PORTFOLIO   GROWTH PORTFOLIO       PORTFOLIO           PORTFOLIO
                             DECEMBER 10, 2001 TO        YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2001      DECEMBER 31, 2001  DECEMBER 31, 2000  DECEMBER 31, 2001   DECEMBER 31, 2000
                           -------------------------  -----------------  -----------------  -----------------   -----------------
SHARE TRANSACTIONS:
Class I
  Number of shares
    sold.................                   787             90,353,720       52,931,104            597,657              540,849
  Number of shares issued
    upon reinvestment of
    distributions........                    --              9,975,077        3,166,872          2,189,718              937,773
  Number of shares
    redeemed.............                    --            (93,708,976)     (53,496,034)        (1,088,021)           (753,426)
                                ---------------        ---------------     ------------       ------------        -------------
  Net increase...........                   787              6,619,821        2,601,942          1,699,354              725,196
                                ===============        ===============     ============       ============        =============
Class S
  Number of shares
    sold.................                41,953                  1,003               --                224                   --
  Shares issued from
    Transfer-In-Kind.....             3,939,072                     --               --                 --                   --
  Number of shares
    redeemed.............               (71,315)                    (1)              --                 --                   --
                                ---------------        ---------------     ------------       ------------        -------------
  Net increase...........             3,909,710                  1,002               --                224                   --
                                ===============        ===============     ============       ============        =============
Class ADV
  Number of shares
    sold.................                   787                  1,003               --                224                   --
  Number of shares
    redeemed.............                    --                     (1)              --                 --                   --
                                ---------------        ---------------     ------------       ------------        -------------
  Net increase...........                   787                  1,002               --                224                   --
                                ===============        ===============     ============       ============        =============

                                        See Notes to Financial Statements.    81

PORTFOLIO PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------
1. ORGANIZATION

Aetna Life Insurance and Annuity Company ("Aetna") created Portfolio
Partners, Inc. (the "Company") to serve as an investment option underlying variable insurance products offered by Aetna and its insurance company affiliates. The Company is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Company currently consists of twelve diversified Portfolios and one non-diversified Portfolio: PPI Alger Growth Portfolio ("PPI Alger Growth"); PPI Alger Aggressive Growth Portfolio ("PPI Aggressive Growth"); PPI Brinson Tactical Asset Allocation Portfolio ("PPI Brinson Tactical Asset Allocation"); PPI DSI Enhanced Index Portfolio ("PPI DSI Enhanced Index"); PPI Goldman Sachs-Registered Trademark- Capital Growth Portfolio ("PPI Goldman Sachs-Registered Trademark- Capital Growth"); PPI MFS Capital Opportunities Portfolio ("PPI MFS Capital Opportunities"); PPI MFS Emerging Equities Portfolio ("PPI MFS Emerging Equities"); PPI MFS Research Growth Portfolio ("PPI MFS Research Growth"); PPI OpCap Balanced Value Portfolio ("PPI OpCap Balanced Value"); PPI Salomon Brothers Capital Portfolio ("PPI Salomon Brothers Capital"); PPI Salomon Brothers Investors Value Portfolio ("PPI Salomon Brothers Investors Value"); PPI Scudder International Growth Portfolio ("PPI Scudder International Growth"); and PPI T. Rowe Price Growth Equity Portfolio ("PPI T. Rowe Price Growth Equity"). PPI Salomon Brothers Capital is classified as a 'non-diversified' portfolio under the 1940 Act. Aetna serves as the investment Advisor and the principal underwriter to each Portfolio. Fred Alger
Management, Inc. ("Alger") serves as sub-adviser to PPI Alger Growth and PPI Alger Aggressive Growth. Brinson Advisers, Inc. ("Brinson") serves as sub-adviser to PPI Brinson Tactical Asset Allocation. DSI International Management, Inc. ("DSI") serves as sub-adviser to PPI DSI Enhanced Index. Goldman Sachs-Registered Trademark- Asset Management ("Goldman
Sachs-Registered Trademark-") serves as sub-adviser to PPI Goldman Sachs-Registered Trademark- Capital Growth. Massachusetts Financial Services ("MFS") serves as sub-adviser to PPI MFS Capital Opportunities, PPI MFS Emerging Equities and PPI MFS Research Growth. OpCap Advisers ("OpCap") serves as sub-adviser to PPI OpCap Balanced. Salomon Brothers Asset Management, Inc. ("Salomon Brothers") serves as sub-adviser to PPI Salomon Brothers Investors Value and PPI Salomon Brothers Capital. Zurich Scudder Investments, Inc. ("Zurich Scudder") serves as sub-adviser to PPI Scudder International. T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as sub-adviser to PPI T. Rowe Price Growth Equity.

The Company offers three classes of shares, referred to as Initial
Class (Class "I"), Service Class (Class "S") and Adviser Class (Class "ADV").

The Initial Class of shares for PPI MFS Capital Opportunities, PPI MFS Emerging Equities, PPI MFS Research Growth, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity were first made available to the public on November 28, 1997. In addition, all other share classes of each Portfolio were first made available on December 10, 2001.

Each Share Class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Service and Adviser Classes of shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Adviser Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Services Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate accounts context, and to certain investment advisers and their affiliates.

The following is a brief description of each Portfolio's investment objective:

      PPI Alger Growth seeks long-term capital appreciation;

      PPI Aggressive Growth seeks long-term capital appreciation;

      PPI Brinson Tactical Asset Allocation seeks total return that consists of long-term capital appreciation and current income;

      PPI DSI Enhanced Index seeks to provide higher total return over the long term than the S&P 500 Index;

      PPI Goldman Sachs-Registered Trademark- Capital Growth seeks to provide long-term growth of capital;

--------------------------------------------------------------------------------

      PPI MFS Capital Opportunities seeks capital appreciation;

      PPI MFS Emerging Equities seeks to provide long-term growth of capital;

      PPI MFS Research Growth seeks long-term growth of capital and future income;

      PPI OpCap Balanced Value seeks capital growth and, secondarily, investment income;

      PPI Salomon Brothers Capital seeks capital appreciation;

      PPI Salomon Brothers Investors Value seeks long-term capital growth and, secondarily, current income;

      PPI Scudder International Growth seeks to provide long-term growth of capital; and

      PPI T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, dividend income.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. VALUATION OF INVESTMENTS

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over-the-counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of less than sixty days are valued at amortized cost, which approximates market value. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

B. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

C. FEDERAL INCOME TAXES

The Portfolios' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

PORTFOLIO PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
At December 31, 2001, PPI Alger Growth PPI Goldman Sachs-Registered Trademark-Capital Growth, PPI MFS Capital Opportunities, PPI MFS Emerging Equities, PPI MFS Research Growth, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity had net capital loss carryforwards of $45,577, $1,271,157, $128,961,988, $57,875,381, $70,036,262, $106,928,631, $46,182,852 that expire in
2009 respectively.

D. DISTRIBUTIONS

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

E. OPTION CONTRACTS

PPI Brinson Tactical Asset Allocation, PPI DSI Enhanced Index, PPI Goldman Sachs-Registered Trademark- Capital Growth, PPI MFS Capital Opportunities, PPI MFS Emerging Equities, PPI OpCap Balanced Value, PPI Salomon Brothers Capital, PPI Salomon Brothers Investors Value, PPI Scudder International Growth and PPI
T. Rowe Price Growth Equity may invest in put and call options. PPI MFS Capital Opportunities, PPI MFS Emerging Equities and PPI Scudder International Growth may only write or sell calls on securities only if the calls are covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. FUTURES

Each Portfolio (except PPI Alger Growth, PPI Aggressive Growth and PPI MFS Research Growth) may engage in the purchase of futures or options on futures and securities. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. No Portfolio may invest more than 5% of its total assets in premiums for these futures or options on futures for non-hedging purposes. PPI Scudder International Growth may enter into options on futures contracts for hedging purposes only.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of securities held by the portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

--------------------------------------------------------------------------------

The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

G. FOREIGN CURRENCY

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Each Portfolio (except PPI Alger Growth, PPI Aggressive Growth and PPI MFS Research Growth) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 5 of the Notes to Financial Statements. For federal income tax purposes, forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

I. ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may purchase illiquid and restricted securities. Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. Pursuant to Board of Directors' procedures, these securities may be deemed liquid. PPI Alger Growth, PPI Aggressive Growth and PPI Brinson Tactical Asset Allocation may invest up to 10% of their net assets in illiquid and restricted securities. All other Portfolios may invest up to 15% of their net assets in illiquid and restricted securities.

Illiquid and restricted securities are stated at fair value pursuant to procedures approved by the Board of Directors.

J. DELAYED DELIVERY TRANSACTIONS

Each Portfolio (except PPI MFS Research Growth) may purchase or sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Portfolios purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The Price of the underlying securities and the date when these

PORTFOLIO PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE AGREEMENTS

Each Portfolio pays the Investment Adviser an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of December 31, 2001:

                                                               FEE RANGE                       EFFECTIVE RATE
                                                               ---------                       --------------
PPI Alger Growth                          .80%                                                      .80%
PPI Aggressive Growth                     .85%                                                      .85%
PPI Brinson Tactical Asset Allocation     .90%                                                      .90%
PPI DSI Enhanced Index                    .60%                                                      .60%
PPI Goldman Sachs-Registered Trademark-   .85%
  Capital Growth                                                                                    .85%
PPI MFS Capital Opportunities             .65%                                                      .65%
PPI MFS Emerging Equities                 .70% on the first 500 million of average net assets
                                          .65% on assets over 500 million                           .68%
PPI MFS Research Growth                   .70% on the first 500 million of average net assets
                                          .65% on assets over 500 million                           .70%
PPI OpCap Balanced Value                  .80%                                                      .80%
PPI Salomon Brothers Capital Portfolio    .90%                                                      .90%
PPI Salomon Brothers Investors Value      .80%                                                      .80%
PPI Scudder International Growth          .80%                                                      .80%
PPI T. Rowe Price Growth Equity           .60%                                                      .60%

Under the terms of separate Subadvisery Agreements between the Investment Advisor and each subadviser, each subadviser is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Advisor, which are expressed as a percentage of the average daily net assets of each Portfolio. For the year ended December 31, 2001, the Investment Advisor paid Alger $28,698 for PPI Alger Growth and PPI Aggressive Growth, paid Brinson $4,345 for PPI Brinson Tactical Asset Allocation, paid DSI $7,921 for PPI DSI Enhanced Index, paid Goldman Sachs-Registered Trademark- $28,078 for PPI Goldman Sachs-Registered Trademark-Capital Growth, paid MFS $5,858,571 for PPI MFS Capital Opportunities, PPI MFS Emerging Equities and PPI MFS Research Growth, paid OpCap $31,902 for PPI OpCap Balanced Value, paid Salomon Brothers $24,756 for PPI Salomon Brothers Investors Value and Salomon Brothers Capital, paid Zurich Scudder $1,816,821 for PPI Scudder International Growth and paid T. Rowe Price $2,393,697 for PPI T. Rowe Price Growth Equity.

Under an Administrative Services Agreement between the Company and Aetna, Aetna provides all administrative services necessary for the Company's operations and is responsible for the supervision of the Company's other service providers.

--------------------------------------------------------------------------------

Aetna also assumes all ordinary recurring direct costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

PORTFOLIO                                           RATE
---------                                           ----
PPI Alger Growth                                    0.20%
PPI Aggressive Growth                               0.20%
PPI Brinson Tactical Asset Allocation               0.20%
PPI DSI Enhanced Index                              0.20%
PPI Goldman Sachs-Registered Trademark- Capital
  Growth                                            0.20%
PPI MFS Capital Opportunities                       0.25%
PPI MFS Emerging Equities                           0.13%
PPI MFS Research Growth                             0.15%
PPI OpCap Balanced Value                            0.20%
PPI Salomon Brothers Capital Portfolio              0.20%
PPI Salomon Brothers Investors Value                0.20%
PPI Scudder International Growth                    0.20%
PPI T. Rowe Price Growth Equity                     0.15%

Each Portfolio's aggregate expenses are limited to the advisory and administrative service fees disclosed above.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Adviser Class shares of each Portfolio. The Plan provides for a distribution fee, payable to Aetna Investment Services, LLC ("AIS") as the Company's Distributor. AIS may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Dealer Agreement as described under the Plan. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser
Class shares.

Service and Adviser Classes of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Service and Adviser Classes which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the Service and Adviser Classes respectively.

During the year ended December 31, 2001, PPI Scudder International Growth was reimbursed $453,481 by the sub-adviser for losses related to certain prohibited investment transactions. This reimbursement impacted Initial Class shareholders only since the Adviser and Service Class shares had not yet commenced operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2001 were:

                                          COST OF PURCHASES  PROCEEDS FROM SALES
                                          -----------------  -------------------
PPI Alger Growth                           $    2,886,039      $    2,263,059
PPI Aggressive Growth                          47,191,244          42,971,226
PPI Brinson Tactical Asset Allocation             678,958           1,445,341
PPI DSI Enhanced Index                            172,146               1,163
PPI Goldman Sachs-Registered Trademark-
  Capital Growth                                1,416,158           1,135,746
PPI MFS Capital Opportunities                 407,748,189         389,946,082
PPI MFS Emerging Equities                   1,405,709,826       1,449,457,769
PPI MFS Research Growth                       383,910,863         411,021,028
PPI OpCap Balanced Value*                       9,178,365          11,497,520
PPI Salomon Brothers Capital Portfolio          2,073,334           1,337,813
PPI Salomon Brothers Investors Value            1,301,051             493,195
PPI Scudder International Growth              418,487,413         463,067,109
PPI T. Rowe Price Growth Equity               376,551,782         378,621,603

*Cost of Purchases for PPI OpCap Balanced Value includes U.S. Government purchases of $528,438.

PORTFOLIO PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At December 31, 2001, PPI MFS Emerging Equities, PPI MFS Capital Opportunities, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The unrealized gain
(loss) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

PPI MFS EMERGING EQUITIES

                                  FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE      UNITS PURCHASED/SOLD      COST        AT DECEMBER 31, 2001          LOSS
--------------------------      --------------------      ----        --------------------          ----
SALE CONTRACTS
Euro, 1/3/02                                   541             476                 483                   (7)

PPI MFS CAPITAL OPPORTUNITIES

                                  FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE      UNITS PURCHASED/SOLD      COST        AT DECEMBER 31, 2001          LOSS
--------------------------      --------------------      ----        --------------------          ----
SALE CONTRACTS
Euro, 1/3/02                               247,165         218,296             220,307               (2,011)

PPI SCUDDER INTERNATIONAL GROWTH

                                  FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE      UNITS PURCHASED/SOLD      COST        AT DECEMBER 31, 2001      GAIN (LOSS)
--------------------------      --------------------      ----        --------------------      -----------
SALE CONTRACTS
Euro, 1/2/02                                90,517          80,348              80,684                 (336)
Euro, 1/3/02                               263,937         233,030             235,257               (2,227)
Euro, 1/4/02                                59,843          52,799              53,338                 (539)
Japanese Yen, 3/19/02                4,096,053,090      32,100,000          31,239,322              860,678
                                                                                                 ----------
                                                                                                    857,576
                                                                                                 ==========

PPI T. ROWE PRICE GROWTH EQUITY

                                  FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE      UNITS PURCHASED/SOLD      COST        AT DECEMBER 31, 2001          GAIN
--------------------------      --------------------      ----        --------------------          ----
PURCHASE CONTRACTS
Swedish Krona, 1/2/02                    1,915,477         179,941             183,140                3,199
Swedish Krona, 1/3/02                    1,039,681          99,243              99,398                  155
                                                                                                 ----------
                                                                                                      3,354
                                                                                                 ==========

6. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 1.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. At December 31, 2001, Aetna and its insurance company affiliates owned all shares of beneficial interest of the Portfolios.

--------------------------------------------------------------------------------

7. CERTAIN RECLASSIFICATIONS

In accordance with accounting principles generally accepted in the United States of America, the following reclassifications were made in order to present the Portfolios' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Portfolios.

                                                                                   ACCUMULATED
                                                           UNDISTRIBUTED NET      NET REALIZED
                                       PAID-IN CAPITAL     INVESTMENT INCOME       GAIN (LOSS)
                                     INCREASE/(DECREASE)  INCREASE/(DECREASE)  INCREASE (DECREASE)
                                     -------------------  -------------------  -------------------
PPI Alger Growth                                (1,322)              1,322                   --
PPI Aggressive Growth                          (47,408)             61,654              (14,246)
PPI MFS Capital Opportunities                 (366,162)            348,666               17,496
PPI MFS Emerging Equities                   (4,258,642)          4,236,518               22,124
PPI MFS Research Growth                             --              (9,489)               9,489
PPI Scudder International Growth                    --            (880,137)             880,137
PPI T. Rowe Price Growth Equity                     (1)           (237,764)             237,765

8. TRANSFER-IN-KIND FROM AFFILIATES

Effective December 10, 2001, investment operations commenced for PPI Alger Growth, PPI Aggressive Growth, PPI Brinson Tactical Asset Allocation and PPI DSI Enhanced Index with an initial taxable contribution of securities-in-kind. Also effective December 10, 2001, investment operations commenced for PPI Goldman Sachs-Registered Trademark- Capital Growth, PPI OpCap Balanced Value, PPI Salomon Brothers Capital and PPI Salomon Brothers Investors Value with an initial tax-free contribution of securities-in-kind.

PORTFOLIO                                           INITIAL CONTRIBUTION
---------                                           --------------------
PPI Alger Growth                                          39,758,787
PPI Aggressive Growth                                     79,873,306
PPI Brinson Tactical Asset Allocation                     14,632,108
PPI DSI Enhanced Index                                    44,350,779
PPI Goldman Sachs-Registered Trademark- Capital
  Growth                                                104,560,191*
PPI OpCap Balanced Value                                145,880,931*
PPI Salomon Brothers Capital                             39,165,421*
PPI Salomon Brothers Investors Value                     50,887,993*

*For tax-free contributions, includes unrealized appreciation/(depreciation) of ($8,489,211), ($1,795,670), $862,343 and $2,675,984, respectively.

PORTFOLIO PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

9. TAX INFORMATION

The tax character of distributions paid during 2001 was as follows:

                                                         PER
                                             AMOUNT     SHARE
                                             ------     -----
PPI MFS CAPITAL OPPORTUNITIES
Distributions paid from:
  Ordinary Income                         $ 42,020,234  $ 3.94
  Long-Term Capital Gain                    32,670,779    3.07
                                          ------------  ------
Total Distributions                       $ 74,691,013  $ 7.01
PPI MFS EMERGING EQUITIES
Distributions paid from:
  Ordinary Income                         $         --  $   --
  Long-Term Capital Gain                    60,036,959    3.19
                                          ------------  ------
Total Distributions                       $ 60,036,959  $ 3.19
PPI MFS RESEARCH GROWTH
Distributions paid from:
  Ordinary Income                         $  5,128,509  $ 0.13
  Long-Term Capital Gain                    87,806,910    2.27
                                          ------------  ------
Total Distributions                       $ 92,935,419  $ 2.40
PPI SCUDDER INTERNATIONAL GROWTH
Distributions paid from:
  Ordinary Income                         $  4,946,778  $ 0.17
  Long-Term Capital Gain                   106,175,606    3.66
                                          ------------  ------
Total Distributions                       $111,122,384  $ 3.83
PPI T. ROWE PRICE GROWTH EQUITY
Distributions paid from:
  Ordinary Income                         $ 30,262,980  $ 2.72
  Long-Term Capital Gain                    69,456,766    6.26
                                          ------------  ------
Total Distributions                       $ 99,719,746  $ 8.98

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                        ACCUMULATED     UNREALIZED
                                      UNDISTRIBUTED      LONG-TERM     APPRECIATION/
                                     ORDINARY INCOME    GAIN/(LOSS)    DEPRECIATION
                                     ---------------    -----------    ------------
PPI Alger Growth                      $          0     $    (45,577)   $   (230,455)
PPI Aggressive Growth                            0                0         713,191
PPI Brinson Tactical Asset
  Allocation                                 9,656                0        (127,519)
PPI DSI Enhanced Index                      12,110                0        (376,460)
PPI Goldman
  Sachs-Registered Trademark-
  Capital Growth                             4,397       (1,271,157)     (8,010,201)
PPI MFS Capital Opportunities                    0     (128,961,988)    (24,711,285)
PPI MMF Emerging Equities                        0      (57,875,381)    (12,073,932)
PPI MFS Research Growth                    630,032      (70,036,262)     (6,250,856)
PPI OpCap Balanced Value                 1,479,906                0      (5,102,782)
PPI Salomon Brothers Capital
  Portfolio                                 69,506          164,691       1,028,595
PPI Salomon Brothers Investors
  Value                                     71,142                0       2,523,005
PPI Scudder International Growth         1,928,326     (106,928,631)    (24,436,252)
PPI T. Rowe Price Growth Equity            991,033      (46,182,852)     40,517,760

                          Independent Auditors' Report

To the Board of Directors and Shareholders
Portfolio Partners, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of PPI Alger Growth Portfolio, PPI Alger Aggressive Growth Portfolio, PPI Brinson Tactical Asset Allocation Portfolio, PPI DSI Enhanced Index Portfolio, PPI Goldman Sachs-Registered Trademark- Capital Growth Portfolio, PPI MFS Capital Opportunities Portfolio, PPI MFS Emerging Equities Portfolio, PPI MFS Research Growth Portfolio, PPI OpCap Balanced Value Portfolio, PPI Salomon Brothers Capital Portfolio, PPI Salomon Brothers Investors Value Portfolio, PPI Scudder International Growth Portfolio and PPI T. Rowe Price Growth Equity Portfolio, series of Portfolio Partners, Inc. (the Portfolios), as of December 31, 2001, and the related statements of operations for the year or period then ended and the statements of changes in net assets and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2001 and the results of their operations for the year or period then ended and the changes in their net assets and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.
[KPMG LLP SIGNATURE]

Boston, Massachusetts
February 8, 2002

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DIRECTORS TABLE (UNAUDITED)

INTERESTED DIRECTORS & PRINCIPAL OFFICERS:*

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN            OTHER
                           POSITION(S)  TERM OF OFFICE                             FUND COMPLEX         DIRECTORSHIPS
                            HELD WITH   AND LENGTH OF     PRINCIPAL OCCUPATIONS      OVERSEEN              HELD BY
NAME, ADDRESS AND AGE         FUND       TIME SERVED       DURING PAST 5 YEARS      BY DIRECTOR           DIRECTOR
---------------------         ----       -----------       -------------------      -----------           --------

Laurie M. Tillinghast,     Director &   Served since    Vice President, Aetna              13                N/A
CFP                        President    November 1997.  Life Insurance and
151 Farmington Avenue                                   Annuity Company, 1998 --
Hartford,                                               present; Vice President,
Connecticut                                             Aetna Retirement
(49)                                                    Services,Fund Strategy
                                                        and Management, 1995 --
                                                        1998.

Martin T. Conroy           Vice         Served since    Vice President &                   13                N/A
151 Farmington Avenue      President,   November 1997.  Assistant Treasurer,
Hartford,                  Chief                        Aetna Life Insurance and
Connecticut                Financial                    Annuity Company, 1992 --
(61)                       Officer &                    Present, Aetna Investment
                           Treasurer                    Services, LLC, 1996 --
                                                        Present, Aetna Retirement
                                                        Holdings, Inc., 1997 to
                                                        present, and Aetna
                                                        Insurance Company of
                                                        America, 1999 -- Present;
                                                        Vice President, Aetna
                                                        Retirement
                                                        Services, Inc., 1999 --
                                                        Present.

* Interested person as defined by the 1940 Act.

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
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DISINTERESTED DIRECTORS & PRINCIPAL OFFICERS:

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN            OTHER
                           POSITION(S)  TERM OF OFFICE                             FUND COMPLEX         DIRECTORSHIPS
                            HELD WITH   AND LENGTH OF     PRINCIPAL OCCUPATIONS      OVERSEEN              HELD BY
NAME, ADDRESS AND AGE         FUND       TIME SERVED       DURING PAST 5 YEARS      BY DIRECTOR           DIRECTOR
---------------------         ----       -----------       -------------------      -----------           --------

John V. Boyer              Director     Served since    Executive Director,                13                N/A
63 Penn Drive                           November 1997.  The Mark Twain House
West Hartford,                                          Museum, 1989 to present
Connecticut
(48)
Richard A. Johnson         Director     Served since    Retired for more than              13                N/A
24 Sulgrave Road                        November 1997.  5 years.
West Hartford,
Connecticut
(65)
Philip M. Markert          Director     Served since    Retired for more than              13                N/A
164 Calhoun Street                      November 1997.  5 years.
Washington,
Connecticut
(63)
Jeffrey J. Gaboury         Assistant    Served since    Director, Reporting &              13                N/A
200 Clarendon Street       Treasurer    May 1999.       Compliance, Investors
Boston,                                                 Bank & Trust Company,
Massachusetts                                           1996 -- Present
(33)
Susan C. Mosher            Secretary    Served since    Senior Director -- Mutual          13                N/A
200 Clarendon Street                    November 1997.  Fund Administration --
Boston,                                                 Legal Administration
Massachusetts                                           Investors Bank & Trust
(46)                                                    Company, 1996 -- Present
J. Neil McMurdie           Assistant    Served since    Counsel, Aetna Life                13                N/A
151 Farmington Avenue      Secretary    August 1999.    Insurance and Annuity Co.
Hartford,                                               1998 -- Present.
Connecticut                                             Associate Counsel and
(44)                                                    Assistant Vice President
                                                        GE Financial Assurance
                                                        and subsidiaries,
                                                        1993 -- 1998
Chrystie Boucree Ritter    Assistant    Served since    Associate Counsel, Mutual          13                N/A
200 Clarendon Street       Secretary    August 2001.    Fund Administration --
Boston,                                                 Legal Administration,
Massachusetts                                           Investors Bank & Trust
(39)                                                    Company, June2001 --
                                                        Present. Legal Product
                                                        Specialist, Zurich
                                                        Scudder Investments Inc.
                                                        1998 -- 2000. Associate,
                                                        Goulston & Storrs,
                                                        1997 -- 1998.

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